                                                                  EXHIBIT 10.12



                           --------------------------


                         MASTER REIMBURSEMENT AGREEMENT


                            DATED AS OF JULY 1, 1996


                                  BY AND AMONG



                     FEDERAL NATIONAL MORTGAGE ASSOCIATION

                                      AND

                            AVALON COLLATERAL, INC.
                            AVALON CHASE RIDGE, INC.
                                      and
                            AVALON CHASE LEA, INC.,
                                  AS BORROWERS



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                         MASTER REIMBURSEMENT AGREEMENT

                 THIS MASTER REIMBURSEMENT AGREEMENT is made and entered into as of this 1st day of July, 1996, by and among AVALON COLLATERAL, INC., a corporation duly organized and existing under the laws of Maryland ("COLLATERAL INC."), AVALON CHASE RIDGE, INC., a corporation duly organized and existing under the laws of Maryland ("CHASE RIDGE INC."), AVALON CHASE LEA, INC., a corporation duly organized and existing under the laws of Maryland ("CHASE LEA INC."; each of Collateral Inc., Chase Ridge Inc. and Chase Lea Inc. sometimes being referred to herein as a "BORROWER" and collectively as the "BORROWERS") and the FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FANNIE MAE"), a corporation duly organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. Section 1716 et. seq.. The meanings of initially capitalized terms used herein and not defined are set forth in section 1.2.

                                    RECITALS

                 WHEREAS, Collateral Inc. owns each of the five (5) multifamily housing projects described in Section A and Section B of Exhibit A (the "INITIAL BOND PROPERTIES"), which Initial Bond Properties are currently financed by five (5) existing issues of tax-exempt housing bonds (the "EXISTING BOND ISSUES") in accordance with five (5) trust indentures (the "EXISTING INDENTURES");

                 WHEREAS, each of the Existing Bond Issues is supported by a first priority mortgage, deed of trust or deed to secure debt (the "EXISTING SECURITY INSTRUMENTS") and mortgage note secured thereby (the "EXISTING MORTGAGE NOTES");

                 WHEREAS, each Issuer with respect to the three (3) Initial Bond Properties described in "Section A: Floating Rate Bond Properties" of Exhibit A (the "FLOATING RATE BOND PROPERTIES") has received a request from Collateral Inc. to issue new bonds under the Related Act in order to (a) provide purchase money financing with respect to the Floating Rate Bond Property identified as Avalon Pointe, Stafford County, Virginia and (b) refinance the Floating Rate Bond Properties identified as Avalon at Hampton I, City of Hampton Virginia and Avalon Meadows, Howard County, Maryland, in each case by the current refunding of the Existing Bond Issue with respect to each such Floating Rate Bond Property through the simultaneous issuance of new variable-rate, tax-exempt refunding housing bonds (the "FLOATING RATE BOND TRANSACTIONS");

                 WHEREAS, each Issuer with respect to the two (2) Initial Bond Properties described in "Section B: Fixed Rate Bond Properties" of Exhibit A (the "FIXED RATE BOND PROPERTIES") has received a request from Collateral Inc. to issue new bonds under the Related Act in order to refinance each such Fixed Rate Bond Property by the current refunding of the Existing Bond Issue with respect to each such Fixed Rate Bond Property through the simultaneous issuance of new fixed-rate, tax-exempt refunding housing bonds (the "FIXED RATE






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BOND TRANSACTIONS"; the Floating Rate Bond Transactions and the Fixed Rate Bond
Transactions are referred to herein, collectively, as the "BOND TRANSACTIONS");

                 WHEREAS, each Issuer has determined that the issuance of the Related Bonds with respect to the related Bond Transaction and the application of the proceeds thereof to fund the Mortgage Loan relating thereto will promote and serve the intended purposes of, and in all respects will conform to the provisions and requirements of, the Related Act;

                 WHEREAS, in order to provide funding for the Mortgage Loan with respect to each such Bond Transaction, the respective Issuer is issuing and selling the Related Bonds and depositing the proceeds of the Related Bonds with the Related Trustee, to be used to fund the Mortgage Loan with respect to each such Initial Bond Property;

                 WHEREAS, the Mortgage Loan with respect to each Bond Transaction will be (a) made in accordance with the requirements of Fannie Mae and the Issuer, (b) evidenced by the Related Mortgage Note, (c) secured by the Related Bond Mortgage, and (d) otherwise secured by the other Related Bond Documents;

                 WHEREAS, the Related Mortgage Note, the Related Bond Mortgage and the other Related Bond Documents with respect to each Initial Bond Property will be executed by Collateral Inc. in favor of the Issuer with respect to such Initial Bond Property;

                 WHEREAS, immediately following the origination of the Mortgage Loan with respect to each Floating Rate Bond Transaction, the Issuer with respect to each such Floating Rate Bond Transaction will, pursuant to an Assignment, assign the Mortgage Loan, the Related Mortgage Note and the Related Bond Mortgage, together with certain other collateral, to the Related Trustee and Fannie Mae as their interests may appear;

                 WHEREAS, immediately following the origination of the Mortgage Loan with respect to each Fixed Rate Bond Transaction, the Issuer with respect to each such Fixed Rate Bond Transaction will, pursuant to an Assignment, assign the Mortgage Loan, the Related Mortgage Note and the Related Bond Mortgage, together with certain other collateral, to Fannie Mae;

                 WHEREAS, Collateral Inc. has requested that Fannie Mae provide credit enhancement and liquidity support for each issue of Related Bonds with respect to the Bond Transactions by issuing (i) a Related Fannie Mae Collateral Agreement with respect to each Floating Rate Bond Transaction for the benefit of the Related Trustee and (ii) a Related Fannie Mae Pass-Through Certificate with respect to each Fixed Rate Bond Transaction for the benefit of the Related Trustee;

                 WHEREAS, (i) Chase Ridge Inc. owns the multifamily housing project described as Avalon Ridge, Montgomery County, Maryland, in "Section C:
Custodial Receipts Properties"






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of Exhibit A (the "AVALON RIDGE PROPERTY") and (ii) Chase Lea Inc. owns the multifamily housing project described as Avalon Lea, Baltimore County, Maryland, in "Section C: Custodial Receipts Properties" of Exhibit A (the "AVALON LEA PROPERTY"; each of the Avalon Ridge Property and the Avalon Lea Property sometimes being referred to herein as a "CUSTODIAL RECEIPTS PROPERTY" and collectively as the "CUSTODIAL RECEIPTS PROPERTIES"). Each Custodial Receipts Property is currently financed by an existing issue of tax-exempt housing bonds (the "CUSTODIAL RECEIPTS BOND ISSUES") issued in accordance with those certain Trust Indentures dated as of November 1, 1985, each by and between Community Development Administration Department of Economic and Community Development State of Maryland ("CDA") and Marine Midland Bank (successor to Equitable Bank, National Association), as trustee (together with its successors and assigns, the "CUSTODIAL RECEIPTS BOND TRUSTEE") (such trust indentures, as amended, restated, supplemented or otherwise modified to the date hereof and from time to time hereafter the "CUSTODIAL RECEIPTS BOND INDENTURES");

                 WHEREAS, each of the Custodial Receipts Bond Issues is supported by first priority mortgages, deeds of trust or deeds to secure debt, dated as of November 11, 1985 (the "CUSTODIAL RECEIPTS FIRST SECURITY INSTRUMENTS") by the related Borrower (or its predecessor-in-interest) originally for the benefit of CDA and The Mutual Benefit Life Insurance Company encumbering the related Custodial Receipts Property and securing the obligations of the obligor under and with respect to the related mortgage note (the "CUSTODIAL RECEIPTS MORTGAGE NOTES") and mortgage loan evidenced thereby (the "CUSTODIAL RECEIPTS MORTGAGE LOANS");

                 WHEREAS, Guarantor (defined below) has (i) purchased the Custodial Receipts Bond Issue with respect to each Custodial Receipts Property,
(ii) deposited such Custodial Receipts Bond Issues with Marine Midland Bank (the "ORIGINAL CUSTODIAN") pursuant to that certain Amended and Restated Custody Agreement dated as of June 1, 1995 between the Original Custodian, and Guarantor as depositor (as amended, restated, supplemented or otherwise modified to the date hereof and from time to time hereafter the "CUSTODIAL RECEIPTS AGREEMENT"), and (iii) caused the issuance of the Related Custodial Receipts in accordance with the Custodial Receipts Agreement (the "CUSTODIAL RECEIPTS TRANSACTIONS");

                 WHEREAS, Guarantor, Collateral Inc., Fannie Mae and Crestar Bank, not in its individual capacity but solely in its capacity as collateral agent for Fannie Mae (in such capacity, together with its successors and assigns the "C/R PLEDGE CUSTODIAN") have entered in to that certain Master Assignment, Bond Pledge and Security Agreement, of even date herewith (as the same may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms, the "CUSTODIAL RECEIPTS BOND PLEDGE AGREEMENT") pursuant to which (a) Guarantor has assigned and conveyed all of residual right, title and interest, if any, in and to, inter alia, the Custodial Receipts Bond Issues to Collateral Inc., (b) Collateral Inc., and to the extent that Guarantor is deemed to retain any residual interests, Guarantor has pledged and granted to the C/R Pledge Custodian for the benefit of Fannie Mae, all of its residual right, title and interest, if any, in and to, inter alia, the Custodial Receipts Bond Issue as additional






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security for the Obligations, and (c) the C/R Pledge Trustee has acknowledged and agreed that it shall hold such grant and pledge for the benefit of Fannie
Mae;

                 WHEREAS, (i) the Related Custodial Receipts with respect to the Avalon Ridge Property are credit enhanced by a direct-draw letter of credit (the "CHASE RIDGE CUSTODIAL RECEIPTS L/C") issued by Morgan Guaranty Trust Company of New York ("MORGAN") in favor of the Custodial Receipts Custodian and
(ii) the Related Custodial Receipts with respect to the Avalon Lea Property are credit enhanced by a direct-draw letter of credit (the "CHASE LEA CUSTODIAL RECEIPTS L/C"; each of the Chase Ridge Custodial Receipts L/C and the Chase Lea Custodial Receipts L/C sometimes being referred to herein as a "CUSTODIAL RECEIPTS L/C" and collectively as the "CUSTODIAL RECEIPTS L/C'S") issued by Morgan in favor of the Custodial Receipts Custodian;

                 WHEREAS, in consideration of Morgan's issuing the Custodial Receipts L/C's, each of Chase Ridge Inc. and Chase Lea Inc. have entered into a certain Reimbursement Agreement (the "CUSTODIAL RECEIPTS L/C REIMBURSEMENT AGREEMENT"), dated as of July 1, 1996, with Morgan pursuant to which Chase Ridge Inc. and Chase Lea Inc. have agreed to reimburse Morgan for all advances made by Morgan pursuant to the terms of the Custodial Receipts L/C's;

                 WHEREAS, each of Chase Ridge Inc. and Chase Lea Inc. has requested that Fannie Mae credit enhance their respective reimbursement obligations to Morgan with respect to each Custodial Receipts Transaction by issuing the Related Custodial Receipts Collateral Agreements for the benefit of Morgan;

                 WHEREAS, each of Chase Ridge Inc. and Chase Lea Inc. has agreed to secure its reimbursement obligations to Fannie Mae with respect to any amounts advanced by Fannie Mae under each Related Custodial Receipts Collateral Agreement and the other Obligations hereunder by, inter alia, granting Fannie Mae second priority mortgages, deeds of trust or deeds to secure debt encumbering the related Custodial Receipts Property;

                 WHEREAS, Fannie Mae has agreed to provide: (i) credit enhancement and liquidity support for each issue of Related Bonds in a Floating Rate Bond Transaction pursuant to and in accordance with the terms of a Related Fannie Mae Collateral Agreement; (ii) credit enhancement for each issue of Related Bonds in a Fixed Rate Bond Transaction pursuant to and in accordance with the terms of a Related Fannie Mae Pass-Through Certificate; and (iii) credit enhancement with respect to the respective reimbursement obligations of Chase Ridge Inc. and Chase Lea Inc. to Morgan for certain amounts advanced by Morgan under the Custodial Receipts L/C's, pursuant to and in accordance with the terms of a Related Custodial Receipts Collateral Agreement;

                 WHEREAS, each Borrower is a direct, one hundred percent (100%) subsidiary of Avalon Properties, Inc., a Maryland corporation ("GUARANTOR") and will receive a material






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benefit from Fannie Mae's agreement to provide credit enhancement and liquidity support to the other Borrowers;

                 WHEREAS, each Borrower has agreed, that the Borrowers be jointly and severally liable for all of the Obligations;

                 WHEREAS, Collateral Inc. owns each of the four (4) multifamily housing projects, including the real property and improvements located thereon, described in Exhibit B (the "ADDITIONAL MORTGAGED PROPERTIES");

                 WHEREAS, in consideration of Fannie Mae agreeing to enter into the Related Fannie Mae Credit Enhancement Instruments and in order to further evidence and secure the obligations of each of the Borrowers to Fannie Mae, Collateral Inc. and the other the Borrowers have agreed, among other things:
(i) to grant Fannie Mae second priority deeds of trust on the Bond Properties;
(ii) to grant Fannie Mae second priority deeds of trust on the Custodial Receipts Properties; (iii) to grant Fannie Mae first priority deeds of trust on the Additional Mortgaged Properties; (iv) to pay certain fees to Fannie Mae; and (v) to reimburse Fannie Mae for amounts advanced pursuant to the Related Fannie Mae Collateral Agreements and the Related Custodial Receipts Collateral Agreements or otherwise advanced in accordance with this Agreement and the other Transaction Documents;

                 WHEREAS, in order to further induce Fannie Mae to enter into the Related Fannie Mae Credit Enhancement Instruments, Guarantor has agreed, inter alia, to (a) grant a certain Guaranty for the benefit of Fannie Mae, and
(b) pledge, assign and grant Fannie Mae a security interest in all of its remaining right, title and interest in the Custodial Receipts Bond Issues, if any, as additional security for the Obligations, pursuant to the Custodial Receipts Bond Pledge Agreement; and

                 WHEREAS, it is a condition to the execution and delivery of the Related Fannie Mae Credit Enhancement Instruments by Fannie Mae that the Borrowers enter into this Agreement.

                 NOW THEREFORE, in consideration of the mutual covenants and undertakings set forth herein, the payment of certain fees to Fannie Mae, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, Collateral Inc., Chase Ridge Inc., Chase Lea Inc. and Fannie Mae agree as follows:






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I.                                DEFINITIONS

1                GENERAL INTERPRETATIVE PRINCIPLES.

                 For purposes of this Agreement, except as otherwise provided or unless the context otherwise requires:

                 (a) the terms defined in section 1.2 have the meanings assigned to them in section 1.2 and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                 (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                 (c) references herein to "sections," "subsections," "paragraphs" and other subdivisions without reference to a document are to designated sections, subsections, paragraphs and other subdivisions of this Agreement;

                 (d) a reference to a subsection without further reference to a section is a reference to such subsection as contained in the same section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

                 (e) a reference to an Exhibit or a Schedule without a further reference to the document to which the Exhibit or Schedule is attached is a reference to an Exhibit or Schedule to this Agreement;

                 (f) a reference to Fannie Mae forms, guides, memos, updates or announcements shall mean such Fannie Mae forms, guides, memos, updates or announcements as the same may be amended, supplemented, otherwise modified, superseded or replaced from time to time;

                 (g) the words "attorneys' fees and expenses," "legal fees and expenses," "attorneys' fees and costs," "attorneys' fees and court costs," and other words of similar import are deemed to include any actual costs and expenses incurred by Fannie Mae's in-house counsel;

                 (h) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                 (i) the word "including" means "including, but not limited to."






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2                DEFINED TERMS.

                 For all purposes of this Agreement, the following terms shall have the respective meanings set forth below:

         "ACTIVITY FEE" shall have the meaning given that term in section
4.4(b).

         "ACTIVITY RATE" means the prime rate of interest as reported from day to day in The Wall Street Journal as the base rate on corporate loans posted by at least seventy-five percent (75%) of the nation's thirty (30) largest banks plus two percent (2%) per annum. The Activity Rate will be the rate reported on the applicable publication date as determined above, notwithstanding the fact that such reported rate shall be the prime rate for the preceding business day. If such rate is no longer available, then the Activity Rate shall mean the base rate or prime rate of interest of any "Money Center" bank designated by Fannie Mae, in its discretion, plus two percent (2%) per annum.

         "ADDITIONAL MORTGAGED PROPERTIES" shall have the meaning given to that term in the recitals to this Agreement. "ADDITIONAL MORTGAGED PROPERTIES" shall also include each New Additional Property from and after the date of its addition to the Fannie Mae Credit Facility, and shall exclude each Released Property (which prior to such substitution or release, as applicable, was an Additional Mortgaged Property), from and after the date of such substitution or release. "ADDITIONAL MORTGAGED PROPERTY" means any one of the foregoing, individually.

         "ADVANCE" means the payment or deemed payment by Fannie Mae of any monies, from the cash flow or the redemption of mortgages pledged by Fannie Mae or otherwise, to either (i) a Related Trustee pursuant to the terms of a Related Fannie Mae Collateral Agreement or (ii) to Morgan pursuant to the terms of a Related Custodial Receipts Collateral Agreement.

         "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, partnership interests or by contract or otherwise.

         "AGGREGATE DEBT SERVICE COVERAGE RATIO" means, at any time, the ratio of (a) the aggregate of the Net Operating Income for the applicable period for all of the Properties plus the interest income actually accrued with respect to the Release Price Cash Collateral, if any, held by Fannie Mae during the applicable period, to (b) the aggregate Imputed Debt Service with respect to all Bond Transactions and all Custodial Receipts Transactions, for the applicable period.






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         "AGGREGATE FACILITY AMOUNT" means at any time the total amount of all
Facility Amounts.

         "AGGREGATE LOAN TO VALUE RATIO" means, at any time, the ratio (expressed as a percentage) of (a) the Aggregate Facility Amount to (b) the aggregate of the Values for all of the Properties plus the aggregate amount of the Release Price Cash Collateral, if any, held by Fannie Mae at such time.

         "AGREEMENT" means this Master Reimbursement Agreement, as amended, supplemented, or otherwise modified or amended and restated from time to time in accordance with its terms.

         "ALLOCABLE FACILITY AMOUNT" means the portion of the Aggregate Facility Amount allocated to a particular Property by Fannie Mae in accordance with section 5.1.

         "ALLOCATED RELEASE PRICE CASH COLLATERAL" means, with respect to each Floating Rate Bond Property, the portion of the aggregate amount of all Release Price Cash Collateral allocable to such Floating Rate Bond Property on a pro rata basis, as determined by Fannie Mae in its discretion.

         "ALTERATIONS" shall mean the meaning given to such term in section 2.2(o).

         "ALTERNATE CREDIT FACILITY", with respect to an issue of Related Bonds, shall have the meaning given that term in the Related Indenture.

         "ALTERNATIVE DSC SHORTFALL COLLATERAL" shall have the meaning given to such term in section 3.1(c).

         "APPLICABLE LAW" means (a) all applicable provisions of all constitutions, statutes, rules, regulations and orders of all governmental bodies, all Governmental Approvals and all orders, judgments and decrees of all courts and arbitrators, (b) all zoning, building, environmental and other laws, ordinances, rules, regulations and restrictions of any Governmental Authority affecting the ownership, management, use, operation, maintenance or repair of any Property, including the Americans with Disabilities Act (if applicable), the Fair Housing Amendment Act of 1988 and Hazardous Materials Laws, (c) any building permits or any conditions, easements, rights-of-way, covenants, restrictions of record or any recorded or unrecorded agreement affecting or concerning any Property including planned development permits, condominium declarations, and reciprocal easement and regulatory agreements with any Governmental Authority, (d) all laws, ordinances, rules and regulations, whether in the form of rent control, rent stabilization or otherwise, that limit or impose conditions on the amount of rent that may be collected from the units of any Property, and (e) all terms of any insurance policy that any Borrower is required to maintain under the Mortgages, all requirements of the issuers of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any body exercising similar functions) applicable to or affecting the






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operation or use of any Property or the consummation of the transactions to be effected by this Agreement or any of the other Transaction Documents.

         "ASSIGNMENT" means, individually, any Assignment of Deed of Trust and Other Loan Documents with respect to a Bond Transaction by an Issuer (a) with respect to each Floating Rate Bond Transaction, to the Related Trustee and Fannie Mae as their interests may appear, and (b) with respect to each Fixed Rate Bond Transaction, to Fannie Mae, in each case as such Assignment may be amended, supplemented or, otherwise modified or amended and restated from time to time in accordance with its terms. "ASSIGNMENTS" means every such Assignment, collectively.

         "ASSIGNMENT OF MANAGEMENT AGREEMENT" means, individually, any Assignment of Management Agreement with respect to a Property by a Borrower for the benefit of Fannie Mae and consented to by Guarantor, as such Assignment may be amended, supplemented or otherwise modified from time to time in accordance with its terms. "ASSIGNMENTS OF MANAGEMENT AGREEMENT" means every such Assignment of Management Agreement, collectively.

         "ASSUMPTION AND DIRECTION AGREEMENT" means that certain Assumption and Direction Agreement by and among Crestar Bank, not in its individual capacity but solely in its capacity as trustee with respect to the Custodial Receipts Bond Issues, Guarantor and Collateral Inc., as such agreement may be amended, supplemented otherwise modified or amended and restated from time to time.

         "AVALON LEA PROPERTY" shall have the meaning given that term in the Recitals to this Agreement.

         "AVALON POINTE PROJECT" means the Bond Property identified on Exhibit A as Avalon Pointe Project, Stafford County, Virginia.

         "AVALON POINTE RESTRICTIVE COVENANTS AGREEMENT" shall mean that certain Amended and Restated Declaration of Restrictive Covenants dated as of October 1, 1989, and recorded on October 31, 1989 in the real estate records of Stafford County, Virginia at Deed Book 705, Page 246, as amended by Amendment to Declaration of Restrictive Covenants dated as of January 16, 1991 and recorded on April 30, 1991 in the real estate records of Stafford County, Virginia at Deed Book 794, Page 581, and as such agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "AVALON RIDGE PROPERTY" shall have the meaning given that term in the Recitals to this Agreement.

         "BOND DOCUMENTS" means, collectively, the Related Bond Documents for all Bond Properties financed by the Bond Transactions, and "BOND DOCUMENT" means any one of the foregoing, individually.






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         "BOND FEES" shall mean: (i) with respect to each issue of Related
Bonds in a Floating Rate Bond Transaction, the ongoing fees and expenses of the Issuer, the Related Trustee, the Remarketing Agent, any tender agent and any rebate analyst, each as set forth on Exhibit A attached hereto; (ii) with respect to each issue of Related Bonds in a Fixed Rate Bond Transaction, any fees payable by any Borrower in connection with such Related Bond and not included in the actual fixed rate of interest set forth in the Related Mortgage Note; and (iii) with respect to each issue of Related Custodial Receipts, any fees payable by any Borrower in connection with such Related Custodial Receipts and not included in the actual fixed rate of interest set forth in the applicable Custodial Receipts Mortgage Note.

         "BONDHOLDERS" (a) with respect to any Related Bonds, shall have the meaning given that term in the Related Indenture and (b) with respect to any Related Custodial Receipts, shall have the meaning given to the term "Holder" in the Custodial Receipts Agreement with respect to such Related Custodial Receipts.

         "BOND MORTGAGE" means the first priority Security Instrument on each Bond Property in a Bond Transaction securing the obligations of the related Borrower under and with respect to the Related Mortgage Note and the related Mortgage Loan, and "BOND MORTGAGES" means every such Bond Mortgage, collectively.

         "BOND PROPERTIES" means the Initial Bond Properties and the Custodial Receipts Bond Properties, collectively. "BOND PROPERTIES" shall also include each New Bond Property from and after the date of its addition to the Fannie Mae Credit Facility, and shall exclude each Released Property (which prior to its substitution or release, as applicable, was a Bond Property), from and after the date of such substitution or release. "BOND PROPERTY" means any one of the foregoing, individually.

         "BOND PROPERTY LOAN DOCUMENT" means with respect to each Bond Transaction, any of the documents, agreements or instruments granting, evidencing or securing the Mortgage Loan with respect to such Bond Transaction, including the Related Mortgage Note, the Related Mortgages, the title policy, UCC fixture filings and UCC financing statements (in each case relating to such Mortgage Loan) and the assignment of such Mortgage Loan by the prior holder thereof to the Related Trustee, as each such document, agreement or instrument may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its respective terms, and "BOND PROPERTY LOAN DOCUMENTS" means every such Bond Property Loan Document with respect to such Mortgage Loan, collectively.

         "BONDS" means, collectively, the Related Securities for all Bond Properties.






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         "BOND TRANSACTION CLOSING DATE" with respect to a particular Bond
Transaction, means the date the Related Bonds are issued and paid for.

         "BOND TRANSACTIONS" shall have the meaning given to such term in the recitals to this Agreement. "BOND TRANSACTIONS" shall also include each Fixed Rate Bond Transaction and each Floating Rate Bond Transaction that becomes part of the Fannie Mae Credit Facility after the date hereof. "BOND TRANSACTION" means any one of the foregoing, individually.

         "BORROWER" AND "BORROWERS" shall have the meaning given that term in the Introduction to this Agreement.

         "BORROWER ORGANIZATIONAL DOCUMENTS" means Collateral Inc.'s Organizational Documents, Chase Ridge Inc.'s Organizational Documents and Chase Lea Inc.'s Organizational Documents, collectively.

         "BUSINESS DAY" means any day other than (a) a Saturday or a Sunday,
(b) any day on which banking institutions located in the City of New York, New York are required or authorized by law to close, (c) any day on which The New York Stock Exchange is closed, or (d) any day on which Fannie Mae is closed.

         "CAP" means an interest rate cap, and includes an interest rate cap which has an initial "calculation period" that begins on the last day of a Reset Period which commences on or after the date such cap was obtained (i.e. a "future" cap).

         "CASH MANAGEMENT ACCOUNT" means a deposit account or accounts with a financial institution or institutions acceptable to Fannie Mae into which the Borrowers shall cause Gross Cash Flow from the Properties to be deposited on a daily basis upon the occurrence of a Cash Management Triggering Event or a Lock-Box Triggering Event, as more particularly described in the Cash Management Agreement.

         "CASH MANAGEMENT AGREEMENT" means a Cash Management, Security Pledge and Assignment Agreement among the Borrowers, Fannie Mae and, at Fannie Mae's option, the Servicer, for the benefit of Fannie Mae and substantially in the form of Exhibit G (subject to modifications approved by Fannie Mae), as such agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "CASH MANAGEMENT NOTICE" shall have the meaning given to such term in section 3.1(b).

         "CASH MANAGEMENT SYSTEM COLLATERAL" shall have the meaning given to the term "Collateral" in the Cash Management Agreement.

         "CASH MANAGEMENT TEST" shall have the meaning given to such term in section 3.1(b).






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
         "CASH MANAGEMENT TEST SHORTFALL" shall have the meaning given to such term in section 3.1(c).

         "CASH MANAGEMENT TRIGGERING EVENT" shall have the meaning given to such term in section 3.1(b).

         "CASUALTY", with respect to any Property, means any damage to, or destruction or loss of, all or any portion of the Property, whether by fire or other cause.

         "CDA" shall have the meaning given to such term in the Recitals to this Agreement.

         "CHASE LEA CUSTODIAL RECEIPTS L/C" shall have the meaning given that term in the Recitals to this Agreement.

         "CHASE LEA INC." means Avalon Chase Lea, Inc., a Maryland corporation.

         "CHASE LEA INC.'S ARTICLES OF INCORPORATION" shall have the meaning given that term in section 2.1(a).

         "CHASE LEA INC.'S ORGANIZATIONAL DOCUMENTS" shall have the meaning given that term in section 2.1(a).

         "CHASE LEA ISSUER " means the issuer with respect to the Permanent Chase Lea Refunding Bonds.

         "CHASE LEA TERMINATION FEE" means a commitment termination fee equal to, (i) $693,135.00 if such termination fee is required to be paid on or before July 31, 1997, (ii) $643,299.00 if such termination fee is required to be paid after July 31, 1997 but on or before July 31, 1998, (iii) $589,904.00 if such termination fee is required to be paid after July 31, 1998 but on or before July 31, 1999, (iv) $532,696.00 if such termination fee is required to be paid after July 31, 1999 but on or before July 31, 2000, (iv) $471,404.00 if such termination fee is required to be paid after July 31, 2000 but on or before July 31, 2001 and (v) $405,736.00 if such termination fee is required to be paid on or after the Final Chase Ridge/Chase Lea Conversion Date.

         "CHASE RIDGE CUSTODIAL RECEIPTS L/C" shall have the meaning given that term in the Recitals to this Agreement.

         "CHASE RIDGE INC." means Avalon Chase Ridge, Inc., a Maryland corporation.

         "CHASE RIDGE INC.'S ARTICLES OF INCORPORATION" shall have the meaning given that term in section 2.1(a).

         "CHASE RIDGE INC.'S ORGANIZATIONAL DOCUMENTS" shall have the meaning given that term in section 2.1(a).

         "CHASE RIDGE ISSUER" means the issuer with respect to the Permanent Chase Ridge Refunding Bonds.

         "CHASE RIDGE TERMINATION FEE" means a commitment termination fee equal to, (i) $1,110,626.00 if such termination fee is required to be paid on or before July 31, 1997, (ii) $1,030,283.00 if such termination fee is required to be paid after July 31, 1997 but on or before July 31, 1998, (iii) $944,308.00 if such termination fee is required to be paid after July 31, 1998 but on or before July 31, 1999, (iv) $852,305.00 if such termination fee is required to be paid after July 31, 1999 but on or before July 31, 2000, (iv) $753,851.00 if such termination fee is required to be paid after July 31, 2000 but on or before July 31, 2001 and (v) $648,945.00 if such termination fee is required to be paid on or after the Final Chase Ridge/Chase Lea Conversion Date.

         "CODE" means the Internal Revenue Code of 1954, as amended (herein the "1954 CODE") and the Internal Revenue Code of 1986, as amended (herein the "1986 CODE"), in each case to the extent made applicable to matters relating to the Related Bonds and the Properties by Section 1313(a) of the Tax Reform Act of 1986, and with respect to a specific section thereof such reference shall be deemed to include (a) the applicable regulations promulgated or proposed under such section or any previous corresponding section, (b) any successor provision of similar import hereafter enacted, (c) any corresponding provision of any subsequent Internal Revenue Code and (d) the applicable regulations promulgated or proposed under the provisions described in (b) and (c).

         "COLLATERAL" means all cash, Government Obligations, assets and property, real and personal (including the Bond Properties, the Additional Mortgaged Properties, the Release Price Cash Collateral, the Replacement Reserve Accounts and all funds contained in such accounts, and cash and any investments in the Principal Reserve Funds, the Shortfall Cash Collateral, the Alternative DSC Shortfall Collateral, the Cash Management Account, the Cash Management System Collateral, the Hedges and the Hedge Documents), pledged by any of the Borrowers or the Guarantor pursuant to any Bond Document or any Mortgage Document or any other Transaction Document and the Proceeds thereof.

         "COLLATERAL INC." means Avalon Collateral, Inc., a Maryland corporation.

         "COLLATERAL INC.'S ARTICLES OF INCORPORATION" shall have the meaning given that term in section 2.1(a).

         "COLLATERAL INC.'S ORGANIZATIONAL DOCUMENTS" shall have the meaning given that term in section 2.1(a).

         "CONDEMNATION", with respect to any Property, means (a) any action or proceeding for the taking of the Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other similar manner or (b) the conveyancing of any Property under the threat or contemplation of any action or proceeding described in clause (a).

         "CONDEMNATION PROCEEDS" means the proceeds of any Condemnation.

         "CONTINGENT OBLIGATION" as to any Person (the "GUARANTEEING PERSON"), means any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case, guaranteeing or in effect guaranteeing any indebtedness, leases, dividends or other obligations (the "PRIMARY OBLIGATIONS") of any other third person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of any guaranteeing person shall be deemed to be the lesser of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Contingent Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrowers in good faith.

         "CONTROLLED GROUP" means all members of a group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrowers, are treated as a single employer under
Section 414 of the Code.

         "COUNTERPARTY" shall have the meaning given that term in section
3.2(d).

         "CREDIT ENHANCEMENT COMPONENT" means the portion of the Facility Fee payable by a Borrower with respect to the Facility Amount of each issue of Related Securities after subtracting (i) amounts on deposit from time to time in the Principal Reserve Fund, if any, with respect to such issue of Related Securities and (ii) Allocated Release Price Cash Collateral deposited with Fannie Mae from time to time, if any, with respect to such issue of Related Securities. With respect to each issue of Related Securities as of the date hereof the "CREDIT ENHANCEMENT COMPONENT" shall be the percentage identified as the Credit Enhancement Component with respect to such Related Securities on Exhibit C. For each New Bond Property added to the Fannie Mae Credit Facility pursuant to section 5.4 or section 5.5, the "CREDIT ENHANCEMENT COMPONENT" shall be the amount set forth in the New Property Confirmation with respect to such New Bond Property.

         "C/R PLEDGE CUSTODIAN" shall have the meaning given to such term in the Recitals to this Agreement.

         "CUSTODIAL ACCOUNT" shall have the meaning given that term in section 3.2(g).

         "CUSTODIAL RECEIPTS AGREEMENT" shall have the meaning given to such term in the recitals to this Agreement.

         "CUSTODIAL RECEIPTS BOND ISSUES" shall have the meaning given to such term in the recitals to this Agreement. "CUSTODIAL RECEIPTS BOND ISSUE" means any one of the foregoing, individually.

         "CUSTODIAL RECEIPTS BOND INDENTURES" shall have the meaning given to such term in the recitals to this Agreement. "CUSTODIAL RECEIPTS BOND INDENTURE" means any one of the foregoing, individually.

         "CUSTODIAL RECEIPTS BOND PLEDGE AGREEMENT" has the meaning given to that term in the Recitals to this Agreement.

         "CUSTODIAL RECEIPTS BOND TRUSTEE" shall have the meaning given to such term in the recitals to this Agreement.

         "CUSTODIAL RECEIPTS CUSTODIAN" means Crestar Bank, not in its individual capacity but solely in its capacity as the custodian under the Custodial Receipts Agreement.

         "CUSTODIAL RECEIPTS DOCUMENTS" means, collectively, the Related Custodial Receipts Documents for each of the Bond Properties financed by the Custodial Receipts Transactions, and "CUSTODIAL RECEIPTS DOCUMENT" means any one of the foregoing, individually.

         "CUSTODIAL RECEIPTS FIRST SECURITY INSTRUMENTS" shall have the meaning given to such term in the recitals to this Agreement. "CUSTODIAL RECEIPTS FIRST SECURITY INSTRUMENT" means any one of the foregoing, individually.

         "CUSTODIAL RECEIPTS GUARANTY" means each Guaranty issued by Avalon Properties, Inc. for the benefit of Morgan, with respect to the obligations of either Chase Ridge, Inc. or Chase Lea, Inc. under the Custodial Receipts Reimbursement Agreement, and Custodial Receipts Guarantees means every such Custodial Receipts Guaranty, collectively.

         "CUSTODIAL RECEIPTS L/C REIMBURSEMENT AGREEMENT" shall have the meaning given to such term in the recitals to this Agreement.

         "CUSTODIAL RECEIPTS L/C'S" shall have the meaning given to such term in the recitals to this Agreement. "CUSTODIAL RECEIPTS L/C" means any one of the foregoing, individually.

         "CUSTODIAL RECEIPTS MORTGAGE LOANS" shall have the meaning given to such term in the recitals to this Agreement. "CUSTODIAL RECEIPTS MORTGAGE LOAN" means any one of the foregoing, individually.

         "CUSTODIAL RECEIPTS MORTGAGE NOTES" shall have the meaning given to such term in the recitals to this Agreement. "CUSTODIAL RECEIPTS MORTGAGE NOTE" means any one of the foregoing, individually.

         "CUSTODIAL RECEIPTS PROPERTIES" shall have the meaning given to such term in the recitals to this Agreement. "CUSTODIAL RECEIPTS PROPERTY" means any one of the foregoing, individually.

         "CUSTODIAL RECEIPTS TRANSACTIONS" shall have the meaning given to such term in the recitals to this Agreement. "CUSTODIAL RECEIPTS TRANSACTION" means any one of the foregoing, individually.

         "DETERMINATION DATE" means the first (1st) day of October of each year during the term of this Agreement.

         "DUS GUIDE" means the Fannie Mae Multifamily Delegated Underwriting and Servicing (DUS) Guide, as such DUS Guide may be amended, supplemented or otherwise modified from time to time, including by Lender Memos, Guide Updates and Guide Announcements (all references to Parts, Chapters, Sections and other subdivisions of the DUS Guide shall be deemed references to (a) the Parts, Chapters, Sections and other subdivisions in effect on the Fannie Mae Facility Closing Date and (b) any successor provisions to such Parts, Chapters, Sections and other subdivision).

         "ENVIRONMENTAL CLAIM" means any notice of violation, claim, demand, abatement, order or other order or direction (conditional or otherwise) by any person or entity for any damage, including personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, pollution, contamination or other adverse effects on the environment, removal, cleanup or remedial action or for fines, penalties or restrictions, resulting from or based upon (a) the existence or occurrence, or the alleged existence or occurrence, of a Hazardous Substance Activity or (b) the violation, or alleged violation, of any Hazardous Materials Laws in connection with any Property.

         "ENVIRONMENTAL REPORTS" means any Phase I environmental report meeting the requirements of the DUS Guide, and any additional environmental report delivered to Servicer or Fannie Mae with respect to any Property.

         "ERISA" means the Employee Retirement Income Security Act of 1974 as amended from time to time.

         "EVENT OF DEFAULT" shall have the meaning given that term in section
7.1.

         "EXISTING BOND ISSUES" shall have the meaning given that term in the recitals to this Agreement.

         "EXISTING INDENTURES" shall have the meaning given such term in the recitals to this Agreement.

         "EXISTING MORTGAGE NOTES" shall have the meaning given such term in the recitals to this Agreement.

         "EXISTING SECURITY INSTRUMENTS" shall have the meaning given such term in the recitals to this Agreement.

         "FACILITY", with respect to an issue of Related Securities, means (i) the credit enhancement and liquidity support of the Related Bonds in a Floating Rate Bond Transaction as provided by Fannie Mae subject and pursuant to the Related Fannie Mae Collateral Agreement, (ii) the credit enhancement of the Related Bonds in a Fixed Rate Bond Transaction as provided by Fannie Mae subject and pursuant to the Related Fannie Mae Pass-Through Certificate and
(iii) the credit enhancement of Chase Ridge Inc.'s and Chase Lea Inc.'s reimbursement obligations to Morgan under the Custodial Receipts L/C Reimbursement Agreement as provided by Fannie Mae subject and pursuant to the Related Custodial Receipts Collateral Agreement.

         "FACILITY AMOUNT", with respect to particular Related Securities, means the aggregate principal amount of such Related Securities then outstanding.

         "FACILITY FEE" shall have the meaning set forth in section 4.4(a).

         "FALKLAND CHASE BOND TRANSACTION" shall have the meaning set forth in section 5.4(b).

         "FALKLAND CHASE CREDIT ENHANCEMENT" shall have the meaning set forth in section 5.4(b).

         "FALKLAND CHASE PROJECT" shall have the meaning set forth in section 5.4(b).

         "FALKLAND CHASE REFUNDING DOCUMENTS" shall have the meaning set forth in section 5.4(b).

         "FANNIE MAE CREDIT FACILITY" means all of the Facilities, collectively.

         "FANNIE MAE FACILITY CLOSING DATE" means July 31, 1996.

         "FINAL CHASE RIDGE/CHASE LEA CONVERSION DATE" means August 31, 2001.

         "FINANCING LEASE" means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee or to be otherwise disclosed as such in a note to such balance sheet.

         "FIXED RATE", with respect to an issue of Related Bonds in a Floating Rate Bond Transaction, shall have the meaning given that term in the Related Indenture.

         "FIXED RATE BOND PROPERTIES" shall have the meaning given that term in the recitals of this Agreement. "FIXED RATE BOND PROPERTIES" shall also include each New Bond Property added as a Fixed Rate Bond Property from and after the date of its addition to the Fannie Mae Credit Facility, and shall exclude each Released Property (which prior to its substitution or release, as applicable, was a Fixed Rate Bond Property), from and after the date of such substitution or release. "FIXED RATE BOND PROPERTY" means any one of the foregoing, individually.

         "FIXED RATE BOND TRANSACTIONS" shall have the meaning given to such term in the recitals to this Agreement. "FIXED RATE BOND TRANSACTIONS" shall also include the bond transaction with respect to each New Bond Property added to Fannie Mae Credit Facility as a Fixed Rate Bond Property after the date hereof, and shall exclude the bond transaction with respect to each Released Property (which prior to its substitution or release, as applicable, was a Fixed Rate Bond Property), from and after the date of such substitution or release. "FIXED RATE BOND TRANSACTION" means any one of the foregoing, individually.

         "FLOATING RATE BOND PROPERTIES" shall have the meaning given that term in the recitals of this Agreement. "FLOATING RATE BOND PROPERTIES" shall also include each New Bond Property added as a Floating Rate Bond Property from and after the date of its addition to the Fannie Mae Credit Facility, and shall exclude each Released Property (which prior to its substitution or release, as applicable, was a Floating Rate Bond Property), from and after the date of such substitution or release. "FLOATING RATE BOND PROPERTY" means any one of the foregoing, individually.

         "FLOATING RATE BOND TRANSACTIONS" shall have the meaning given to such term in the recitals to this Agreement. "FLOATING RATE BOND TRANSACTIONS" shall also include the bond transaction with respect to each New Bond Property added to Fannie Mae Credit Facility as a Floating Rate Bond Property after the date hereof, and shall exclude the bond transaction with respect to each Released Property (which prior to its substitution or release, as applicable, was a Floating Rate Bond Property), from and after the date of such substitution or release. "FLOATING RATE BOND TRANSACTION" means any one of the foregoing, individually.

         "FRAUDULENT TRANSFER LAWS" shall have the meaning given that term in section 8.21(b).

         "GAAP" means generally accepted accounting principles in effect in the United States from time to time.

         "GOVERNMENT OBLIGATIONS" means direct obligations of, and obligations on which the full and timely payment of principal and interest is unconditionally guaranteed by the full faith and credit of the United States of America; provided that Government Obligations shall not include (a) any investments with a final maturity or any agreements with a term greater than 365 days from the date of the investment (except obligations that provide for the optional or mandatory tender, at par, by the holder thereof at least once within 365 days of the date of purchase and any obligations that are irrevocably deposited with a Related Trustee for payment of the Related Bonds pursuant to and in accordance with the Related Indenture), (b) mortgage backed securities, (c) interest-only or principal-only stripped securities, and (d) investments which may be prepaid or called at a price less than its purchase price prior to stated maturity.

         "GOVERNMENTAL ACTION" means any pending or, to the actual knowledge of any Borrower, threatened suit, proceeding, order, or governmental inquiry or opinion involving any Property that alleges the violation of any Hazardous Materials Law.

         "GOVERNMENTAL APPROVAL" means an authorization, permit, consent, approval, license, registration or exemption from registration or filing with, or report to, any Governmental Authority.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GROSS CASH FLOW" means, for any period, with respect to any of the Properties, all gross rents collected from or on behalf of tenants at such Property (other than unforfeited tenant security deposits), any other income, receipts or reserves (but only to the extent such reserves were included as Operating Expenses at the times they were set aside) derived from such Property (including from the use or operation thereof) without regard to its source, including tenant reimbursements for utilities, services and supplies, security deposit forfeitures, parking rents or fees, concessions and vending fees and laundry income and proceeds from rental interruption insurance, but excluding Insurance Proceeds (other than proceeds from rental interruption insurance), Condemnation Proceeds, proceeds from the sale of the Related Securities, unearned portions of prepaid rent, other refundable items, interest on any account established for the deposit of refundable items, and proceeds from the sale or other disposition of all or any portion of a Property.

         "GUARANTY" means that certain Payment Guaranty of even date herewith executed by Guarantor for the benefit of Fannie Mae, as it may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "GUARANTOR" means Avalon Properties, Inc., a Maryland corporation.

         "HAZARDOUS MATERIALS" means petroleum and petroleum products, flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyls, lead, asbestos in any form that is or could become friable, hazardous waste, toxic or hazardous substances or other related materials whether in the form of a chemical, element, compound, solution, mixture or otherwise and shall also include those materials defined as "hazardous substances," "extremely hazardous substances," "hazardous chemicals," "hazardous materials," "toxic substances," "solid waste," "toxic chemicals," "air pollutants," "toxic pollutants," "hazardous wastes," "extremely hazardous waste," or "restricted hazardous waste" by Hazardous Materials Law or regulated by Hazardous Materials Law in any manner whatsoever.

         "HAZARDOUS MATERIALS LAW" means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other binding governmental requirements and any court judgments applicable to any Borrower or any Property relating to industrial hygiene or to environmental or unsafe conditions or to human health including, those relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of Hazardous Materials, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to any

Property, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about any Property.

         "HAZARDOUS SUBSTANCE ACTIVITY" means any storage, holding, existence, release, spill, leaking, pumping, pouring, injection, escaping, deposit, disposal, dispersal, leaching, migration, use, treatment, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Materials from, under, into or on any Property in violation of Hazardous Materials Laws, including the discharge of any Hazardous Materials emanating from any Property in violation of Hazardous Materials Laws through the air, soil, surface water, groundwater or property and also including the abandonment or disposal of any barrels, containers and other receptacles containing any Hazardous Materials from or on any Property in violation of Hazardous Materials Laws, in each case whether sudden or nonsudden, accidental or nonaccidental.

         "HEDGE" means a Swap or a Cap.

         "HEDGE DOCUMENTS" means the documents evidencing and governing a Hedge.

         "HEDGE PERIOD" means with respect to each Hedge the actual stated term of such Hedge as provided in the applicable Hedge Documents.

         "HEDGE RATE", with respect to an issue of Related Bonds in a Floating Rate Bond Transaction, means 5.7% per annum.

         "HEDGE SECURITY AGREEMENT" means, with respect to each Hedge, an Interest Rate Hedge Security Agreement among a Borrower, Fannie Mae and the Related Custodian, for the benefit of Fannie Mae and substantially in the form of Exhibit F (subject to modifications approved by Fannie Mae), as such agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms, and "HEDGE SECURITY AGREEMENTS" means every Hedge Security Agreement, collectively.

         "HEDGE TEST FAILURE" shall have the meaning given to such term in section 3.1(a).

         "HEDGE TEST NOTICE" shall have the meaning given to such term in section 3.1(a).

         "HEDGE TESTS" shall have the meaning given to such term in section 3.1(a).

         "IMPOSITIONS" means, with respect to any Property, all real estate and personal property taxes, water, sewer and vault charges and all other taxes, levies, assessments, common charges and other similar charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every kind and nature whatsoever, which at any time prior to, at or after the execution of this Agreement may be assessed, levied or imposed by, in each case, a Governmental Authority or any other Person upon such Property or the rents or the ownership, use, occupancy or enjoyment thereof, and any interest, costs or penalties with respect to any of the foregoing.

         "IMPUTED DEBT SERVICE" with respect to each Property, means the aggregate amount of the Imputed Interest Payments plus the Imputed Principal Payments with respect to such Property for the applicable period.

         "IMPUTED INTEREST PAYMENTS" means with respect to each Mortgage Loan and each Custodial Receipts Mortgage Loan, the total amount of all interest that would be payable on the outstanding principal amount of such Mortgage Loan or Custodial Receipts Mortgage Loan for the applicable period, at the Underwriting Rate applicable to such Mortgage Loan or Custodial Receipts Mortgage Loan.

         "IMPUTED PRINCIPAL PAYMENTS" means:

         (i) with respect to each Mortgage Loan in a Fixed Rate Bond Transaction, the aggregate amount of the scheduled principal amortization on such Mortgage Loan for the applicable period;

         (ii) prior to June 30, 2006, with respect to each Mortgage Loan in a Floating Rate Bond Transaction the aggregate amount of assumed monthly principal payments during the applicable period that would be necessary to fully amortize such Mortgage Loan over thirty (30) years assuming the interest rate with respect to such Mortgage Loan is equal to the Hedge Rate;

         (iii) on or after July 1, 2006, with respect to each Mortgage Loan in a Floating Rate Bond Transaction the actual aggregate amount of the monthly payments required to be made to the Principal Reserve Fund with respect to such Mortgage Loan during the applicable period; and

         (iv) with respect to each Custodial Receipts Mortgage Loan, the aggregate amount of assumed monthly principal payments during the applicable period that would be necessary to fully amortize such Custodial Receipts Mortgage Loan over three hundred and fifty-nine (359) months assuming the interest rate with respect to such Mortgage Loan is equal to the Underwriting Rate.

         "INDEBTEDNESS" of any Person at any date means, without duplication,
(a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such person in respect of acceptances issued or created for the account of such Person, (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (f) all Contingent Obligations.

         "INITIAL BOND PROPERTIES" shall have the meaning given that term in the recitals of this Agreement.

         "INITIAL CHASE RIDGE/CHASE LEA CONVERSION DATE" means November 1, 1997, provided, however, that if the Related Custodial Receipts have been redeemed in full and all of Fannie Mae's obligations under the Related Custodial Receipts Collateral Agreement have been terminated, then at the request of the Borrowers such date shall be extended with respect to the related Custodial Receipts Property until up to November 1, 1998, so long as
(a) Fannie Mae determines in its reasonable discretion that the Borrowers have complied with their obligations under section 5.5(c)(ii) and (b) Borrower shall agree to pay to Fannie Mae and Servicer on a monthly basis, pursuant to documentation acceptable to Fannie Mae in its discretion, a commitment fee equal to the Facility Fee that would be payable with respect to such Custodial Receipts Transaction under section 4.4 if such Related Custodial Receipts were still outstanding.

         "INSURANCE PROCEEDS" means, with respect to any Property, all insurance proceeds, damages, claims and rights of action and the right thereto under any insurance policies with respect to a Casualty insuring and relating to any portion of such Property.

         "INTEREST ACCOUNT", with respect to each issue of Related Bonds in a Floating Rate Bond Transaction, shall have the meaning given that term in the Related Indenture and "INTEREST ACCOUNTS" means every such Interest Account, collectively.

         "INTEREST RESERVE REQUIREMENT", with respect to each issue of Related Bonds in a Floating Rate Bond Transaction, shall have the meaning given that term in the Related Indenture.

         "INTERIM REPLACEMENT CHASE LEA CREDIT ENHANCEMENT" shall have the meaning given to such term in section 5.5(a).

         "INTERIM REPLACEMENT CHASE LEA CUSTODIAL RECEIPTS" means an issue of custodial receipts (or other similar pass-through securitization instrument for federal income tax purposes) supported by the Custodial Receipts Bond Issue with respect to the Chase Lea Bond Property.

         "INTERIM REPLACEMENT CHASE LEA CUSTODIAL RECEIPTS TRANSACTION" means the transaction with respect to the Interim Replacement Chase Ridge Custodial Receipts to be credit enhanced by Fannie Mae's Interim Replacement Chase Lea Credit Enhancement as contemplated in section 5.5.

         "INTERIM REPLACEMENT CHASE RIDGE CREDIT ENHANCEMENT" shall have the meaning given to such term in section 5.5(a).

         "INTERIM REPLACEMENT CHASE RIDGE CUSTODIAL RECEIPTS" means an issue of custodial receipts (or other similar pass-through securitization instrument for federal income tax purposes) supported by the Custodial Receipts Bond Issue with respect to the Chase Ridge Bond Property.

         "INTERIM REPLACEMENT CHASE RIDGE CUSTODIAL RECEIPTS TRANSACTION" means the transaction with respect to the Interim Replacement Custodial Receipts to be credit enhanced by Fannie Mae's Interim Replacement Chase Ridge Credit Enhancement as contemplated in section 5.5.

         "INTERIM REPLACEMENT CUSTODIAL RECEIPTS DOCUMENTS" shall have the meaning given to such term in section 5.5(c).

         "INTERIM REPLACEMENT CUSTODIAL RECEIPTS TRANSACTIONS" means the Interim Replacement Chase Lea Custodial Receipts Transaction and the Interim Replacement Chase Ridge Custodial Receipts Transaction, collectively, and "INTERIM REPLACEMENT CUSTODIAL RECEIPTS TRANSACTION" means any one of foregoing, individually.

         "ISSUER" means the issuer with respect to an issue of Related Bonds in a Bond Transaction, and "ISSUERS" means every such Issuer, collectively. As of the date hereof, the Issuer with respect to each issue of Related Bonds is listed on Exhibit A.

         "LEASE" means any lease, any sublease or subsublease, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Property, and every modification, amendment or other agreement relating to such lease, sublease, subsublease or other agreement entered into in connection with such lease, sublease, subsublease or other agreement, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

         "LIABILITIES" shall have the meaning set forth in section 4.5(a).

         "LIEN" means any mortgage, deed of trust, deed to secure debt, charge (whether fixed or floating), pledge, lien, encumbrance, assignment, hypothecation, security interest, conditional sale, capital lease or other title retention, preferential right, trust arrangement or any other encumbrance, security agreement or arrangement securing any obligation of any Person.

         "LIQUIDITY COMPONENT" means the portion of the Facility Fee payable by a Borrower with respect to the Facility Amount of each issue of Related Securities in a Floating Rate Bond Transaction on account of Fannie Mae's Liquidity Commitment. With respect to each issue of Related Securities in a Floating Rate Bond Transaction as of the date hereof the "LIQUIDITY COMPONENT" shall be .125% per annum or 12.5 "basis points" as set forth on Exhibit C. For each New Bond Property added to the Fannie Mae Credit Facility pursuant to section 5.4 or section 5.5, the "LIQUIDITY COMPONENT" shall be the amount set forth in the New Property Confirmation with respect to such New Bond Property.

         "LIQUIDITY COMMITMENT", with respect to each issue of Related Bonds in a Floating Rate Bond Transaction shall have the meaning given to that term in the Related Fannie Mae Collateral Agreement.

         "LOCK-BOX NOTICE" shall have the meaning given to such term in section 3.1(b).

         "LOCK-BOX TEST" shall have the meaning given to such term in section 3.1(b).

         "LOCK-BOX TRIGGERING EVENT" shall have the meaning given to such term in section 3.1(b).

         "MANAGEMENT AGREEMENTS" means each of the management agreements between Borrower and Guarantor identified on Exhibit I.

         "MATERIAL ADVERSE EFFECT" means any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, that could reasonably be expected to have a material adverse change in or a materially adverse effect upon any of (a) the business, operations, property or condition (financial or otherwise) of any Borrower or Guarantor, (b) the present or future ability of any Borrower to perform the Obligations, (c) the validity, priority, perfection or enforceability of this Agreement or any other Transaction Document or the rights or remedies of Fannie Mae under any Transaction Document, or (d) the value of, or Fannie Mae's ability to have recourse against, any Property.

         "MAXIMUM LTV PERCENTAGE" initially means 58.7%, and upon the addition of a New Bond Property or an New Additional Property to the Fannie Mae Credit Facility pursuant to section 5.4 or section 5.5, the "MAXIMUM LTV PERCENTAGE" shall thereafter be the percentage set forth in the New Property Confirmation delivered in connection with such New Property.

         "MAXIMUM RATE", with respect to each issue of Related Bonds in a Floating Rate Bond Transaction, shall have the meaning given that term in the Related Indenture.

         "MINIMUM DSC RATIO" initially means 1.755:1, and upon the addition of a New Bond Property or an New Additional Property to the Fannie Mae Credit Facility pursuant to section 5.4 or section 5.5, the "MINIMUM DSC RATIO" shall thereafter be the ratio set forth in the New Property Confirmation delivered in connection with such New Property.

         "MINIMUM SUBSTITUTE PROPERTY VALUE" means, with respect to each Released Property, the Allocable Facility Amount for such Released Property divided by the Maximum LTV Percentage expressed as a decimal.

         "MODE" with respect to each Mortgage Loan in a Floating Rate Bond Transaction, shall have the meaning given that term in the Related Indenture.

         "MOODY'S INVESTORS SERVICE" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns, if such successors and assigns shall continue to perform the functions of a securities rating agency.

         "MORGAN" shall have the meaning given to such term in the recitals to this Agreement.
         "MORTGAGE" means any Bond Mortgage and any Reimbursement Mortgage, individually, and "MORTGAGES" means every such Mortgage, collectively. "MORTGAGE" shall include any Security Instrument in favor of Fannie Mae or a Related Trustee on any New Property from and after the date of its addition to the Fannie Mae Credit Facility, and shall exclude any Mortgage on a Released Property released from the lien of such Mortgage, from and after the date of release.

         "MORTGAGE DOCUMENTS" means, collectively, the Bond Property Loan Documents for all Bond Properties in a Bond Transaction, the Reimbursement Loan Documents and the Custodial Receipts L/C Reimbursement Agreement.

         "MORTGAGE LOAN" with respect to an issue of Related Bonds in a Bond Transaction, shall have the meaning given that term in the Related Indenture, and "MORTGAGE LOANS" shall mean every such Mortgage Loan, collectively.

         "MORTGAGE NOTE RATE", with respect to a Related Mortgage Note, shall have the meaning assigned to such term in such Related Mortgage Note.

         "MORTGAGE RIGHTS" (i) with respect to each Floating Rate Bond Transaction, shall have the meaning given such term in the Related Fannie Mae Collateral Agreement and (ii) with respect to each Custodial Receipts Transaction, shall have the meaning given such term in the Related Custodial Receipts Collateral Agreement.

         "MULTIFAMILY RESIDENTIAL PROPERTY" means a residential property containing five (5) or more dwelling units in which not more than twenty percent (20%) of the net rentable area is or will be rented to non-residential tenants.

         "NET OPERATING INCOME" means, for any period, with respect to any of the Properties, the amount, if any, without duplication, by which the Gross Cash Flow for such Property during such period exceeds the Operating Expenses for such Property during such period.

         "NEW ADDITIONAL PROPERTY" means a Multifamily Residential Property substituted for an Additional Mortgaged Property pursuant to section 5.2 or otherwise added to the Fannie Mae Credit Facility by a Borrower as Collateral for the Obligations.

         "NEW BOND PROPERTY" means a Multifamily Residential Property added to the Fannie Mae Credit Facility in connection with Fannie Mae's issuance of a new Related Fannie Mae Credit Enhancement Instrument.

         "NEW PROPERTY" means a New Additional Property or a New Bond Property.

         "NEW PROPERTY CONFIRMATION" shall have the meaning given that term in section 5.4.

         "OBLIGATIONS" means the obligations of the Borrowers (i) to pay principal, interest and fees and any other amounts on the Mortgage Loans and the Custodial Receipts Mortgage Loans when due and payable, (ii) to pay all amounts due under the terms of the Custodial Receipts L/C Reimbursement Agreement, (iii) to make all required deposits into the Principal Reserve Funds, Interest Accounts, the Replacement Reserve Accounts, the Cash Management Account, the Custodial Accounts and any and all other loan funds, escrow funds, revenue funds, debt service funds, reserve funds, redemption funds or other funds or accounts required to be maintained under the Transaction Documents,
(iv) to reimburse Fannie Mae and Servicer for all Advances and for all other sums advanced and costs and expenses incurred by Fannie Mae and Servicer in accordance with the terms of this Agreement or any other Transaction Document,
(v) to pay all other amounts payable under the Transaction Documents, and (vi) to observe and perform each of the terms, conditions and provisions of this Agreement and the other Transaction Documents.

         "OFFICIAL STATEMENT" means with respect to each Bond Transaction the Official Statement or any reoffering or remarketing circular approved by a Borrower and issued in connection with the issuance or remarketing of an issue of Related Bonds, as such statement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms, and "OFFICIAL STATEMENTS" means every such Official Statement, collectively.

         "OPERATING EXPENSES" means, for any period, with respect to any of the Properties, the aggregate of all direct, ordinary, normal, recurring and necessary expenses thereof including, without duplication, (a) Impositions, (b) property and liability insurance premiums, (c) wages, salaries and benefits of personnel employed on site to manage, lease, maintain and operate such Property, (d) costs or expenses of utility services to such Property and tenant spaces to the extent payable by a Borrower, (e) costs or expenses of providing security services to such Property, if any, (f) costs or expenses of in-house or outside service arrangements for landscaping, janitorial, window washing and cleaning, trash, debris, make ready units, cable and satellite television, recreational services and other services, (g) expenses of maintaining, repairing and cleaning the grounds, parking, amenities, exterior and interior spaces of such Property, (h) expenses of repairing and maintaining in good operable condition the mechanical, structural, electrical, elevator, heating, ventilating, air conditioning and plumbing systems, (i) property management fees payable to parties other than the Borrowers (and specifically including management fees paid to any Affiliate of any Borrower), (j) administrative expenses including advertising incurred at the site of such Property, (k) legal fees associated with lease documentation and tenant matters and legal, accounting and other professional fees relating to the operation of the Properties, (l) (for all purposes hereunder other than the calculation of Value) the replacement and repair amount with respect to such Property, (m) costs for water and sewage fees, and (n) any other items that are treated as noncapital expenses under GAAP. All of the foregoing (including Impositions) shall be computed on an accrual basis and in accordance with GAAP consistently applied. During any period the Properties are managed by an Affiliate of any Borrower, Operating Expenses shall also include an amount equal to the difference, if any, by which management fees paid by owners of similar properties in the same geographic location exceed management fees then payable by the Borrowers. In addition, for all purposes Operating Expenses shall exclude (i) payments on the Obligations and any other interest payments or principal payments on any Indebtedness, (ii) depreciation and amortization,
(iii) all legal, accounting and professional fees not included in clause (k) above, and (iv) items that would be treated as capital expenses under GAAP consistently applied and calculated in accordance with Fannie Mae Form 4254.

         "ORIGINAL CUSTODIAN" shall have the meaning given to such term in the recitals to this Agreement.

         "PASS-THROUGH RATE" with respect to each Mortgage Loan in a Floating Rate Bond Transaction, shall have the meaning given such term in the Related Mortgage Note.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "PERMANENT CHASE LEA CREDIT ENHANCEMENT" shall have the meaning given that term in section 5.5(a).

         "PERMANENT CHASE LEA REFUNDING BONDS" means an issue of tax exempt housing finance bonds issued by the Chase Lea Issuer in order to refinance (by repurchase and a subsequent remarketing pursuant to an amended and restated trust indenture and related bond documents) or refund (by the issuance of new refunding bonds) the Related Custodial Receipts and the Custodial Receipts Bond Issue with respect to the Chase Lea Bond Property.

         "PERMANENT CHASE LEA REFUNDING TRANSACTION" means the tax-exempt bond issue and mortgage loan transaction to be credit enhanced by Fannie Mae's Permanent Chase Lea Credit Enhancement as contemplated in section 5.5.

         "PERMANENT CHASE RIDGE CREDIT ENHANCEMENT" shall have the meaning given that term in section 5.5(a).

         "PERMANENT CHASE RIDGE REFUNDING BONDS" means an issue of tax exempt housing finance bonds issued by the Chase Ridge Issuer in order to refinance (by repurchase and a subsequent remarketing pursuant to an amended and restated trust indenture and related bond documents) or refund (by the issuance of new refunding bonds) the Related Custodial Receipts and the Custodial Receipts Bond Issue with respect to the Chase Ridge Bond Property.

         "PERMANENT CHASE RIDGE REFUNDING TRANSACTION" means the tax-exempt bond issue and mortgage loan transaction to be credit enhanced by Fannie Mae's Permanent Chase Lea Credit Enhancement as contemplated in section 5.5.

         "PERMANENT REFUNDING BOND ISSUE" means either the issue of Permanent Chase Ridge Refunding Bonds or the issue of Permanent Chase Lea Refunding Bonds, and "PERMANENT REFUNDING BOND ISSUES" means both such bond issues, collectively.

         "PERMANENT REFUNDING DOCUMENTS" shall have the meaning given that term in section 5.5.

         "PERMANENT REFUNDING MORTGAGE LOAN" and "PERMANENT REFUNDING MORTGAGE LOANS" shall have meanings given such terms in section 5.5.

         "PERMANENT REFUNDING TRANSACTIONS" means the Permanent Chase Lea Refunding Transaction and the Permanent Chase Ridge Refunding Transaction, collectively, and "PERMANENT REFUNDING TRANSACTION" means any one of foregoing, individually.

         "PERMITS" means all permits, or similar licenses or approvals issued and/or required by an applicable Governmental Authority or any Applicable Law in connection with the ownership, use, occupancy, leasing, management, operation, repair, maintenance or rehabilitation of any Property or any Borrower's business.

         "PERMITTED LIENS" means, with respect to each Property: (i) exceptions to title contained in the marked-up title insurance commitments insuring the lien of the Mortgage with respect to such Property (other than notes or other informational items set forth therein) listed on Exhibit E; (ii) Liens created by, or permitted by, the applicable Mortgage Documents, the applicable Bond Documents and/or the applicable Custodial Receipts Documents with respect to such Property; (iii) Liens created by the Leases with respect to such Property;
(iv) Liens approved by Fannie Mae; and (v) solely with respect to the Bond Property commonly known as Avalon Meadows Apartments, Howard County Maryland, the Shared Facilities Agreement.

         "PERMITTED TRANSFER" shall have the meaning given that term in section 5.6(b).

         "PERSON" means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

         "PLAN" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other agreement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made contributions.

         "POTENTIAL EVENT OF DEFAULT" means any of the events specified in section 7.1 which with the passage of time or giving of notice or both would constitute an Event of Default.

         "PREPAYMENT PREMIUM", with respect to a Mortgage Loan, shall have the meaning given such term in the Related Mortgage Note.

         "PRINCIPAL RESERVE FUND" with respect to any Floating Rate Bond Property, shall have the meaning given that term in the Related Indenture, and "PRINCIPAL RESERVE FUNDS" shall mean every such Principal Reserve Fund, collectively.

         "PROCEEDS" mean all "proceeds" as such term is defined in Section 9-306(1) of the UCC and, in any event, shall include all interest, dividends or other earnings, income or distributions from or in respect of, or from or in respect of investments or reinvestments of, the Cash Management Account or the Cash Management System Collateral, all collections and distributions with respect to the Mortgage Loans and all other proceeds of Collateral.

         "PROHIBITED ACTIVITIES OR CONDITIONS", with respect to a particular Mortgage, shall have the meaning given that term in such Mortgage.

         "PROPERTY" means any of the Bond Properties or any of the Additional Mortgaged Properties, individually. "PROPERTIES" means every such Bond Property and Additional Mortgaged Property, collectively.

         "PROPOSED TRANSFER" shall have the meaning given that term in section 5.6(a).

         "PROPOSED TRANSFEREE" shall have the meaning given that term in section 5.6(a).

         "RATING AGENCIES" means Standard & Poor's and Moody's Investors Service, their successors in interest, or any other nationally recognized rating agency acceptable to Fannie Mae.

         "REGULATORY AGREEMENT", with respect to each Bond Property, means the Land Use Restriction Agreement, Tax Regulatory Agreement or similar instrument to assure continuation of the exclusion of interest on the Related Securities from gross income, each as defined in the Related Indenture, and "REGULATORY AGREEMENTS" means every such Regulatory Agreement, collectively.

         "REIMBURSEMENT LOAN DOCUMENTS" means, collectively, the Reimbursement Mortgages and each of the other documents, agreements and instruments granting, evidencing or perfecting security interests granted in connection with the obligations secured by the Reimbursement Mortgages, including the Hedge Security Agreements, if any, the Cash Management Agreement, if any, the Guaranty, the Replacement Reserve Agreements, the Assignment of Management Agreement, title policies, UCC fixture filings and UCC financing statements, as each such document, agreement or instrument may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its respective terms, and "REIMBURSEMENT LOAN DOCUMENT" means any one of the foregoing, individually.

         "REIMBURSEMENT MORTGAGES" means, collectively, (i) the first priority Security Instruments on each of the Additional Mortgaged Properties securing the obligations of the Borrowers under all of the Related Mortgage Notes and under this Agreement, (ii) the second priority Security Instruments on each of the Bond Properties other than the Custodial Receipts Properties, securing the obligations of the Borrowers under all of the Related Mortgage Notes, other than the Related Mortgage Note evidencing the Mortgage Loan secured by the first priority Mortgage on such Bond Property, and under this Agreement, and
(iii) the second priority Security Instruments on each of the Custodial Receipts Properties, securing the obligations of the Borrowers under all of the Related Mortgage Notes and under this Agreement, and "REIMBURSEMENT MORTGAGE" means any one of the foregoing, individually.

         "RELATED ACT" with respect to each issue of Related Bonds in a Bond Transaction, shall have the meaning given to the term "Act" in the Related Indenture.

         "RELATED BOND DOCUMENTS" means, with respect to an issue of Related Bonds, the Related Bonds, the Related Indenture, the Related Fannie Mae Credit Enhancement Instrument, the Regulatory Agreement (and any other agreement relating to rental restrictions on the applicable Bond Property), the Related Pledge Agreement, if applicable, the Related Financing Agreement, a Tax Certificate (or other applicable agreement relating to arbitrage in connection with the proceeds of such Related Bonds) and all other documents, instruments and agreements executed and delivered in connection with the issuance, sale, delivery and/or remarketing of the Related Bonds, as each such agreement or instrument may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "RELATED BOND MORTGAGE" with respect to a particular Bond Property in a Bond Transaction, means the first priority Bond Mortgage encumbering such Bond Property and securing the Related Mortgage Note.

         "RELATED BONDS" means with respect to each Floating Rate Bond Property and each Fixed Rate Bond Property, the tax-exempt multifamily revenue bonds issued pursuant to Applicable Law and the Related Indenture.

         "RELATED CUSTODIAL RECEIPTS" with respect to each Custodial Receipts Property, the custodial receipts issued pursuant to the Custodial Receipts Agreement with respect to such Custodial Receipts Property and evidencing an interest in the underlying Custodial Receipts Bond Issue.

         "RELATED CUSTODIAL RECEIPTS COLLATERAL AGREEMENT" means, with respect to a Custodial Receipts Transaction, the Credit Enhancement Agreement between Fannie Mae and Morgan pursuant to which Fannie Mae has agreed to provide credit enhancement of Chase Ridge Inc.'s or Chase Lea's Inc.'s, as the case may be, reimbursement obligations to Morgan for advances made by Morgan under the terms of the Custodial Receipts L/C with respect to such Custodial Receipts Transaction and not reimbursed to Morgan pursuant to the terms of the related Custodial Receipts L/C Reimbursement Agreement, as such Related Custodial Receipts Collateral Agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms, and "RELATED CUSTODIAL RECEIPTS COLLATERAL AGREEMENTS" means every such Related Custodial Receipts Collateral Agreement, collectively.

         "RELATED CUSTODIAL RECEIPTS DOCUMENTS" means, with respect to each issue of Related Custodial Receipts, the Custodial Receipts Bond Indenture, the Custodial Receipts Bond Issue, the Custodial Receipts Mortgage Note, the Custodial Receipts First Security Instrument, the Regulatory Agreement (and any other agreement relating to rental restrictions on the applicable Bond Property), a Tax Certificate (or other applicable agreement relating to arbitrage in connection with the proceeds of such Related Custodial Receipts), the Custodial Receipts Agreement, the Related Custodial Receipts, the Custodial Receipts L/C, the Related Custodial Receipts Collateral Agreement, the Custodial Receipts L/C Reimbursement Agreement, the Custodial Receipts Bond Pledge Agreement, the Custodial Receipts Guaranty, the title policy, UCC fixture filings and UCC financing statements (in each case relating to such Custodial Receipts Transaction), and all other documents, instruments and agreements executed and delivered in connection with the issuance, sale, delivery and/or remarketing of all or any part of such Related Custodial Receipts, as each such agreement or instrument may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "RELATED FANNIE MAE COLLATERAL AGREEMENT" means, with respect to a Floating Rate Bond Transaction, the Collateral Agreement between Fannie Mae and the Related Trustee pursuant to which Fannie Mae has agreed to provide credit enhancement and liquidity support for the Related Bonds, as such Related Fannie Mae Collateral Agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms, and "RELATED FANNIE MAE COLLATERAL AGREEMENTS" means every such Related Fannie Mae Collateral Agreement, collectively.

         "RELATED FANNIE MAE CREDIT ENHANCEMENT INSTRUMENT" means any individual Related Fannie Mae Collateral Agreement, Related Custodial Receipts Collateral Agreement or Related Fannie Mae Pass-Through Certificate and "RELATED FANNIE MAE CREDIT ENHANCEMENT INSTRUMENTS" means every such Related Fannie Mae Credit Enhancement Instrument, collectively.

         "RELATED FANNIE MAE PASS-THROUGH CERTIFICATE" means, with respect to a Fixed Rate Bond Transaction, the Guaranteed Mortgage Pass-Through Certificate issued to and registered in the name of the Related Trustee by Fannie Mae or, in the event a substitute Guaranteed Mortgage Pass-Through Certificate shall be delivered to such Related Trustee pursuant to the Related Indenture, such substitute Guaranteed Mortgage Pass-Through Certificate, and "RELATED FANNIE MAE PASS-THROUGH CERTIFICATES" means every such Related Fannie Mae Pass-Through Certificate, collectively.

         "RELATED FINANCING AGREEMENT", with respect to an issue of Related Bonds in a Bond Transaction, shall have the meaning given that term in the Related Bond Indenture and "RELATED FINANCING AGREEMENTS" means every such Related Financing Agreement, collectively.

         "RELATED INDENTURE" means, (i) with respect to an issue of Related Bonds, the indenture of trust between an Issuer and a Related Trustee pursuant to which such Related Bonds were issued, (ii) with respect to each Custodial Receipts Bond Issue, means the Custodial Receipts Bond Indenture with respect to such Custodial Receipts Bond Issue and (iii) with respect to an issue of Related Custodial Receipts, means the Custodial Receipts Agreement with respect to such Related Custodial Receipts, in each case as such Related Indenture may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms. "RELATED INDENTURES" means every such Related Indenture, collectively.

         "RELATED MORTGAGE" means (a) with respect to a particular Bond Property in a Bond Transaction, the Related Bond Mortgage and the Related Second Mortgage, collectively, encumbering such Bond Property, (b) with respect to a particular Bond Property in a Custodial Receipts Transaction, the Reimbursement Mortgage encumbering such Bond Property and (c) with respect to a particular Additional Mortgaged Property, the Reimbursement Mortgage encumbering such Additional Mortgaged Property.

         "RELATED MORTGAGE NOTE" means, with respect to an issue of Related Bonds, the Multifamily Note (together with all addenda thereto) executed by a Borrower in favor of an Issuer and secured by, among other things, one or more Related Bond Mortgages, as such Related Mortgage Note may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms, and "RELATED MORTGAGE NOTES" means every such Related Mortgage Note, collectively.

         "RELATED PLEDGE AGREEMENT", with respect to an issue of Related Bonds in a Floating Rate Bond Transaction, shall have the meaning given to the term "Pledge Agreement" in the Related Indenture.

         "RELATED PURCHASED BOND", with respect to an issue of Related Bonds in a Floating Rate Bond Transaction, shall have the meaning given the term "Purchased Bond" in the Related Indenture, and "RELATED PURCHASED BONDS" means every such Related Purchased Bond, collectively.

         "RELATED REMARKETING AGREEMENT", with respect to an issue of Related Bonds in a Floating Rate Bond Transaction, shall have the meaning given to the term "Remarketing Agreement" in the Related Indenture.

         "RELATED SECOND MORTGAGE", with respect to a particular Bond Property in a Bond Transaction, means the second priority Reimbursement Mortgage encumbering such Bond Property.

         "RELATED SECURITIES", with respect to any Bond Property, means either the Related Bonds or the Related Custodial Receipts, as the case may be.

         "RELATED TRUSTEE" means (i) with respect to an issue of Related Bonds, the entity designated as the "Trustee" under the Related Indenture, (ii) with respect to an Related Custodial Receipts Bond Issue, means the Custodial Receipts Bond Trustee and (iii) with respect to an issue of Related Custodial Receipts, means the Custodial Receipts Custodian. "RELATED TRUSTEES" means every such Related Trustee, collectively.

         "RELEASE PRICE" shall have the meaning given to such term in section 5.3(a).

         "RELEASE PRICE CASH COLLATERAL" shall have the meaning given that term in section 5.3(a).

         "RELEASED PROPERTY" means a Property released or proposed to be released from the lien of a Mortgage pursuant to section 5.2 or section 5.3.

         "REMARKETING AGENT", with respect to an issue of Related Bonds in a Floating Rate Bond Transaction, shall have the meaning given such term in the Related Indenture.

         "RENT ROLL" shall have the meaning given that term in section 2.1(s).

         "REPLACEMENT RESERVE ACCOUNT", with respect to a particular Property, means the replacement reserve account established pursuant to the Replacement Reserve Agreement relating to such Property, and "REPLACEMENT RESERVE ACCOUNTS" means every such Replacement Reserve Account, collectively.

         "REPLACEMENT RESERVE AGREEMENT", with respect to a particular Property, means the Replacement Reserve and Security Agreement between a Borrower and Fannie Mae relating to such Property and establishing such Borrower's obligation to fund certain replacement reserve accounts, as such agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms, and "REPLACEMENT RESERVE AGREEMENTS" means every such Replacement Reserve Agreement, collectively.

         "REQUIRED HEDGE TERM" means: (i) with respect to each Hedge that Borrowers are required to obtain for a Hedge Period commencing on the Bond Transaction Closing Date with respect to any Related Bonds, a term of seven (7) years beginning on the applicable Bond Transaction Closing Date and ending on the date which is the seventh (7th) anniversary of such Bond Transaction Closing Date; (ii) with respect to each Hedge that the Borrowers are required to obtain for an issue of Unhedged Bonds upon the occurrence of a Hedge Test Failure, a term of five (5) years beginning on the date that the Borrowers are required to obtain such Hedge under section 3.1(a) and ending on the date which is the fifth (5th) anniversary of such date; and (iii) with respect to each other Hedge, a term ending on the earliest of (a) the date which is the fifth
(5th) anniversary of the effective date of such Hedge, (b) the date on which the Related Fannie Mae Collateral Agreement terminates or (c) the maturity date of the Related Bonds; provided, however, that if either of the Permanent Refunding Bond Issues is added to the Fannie Mae Credit Facility as Unhedged Bonds in accordance with Section 5.5, the Required Hedge Term with respect to such Permanent Refunding Bond Issues shall be five (5) years.

         "RESERVE COMPONENT" means the portion of the Facility Fee payable by the Borrowers with respect to each issue of Related Bonds in a Floating Rate Bond Transaction with respect to (i) amounts on deposit from time to time in the Principal Reserve Fund, if any, with respect to such issue of Related Bonds and (ii) the Allocated Release Price Cash Collateral deposited by the Borrowers with Fannie Mae from time to time, if any, with respect to such issue of Related Bonds. With respect to each issue of Related Bonds as of the date hereof the "RESERVE COMPONENT" shall mean .30% per annum, or 30 basis points. With respect to each issue of Related Bonds relating to a New Bond Property added to the Fannie Mae Credit Facility pursuant to section 5.4 or section 5.5, "RESERVE COMPONENT" shall mean the amount set forth in the New Property Confirmation with respect to such New Bond Property.

         "RESET PERIOD", with respect to an issue of Related Bonds in a Floating Rate Bond Transaction, shall have the meaning given such term in the Related Indenture.

         "RESET RATE", with respect to an issue of Related Bonds in a Floating Rate Bond Transaction, shall have the meaning given such term in the Related Indenture.

         "SALEM STATION PROJECT" means the Additional Mortgaged Property identified on Exhibit B as Salem Station I & II Apartments, Richmond, Spotsylvania County, Virginia.

         "SALEM STATION RESTRICTIVE COVENANTS AGREEMENT" shall mean that certain Declaration of Restrictive Covenants dated as of December 1, 1985, and recorded on December 27, 1985 in the real estate records of Spotsylvania County, Virginia at Book 671, Page 465 as Document Number 13018, and as such agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms.

         "SECURITY INSTRUMENT" means a written instrument creating a valid lien on a Property either in favor of or held by Fannie Mae and/or a Related Trustee, as such instrument may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms. A Security Instrument may be in the form of a mortgage, deed of trust, deed to secure debt or security deed.

         "SERVICER" means the independent contractor engaged to service the Mortgage Loans, and the Mortgage Documents for Fannie Mae and any replacements or successors engaged by Fannie Mae. The initial Servicer pursuant to a written contract with Fannie Mae is Washington Capital DUS, Inc.

         "SERVICING AGREEMENT" means any agreement with respect to the servicing of the Mortgage Loans and the Mortgage Documents, between Fannie Mae and an independent contractor, if any, designated from time to time by Fannie Mae as the Servicer of the Mortgage Loans, the Custodial Receipts Documents, the Bond Documents and the Mortgage Documents, as any such Servicing Agreement may be amended, supplemented, otherwise modified or amended and restated from time to time in accordance with its terms; provided that the Servicing Agreement may be a Fannie Mae guide or announcement made applicable to the Mortgage Loans by an agreement between Fannie Mae and the Servicer.

         "SERVICING FEE COMPONENT" means with respect to each issue of Related Securities .09% per annum or 9 basis points initially; provided, however, that in the event a successor servicer is appointed to service the Mortgage Loans, the Servicing Fee Component shall be adjusted (subject to section 6.1) to the amount agreed upon among Fannie Mae and such successor servicer, but in any event the average Servicing Fee Component for all Bonds shall not exceed .125% or 12.5 basis points.

         "SHORTFALL CASH COLLATERAL" means either (i) a letter of credit in form and substance and provided by a financial institution satisfactory to Fannie Mae in its discretion or (ii) cash collateral deposited with Fannie Mae or its designee and otherwise held in a manner approved by Fannie Mae in its discretion.

         "SHORTFALL HEDGE" shall have the meaning given that term in section 3.2(e).

         "SINGLE-PURPOSE" means, with respect to a Person, that such Person at all times since its formation: (i) has been a duly formed and existing limited partnership or corporation, as the case may be; (ii) has been duly qualified in each jurisdiction in which such qualification was at such time necessary for the conduct of its business; (iii) has complied with the provisions of its organizational documents and the laws of its jurisdiction of formation in all respects; (iv) has observed all customary formalities regarding its partnership or corporate existence, as the case may be; (v) has accurately maintained its financial statements, accounting records and other partnership or corporate documents separate from those of any other Person, provided, however, that the Borrowers shall not be precluded from also preparing consolidated financial statements with that of Guarantor so long as such consolidated financial statements include notes indicating each Borrower's separate ownership of its own assets; (vi) has not commingled its assets or funds with those of any other Person; (vii) has accurately maintained its own bank accounts, payroll and books and accounts separate from those of any other Person; (viii) has paid its own liabilities from its own separate assets; (ix) has identified itself in all dealings with the public, under its own name and as a separate and distinct entity; (x) has not identified itself as being a division or a part of any other Person (other than as a wholly-owned subsidiary of the Guarantor); (xi) has not identified any other Person as being a division or a part of such Person; (xii) has been adequately capitalized in light of its contemplated business operations; (xiii) has not assumed, guaranteed or become obligated for the liabilities of any other Person (except in connection with the endorsement of negotiable instruments in the ordinary course of business) or held out its credit as being available to satisfy the obligations of any other Person; (xiv) has not acquired obligations or securities of any other Person; (xv) has not made loans or advances to any other Person; (xvi) has not entered into and was not a party to any transaction with any Affiliate of such Person, except in the ordinary course of business and on terms which are no less favorable to such Person than would be obtained in a comparable arm's-length transaction with an unrelated third-party lender or issuer; (xvii) has conducted its own business in its own name; (xviii) has paid the salaries of its own employees, if any, and maintained a sufficient number of employees in light of its contemplated business operations; (xix) has allocated fairly and reasonably any overhead for shared office space; (xx) has used stationery, invoices and checks separate from those of any other Person; (xxi) has not pledged its assets for the benefit of any other entity or made any loans or advances to any Person; (xxii) has not engaged in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code; (xxiii) has not acquired obligations or securities of its partners or Affiliates; (xxiv) has corrected any actually known misunderstanding regarding its separate identity; and (xxv) has not commingled its business functions with those of any other Person except on an arms length basis and for fair consideration.

         "STANDARD & POOR'S" means Standard & Poor's, a Division of the McGraw-Hill Companies, Inc. and its successors and assigns if such successors and assigns shall continue to perform the functions of a securities rating agency.

         "SUBSIDIARY" means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

         "SUBSTITUTION PERCENTAGE" shall have the meaning given that term in section 5.2(a).

         "SWAP" means an interest rate swap, and includes an interest rate swap which has an initial "calculation period" that begins on the last day of a Reset Period which commences on or after the date such swap was obtained (i.e. a "future" swap).

         "TAX CERTIFICATE", with respect to each issue of Related Bonds, shall have the meaning given that term in the Related Indenture, and "TAX CERTIFICATES" means every such Tax Certificate, collectively.

         "TAXES" shall have the meaning given that term in section 2.2(q).

         "TENDER AGENT" shall have the meaning given that term in the Related Indenture.

         "TERMINATION FEE" means, either the Chase Lea Termination Fee or the Chase Ridge Termination Fee as applicable under the circumstances.


         "TERMINATION PAYMENTS" shall have the meaning given that term in section 3.2(i).

         "TRANSACTION DOCUMENTS" means, collectively, the Bond Documents, the Mortgage Documents, the Custodial Receipts Documents, this Agreement, the Hedge Documents, if any, and all other agreements, instruments or documents executed by any Borrower in connection with the Bonds, the Mortgage Loans, this Agreement or the transactions contemplated thereby or hereby, including those listed in Exhibit D, and "TRANSACTION DOCUMENT" means any one of the foregoing, individually.

         "UCC" or "UNIFORM COMMERCIAL CODE", with respect to a Property, means the Uniform Commercial Code as in effect in the state where such Property is located.

         "UNDERWRITING RATE" means:

         (i) with respect to each Mortgage Loan in a Fixed Rate Bond Transaction, 7.0%;

         (ii) with respect to each Mortgage Loan in a Floating Rate Bond Transaction and bearing interest at the Fixed Rate, the Pass-Through Rate then in effect under the Related Mortgage Note, plus the Facility Fee payable with respect to such Floating Rate Bond Transaction, plus the Bond Fees payable with respect to such Floating Rate Bond Transaction;

         (iii) with respect to each Mortgage Loan in a Floating Rate Bond Transaction and bearing interest at the Variable Rate or the Reset Rate, the aggregate effective rate of interest that would be payable on such Mortgage Loan for the applicable period, assuming that the interest rate applicable to such Mortgage Loan is comprised of the sum of the Facility Fee payable with respect to such Floating Rate Bond Transaction, plus the Bond Fees payable with respect to such Floating Rate Bond Transaction, plus the higher of (a) 5.7% and (b) the annualized statement of the average Pass-Through Rate in effect under the Related Mortgage Note for each day of the immediately preceding twelve (12) month period; and

         (iv)    with respect to each Custodial Receipts Mortgage Loan, 7.05%.

         "UNHEDGED BONDS" means the Related Bonds with respect to each Initial Bond Property in a Floating Rate Bond Transaction and any Related Bonds with respect to a New Bond Property that are designated as "Unhedged Bonds" in the New Property Confirmation by Fannie Mae in its discretion.

         "VALUE" means, as of any date of determination, the value attributed to any Property by Fannie Mae in accordance with the standards and procedures utilized for underwriting purposes for similar Multifamily Residential Properties in accordance with the applicable provisions of the DUS Guide as of such date of determination, it being acknowledged that in evaluating the Value of a Property, Fannie Mae may take into account all factors relevant to the value of such

Property including the current condition of the Property, and in evaluating the Value of a Property without an extended operating history, such Value shall be based on projections and pro formas satisfactory to Fannie Mae.

         "VARIABLE RATE", with respect to an issue of Related Bonds in a Floating Rate Bond Transaction, means the "Weekly Variable Rate", as such term is defined in the Related Indenture.

         "WITHDRAWAL" means, with respect to an issue of Related Bonds in a Floating Rate Bond Transaction, a withdrawal of funds from the Principal Reserve Fund with respect to such Related Bonds in order to either (i) reimburse Fannie Mae for an Advance or (ii) make any payment otherwise due from a Borrower under the Related Bond Documents (including a payment to purchase Related Purchased Bonds on behalf of a Borrower) other than a payment to redeem any Related Bonds.

3                INTERPRETATION.

                 The parties to this Agreement acknowledge that each party and their respective counsel have participated in the drafting and revision of this Agreement and the other Transaction Documents. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Agreement and the other Transaction Documents or any statement or supplement or exhibit to this Agreement or to the other Transaction Documents.

II.
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

1                REPRESENTATIONS AND WARRANTIES OF BORROWERS.
To induce Fannie Mae to enter into this Agreement and to execute and deliver the Related Fannie Mae Credit Enhancement Instruments, each Borrower represents and warrants to Fannie Mae as follows:

                 (a)      DUE ORGANIZATION; OWNERSHIP STRUCTURE.

                          (i)     Collateral Inc. is a Single-Purpose
         corporation duly organized, validly existing and in good standing under the laws of the State of Maryland pursuant to those certain Articles of Incorporation dated February 29, 1996 and duly filed on March 1, 1996 with the Maryland State Department of Assessments and Taxation, as amended pursuant to the amendments listed on Schedule K hereto ("COLLATERAL INC.'S ARTICLES OF INCORPORATION"). Copies of Collateral Inc.'s Articles of Incorporation, By-Laws and other organizational documents, as amended pursuant to the amendments listed on Schedule K hereto ("COLLATERAL INC.'S ORGANIZATIONAL DOCUMENTS") certified as true, correct and complete by a duly authorized officer of Collateral Inc., have been delivered to Fannie Mae. Collateral Inc.'s Organizational Documents are in full force and effect and have not been otherwise supplemented, amended or modified.

                          (ii)    Chase Ridge Inc. is a Single-Purpose
         corporation duly organized, validly existing and in good standing under the laws of the State of Maryland pursuant to those certain Articles of Incorporation dated October 22, 1993 and duly filed on October 27, 1993 in the office of the Maryland State Department of Assessments and Taxation, as amended pursuant to the amendments listed on Schedule K hereto ("CHASE RIDGE INC.'S ARTICLES OF INCORPORATION"). Copies of Chase Ridge Inc.'s Articles of Incorporation, By-Laws and other organizational documents, as amended pursuant to the amendments listed on Schedule K hereto ("CHASE RIDGE INC.'S ORGANIZATIONAL DOCUMENTS") certified as true, correct and complete by a duly authorized officer of Chase Ridge Inc., have been delivered to Fannie Mae. Chase Ridge Inc.'s Organizational Documents are in full force and effect and have not been otherwise supplemented, amended or modified.

                          (iii)   Chase Lea Inc. is a Single-Purpose
         corporation duly organized, validly existing and in good standing under the laws of the State of Maryland pursuant to those certain Articles of Incorporation dated October 22, 1993 and duly filed on October 27, 1993 in the office of the Maryland State Department of Assessments and Taxation, as amended pursuant to the amendments listed on Schedule K hereto ("CHASE LEA INC.'S ARTICLES OF INCORPORATION"). Copies of Chase Lea Inc.'s Articles of Incorporation, By-Laws and other organizational documents, as amended pursuant to the amendments listed on Schedule K hereto ("CHASE LEA INC.'S ORGANIZATIONAL DOCUMENTS") certified as true, correct and complete by a duly authorized officer of Chase Lea Inc., have been delivered to Fannie Mae. Chase Lea Inc.'s Organizational Documents are in full force and effect and have not been otherwise supplemented, amended or modified.

                          (iv) Each Borrower currently qualifies and is taxed as a "Qualified REIT Subsidiary" as defined in Subchapter M of the Code. Guarantor is the record and beneficial owner of, and has good title to, 100 percent (100%) of the ownership interests in each Borrower, free and clear of all liens, security interests, options, rights of first refusal and adverse claims of title of any kind or character, and no portion of such interest is the subject of any agreement providing for the sale or transfer thereof. Guarantor currently qualifies and is taxed as a real estate investment trust under Subchapter M of the Code. The Diagram of Ownership Structure attached hereto as Exhibit J accurately depicts the legal and beneficial ownership interests in each Borrower as of the date hereof.

                          (v) Each of Collateral Inc. and Guarantor is qualified to transact business and is in good standing in the Commonwealth of Virginia and the States of

         Maryland and in each other jurisdiction in which such qualification and/or standing is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability of any Borrower to perform the Obligations under this Agreement and the other Transaction Documents. Each of Chase Ridge Inc. and Chase Lea Inc. is qualified to transact business and in good standing in the State of Maryland and in each other jurisdiction in which such qualification and/or standing is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability of any Borrower to perform the Obligations under this Agreement and the other Transaction Documents.

                          (vi) Each Borrower's chief executive office and office where it keeps its books and records as to the Collateral is located at 5904 Richmond Highway, Suite 300, Alexandria, Virginia 22303.

                 (b) POWER AND AUTHORITY. Each Borrower and Guarantor has the requisite power and authority (i) to own its properties and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of the Obligations hereunder and under the other Transaction Documents and (ii) to execute and deliver this Agreement and the other Transaction Documents and to carry out the transactions contemplated by this Agreement and the other Transaction Documents.

                 (c) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Transaction Documents have been duly authorized by all necessary action and proceedings by or on behalf of Guarantor and each Borrower, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of any Borrower or Guarantor as a condition to the valid execution, delivery and performance by any Borrower or Guarantor of this Agreement or any of the other Transaction Documents.

                 (d) VALID AND BINDING OBLIGATIONS. This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by each Borrower and Guarantor and constitute the legal, valid and binding obligations of each Borrower and Guarantor, enforceable against each Borrower and Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally or by equitable principles or by the exercise of discretion by any Court.

                 (e) NON-CONTRAVENTION; NO LIENS. Neither the execution and delivery of this Agreement and the other Transaction Documents, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the other Transaction Documents, the issuance of the Bonds nor the payment of the Obligations:

                          (i) does or will conflict with or result in any breach or violation of any Applicable Law, rule or regulation enacted or issued by any Governmental Authority or other agency having jurisdiction over any Borrower or Guarantor, any of the Properties or any other portion of the Collateral or other assets of any Borrower or Guarantor, or any judgment or order applicable to any Borrower or Guarantor or to which any Borrower or Guarantor, any of the Properties or other assets of either any Borrower or Guarantor are subject;

                          (ii) does or will conflict with or result in any material breach or violation of, or constitute a default under, any of the terms, conditions or provisions of any of the Borrower Organizational Documents, any indenture, existing agreement or other instrument to which any Borrower or Guarantor is a party or to which any Borrower or Guarantor, any of the Properties or any other portion of the Collateral or other assets of any Borrower or Guarantor are subject;

                          (iii) does or will result in or require the creation of any Lien on all or any portion of the Collateral or any of the Properties, except for the Permitted Liens; or

                          (iv) does or will require the consent or approval of any creditor of any Borrower or Guarantor, any Governmental Authority or any other Person except such consents or approvals which have already been obtained.

                 (f) PENDING LITIGATION OR OTHER PROCEEDINGS. There is no pending or, to the best knowledge of any Borrower, threatened action, suit, proceeding or investigation, at law or in equity, before any court, board, body or official of any Governmental Authority or arbitrator against or affecting any Property or any other portion of the Collateral or other assets of any Borrower or Guarantor, which, if decided adversely to such Borrower or Guarantor, (i) would have, or may reasonably be expected to have, a Material Adverse Effect or (ii) would adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes. No Borrower is in default with respect to any order of any Governmental Authority.

                 (g) SOLVENCY. None of the Borrowers or Guarantor is insolvent or will be rendered insolvent by the transactions contemplated by this Agreement or the other Transaction Documents and after giving effect to such transactions, none of the Borrowers or Guarantor will be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will any Borrower or Guarantor have incurred, have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. No Borrower received less than a reasonably equivalent value in exchange for incurrence of the Obligations. There (i) is no contemplated, pending or, to the best of any Borrower's knowledge, threatened bankruptcy, reorganization, receivership, insolvency or like proceeding, whether voluntary or involuntary, affecting any Borrower or Guarantor or any of the Properties and

(ii) has been no assertion or exercise of jurisdiction over any Borrower or Guarantor or any of the Properties by any court empowered to exercise bankruptcy powers.

                 (h) RATIOS. As of the Bond Transaction Closing Date for each Bond Transaction, the Aggregate Debt Service Coverage Ratio for all Properties for the twelve (12) month period ending on July 1, 1996 is not less than the Minimum DSC Ratio, and the Aggregate Loan to Value Ratio is not greater than the Maximum LTV Percentage.

                 (i) TITLE. Collateral Inc. has good, valid, marketable and indefeasible title in fee to each Property, other than the Avalon Ridge Property and the Avalon Lea Property, free and clear of all Liens whatsoever except the Permitted Liens. Chase Ridge Inc. has good, valid, marketable and indefeasible title in fee to the Avalon Ridge Property free and clear of all Liens whatsoever except the Permitted Liens. Chase Lea Inc. has good, valid, marketable and indefeasible title in fee to the Avalon Lea Property free and clear of all Liens whatsoever except the Permitted Liens. Each Bond Mortgage, if and when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create a valid, perfected first priority mortgage or deed of trust lien on the Bond Property intended to be encumbered thereby (including the Leases of such Bond Property and the rents and revenues and all rights to collect the rents and revenues under such Leases), subject only to Permitted Liens. Each Reimbursement Mortgage with respect to an Additional Mortgaged Property, if and when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create a valid, perfected first priority mortgage or deed of trust lien on the Additional Mortgaged Property intended to be encumbered thereby (including the Leases of such Additional Mortgaged Property and the rents and revenues and all rights to collect the rents and revenues under such Leases), subject only to Permitted Liens. Each Reimbursement Mortgage with respect to a Bond Property, if and when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create a valid, perfected second priority mortgage or deed of trust lien on the Bond Property intended to be encumbered thereby (including the Leases of such Bond Property and the rents and revenues and all rights to collect the rents and revenues under such Leases), subject only to Permitted Liens. Except for (i) any Permitted Liens and (ii) claims for work, labor or materials affecting any Property that will either (x) be paid in full in the ordinary course of Borrowers' business or (y) if in dispute, be bonded over in the ordinary course of Borrowers' business, and which in the aggregate for all Properties do not exceed $100,000.00, there are no Liens or claims for work, labor or materials affecting any Property which are or may be prior to, subordinate to, or of equal priority with, the Liens created by the Mortgage Documents.

                 (j) COMPLIANCE WITH EXISTING BOND ISSUES AND EXISTING SECURITY INSTRUMENTS. No event has occurred since the Borrowers acquired their respective Properties and no condition currently exists with respect to any Borrower or any Bond Property that would constitute an event of default or which, with the lapse of time, if not cured, or with the giving of notice or both, would become an event of default under any of the Regulatory Agreements, any of the Existing Security Instruments any of the Custodial Receipts Documents or any other document executed in connection with any of the Existing Bond Issues or the Custodial Receipts Transactions. Each Borrower has complied in all material respects with the requirements of each loan agreement executed in connection with the Existing Bond Issues.

                 (k) COMPLIANCE WITH TAX CERTIFICATES. No Borrower has taken or will take any action, or permit any action that is within any Borrower's control to be taken, that would impair the exclusion from gross income for federal income tax purposes of the interest payable on any of the Existing Bond Issues or the Bonds. As of the Fannie Mae Facility Closing Date, each Borrower is in compliance with all material requirements of all of the Tax Certificates. Each Borrower has complied and will comply with all the terms and conditions of the Tax Certificates, including the terms and conditions of the exhibits thereto, and the representations set forth in the Tax Certificates pertaining to any Borrower are true and accurate in all material respects.

                 (l) COMPLIANCE WITH REGULATORY AGREEMENTS. Each of the Bond Properties is in compliance with all material requirements of the applicable Regulatory Agreement. Each Borrower intends to cause the residential units in each Bond Property to be rented or available for rental on a basis which satisfies the requirements of the Regulatory Agreement with respect to such Bond Property. All Leases with respect to each Bond Property will comply with all Applicable Laws and the Regulatory Agreement with respect to such Bond Property.

                 (m) TAXES. The Borrowers have filed all property and similar tax returns required to have been filed by it with respect to each Property and have paid and discharged, or caused to be paid and discharged, all installments for the payment of real estate, property or similar taxes due to date, and all other material Impositions imposed against, affecting or relating to each Property other than those which have not become due, together with any fine, penalty, interest or cost for nonpayment pursuant to such returns or pursuant to any assessment received by it. No Borrower has knowledge of any new proposed tax, levy or other governmental or private assessment or charge in respect of any Property which has not been disclosed in writing to Fannie Mae.

                 (n) ZONING. Each Property complies in all material respects with all Applicable Laws affecting such Property. Without limiting the foregoing, all material Permits, including certificates of occupancy, have been issued and are in full force and effect. No Borrower nor, to the knowledge of any Borrower, any former owner of any Property, has received any written notification or threat of any actions or proceedings regarding the noncompliance or nonconformity of any Property with any Applicable Laws or Permits, nor is any Borrower otherwise aware of any such pending actions or proceedings.

                 (o) LIABILITY FOR HAZARDOUS SUBSTANCES. No Borrower nor Guarantor has any liability, contingent or otherwise, in connection with any Hazardous Substance Activity on or affecting any Property in violation of Hazardous Materials Laws, except for potential claims for potential liability of Collateral Inc. or Guarantor with respect to the presence of (i) radon gas on the Properties commonly known as Avalon Knoll, Avalon at Carter Lake and Avalon at Gayton, and (ii) non-friable asbestos located in the vinyl floor tiles of certain portions of the Property commonly known as Avalon at Carter Lake, in each case, as such radon gas and asbestos are disclosed in the Environmental Reports with respect to such Properties, delivered to Fannie Mae prior to the date of this Agreement. Notwithstanding the foregoing, the Borrowers and Guarantor represent and warrant that as of the Fannie Mae Facility Closing Date no such claims have been asserted or threatened.

                 (p) PROHIBITED ACTIVITIES OR CONDITIONS. Except as disclosed in any Environmental Report delivered to Fannie Mae prior to the date of this Agreement, or otherwise disclosed in writing by the Borrowers to Fannie Mae prior to the date of this Agreement, (i) to the best knowledge of the Borrowers, no Prohibited Activities or Conditions exist or have existed at, upon, under or within any Property that have not been remedied and (ii) no Borrower nor Guarantor has at any time caused or permitted any Prohibited Activities or Conditions to exist at, upon, under or within any Property.

                 (q) HAZARDOUS MATERIALS LAWS. Except as disclosed in an Environmental Report delivered to Fannie Mae prior to the date of this Agreement, or otherwise disclosed in writing by the Borrowers to Fannie Mae prior to date of this Agreement, (i) no Borrower nor, to the knowledge of any Borrower, any other party has been or is involved in operations at any Property which operations could reasonably be expected to lead to (x) the imposition of liability on any Borrower or Guarantor under any Hazardous Materials Law in effect as of the date of this Agreement, or on any subsequent or former owner of any Property, or (y) the creation of a Lien with respect to a liability on any Property under any Hazardous Materials Law in effect as of the date hereof;
(ii) no Borrower nor Guarantor nor to the best knowledge of any Borrower, any predecessor-in-interest with respect to any Property has permitted any tenant or occupant of any Property to engage in any activity that could reasonably be expected to impose a claim or liability under any Hazardous Materials Law in effect as of the date hereof on such tenant or occupant, on any Borrower or on any other subsequent or former owner of any Property; and (iii) no Borrower nor Guarantor has received, and no Borrower has knowledge of the issuance of, any claim, citation or notice of any Governmental Actions.

                 (r) LEASES. Each Borrower has delivered to Servicer, on behalf of Fannie Mae, true, complete and correct copies of its forms of apartment leases for each Property, and each Lease with respect to such Property is in the form thereof, with no material modifications thereto, except as previously disclosed in writing to Servicer or Fannie Mae. Except as set forth in a Rent Roll, no Lease for any unit in any Property (i) is for a term in excess of one year, including any renewal or extension period unless such renewal or extension period is subject to termination by the Borrowers upon not more than 30 days' written notice except to the extent that a longer term may be required under Applicable Law, (ii) provides for prepayment of more than one month's rent (other than as set forth on Exhibit M), or (iii) was entered into in other than the ordinary course of business.

                 (s) RENT ROLL. Each Borrower has executed and delivered to Servicer, on behalf of Fannie Mae, a Certification to Property Rent Roll (the "RENT ROLL"), for each Property, each dated as of and delivered within thirty (30) days prior to the Fannie Mae Facility Closing Date and otherwise in the form promulgated by Fannie Mae. Each Rent Roll sets forth each and every unit subject to a Lease which is in full force and effect as of the date of such Rent Roll. The information set forth on each Rent Roll is true, correct and complete as of its date and there has occurred no material adverse change in the information shown on any Rent Roll from the date of each such Rent Roll to the Fannie Mae Facility Closing Date. Except as disclosed in the Rent Roll with respect to each Property or otherwise previously disclosed in writing to Servicer or Fannie Mae, no Lease is in effect as of the date of the Rent Roll with respect to such Property.

                 (t) STATUS OF LANDLORD UNDER LEASES. Except for any assignment of leases and rents which is a Permitted Lien or which is to be released in connection with the consummation of the transactions contemplated by this Agreement, each Borrower is the respective owner and holder of the landlord's interest under each of the Leases of units in each Property owned by such Borrower and there are no prior outstanding assignments of any such Lease, or any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable thereunder which were not discharged as of the Fannie Mae Facility Closing Date.

                 (u) ENFORCEABILITY OF LEASES. Each Lease constitutes the legal, valid and binding obligation of the applicable Borrower and, to the knowledge of the Borrowers, of each of the other parties thereto, enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization or other similar laws relating to creditors' rights generally, and equitable principles, and except as disclosed in writing to Fannie Mae, no notice of any default by any Borrower which remains uncured has been sent by any tenant under any such Lease.

                 (v) NO LEASE OPTIONS. All premises demised to tenants under Leases are occupied by such tenants as tenants only. No Lease contains any option or right to purchase, right of first refusal or any other similar provisions. No option or right to purchase, right of first refusal, purchase contract or similar right exists with respect to any Property except such options or purchase rights that are granted by Applicable Law.

                 (w) INSURANCE. The Borrowers have delivered to Servicer or Fannie Mae true and correct certified copies of all policies of insurance currently in effect as of the date of this Agreement with respect to the Properties. Each such insurance policy complies in all material respects with the requirements set forth in the Mortgage Documents.

                 (x) TAX PARCELS. Each Property is on one or more separate tax parcels, and each such parcel (or parcels) is (or are) separate and apart from any other property.

                 (y) ENCROACHMENTS. Except as set forth in the marked-up title insurance commitments identified on Exhibit E, none of the improvements located on any Property encroaches upon the property of any other Person nor lies outside of the boundaries and building restriction lines of such Property and no improvement located on property adjoining such Property lies within the boundaries of or in any way encroaches upon such Property.

                 (z) INDEPENDENT UNIT. Each Property is an independent unit which does not rely on any drainage, sewer, access, parking, structural or other facilities located on any property not included in such Property or on public or utility easements for the (i) fulfillment of any zoning, building code or other requirement of any Governmental Authority that has jurisdiction over such Property (other than property which any Borrower has rights to utilize pursuant to a recorded covenant or other agreement of record which is a Permitted Lien and which is not subject to revocation without any Borrower's consent), (ii) structural support, or (iii) the fulfillment of the requirements of any Lease or other agreement affecting such Property. The Borrowers, directly or indirectly, have the right to use all amenities, easements, public or private utilities, parking, access routes or other items necessary or currently used for the operation of each Property. All public utilities are installed and operating at each Property and all billed installation and connection charges have been paid in full. Each Property is either (x) contiguous to or (y) benefits from an irrevocable unsubordinated easement permitting access from such Property to a physically open, dedicated public street, and has all necessary permits for ingress and egress and is adequately serviced by public water, sewer systems and utilities. No building or other improvement not located on a Property relies on any part of the Property to fulfill any zoning requirements, building code or other requirement of any Governmental Authority that has jurisdiction over the Property for structural support or to furnish to such building or improvement any essential building systems or utilities.

                (aa) CONDITION OF THE PROPERTIES. Each Property is in good condition, order and repair, there exist no structural or other material defects in such Property, whether latent or otherwise and no Borrower has received notice from any insurance company or bonding company of any defects or inadequacies in such Property, or any part of it, which would adversely affect the insurability of such Property or cause the imposition of extraordinary premiums or charges for insurance or of any termination or threatened termination of any policy of insurance or bond. No claims have been made against any contractor, architect or other party with respect to the condition of any Property or the existence of any structural or other material defect therein. No Property has been materially damaged by Casualty which has not been fully repaired or for which Insurance Proceeds have not been received or are not expected to be received except as previously disclosed in writing to Fannie Mae or Servicer. There are no proceedings pending for partial or total Condemnation of any Property except as disclosed in writing to Fannie Mae or Servicer. The average term of each issue of Related Securities does not exceed 120% of the average reasonably expected economic life of the facilities of the Bond Property with respect to such Related Securities.

                (bb) NO CONTRACTUAL DEFAULTS. Except as otherwise set forth in Exhibit L hereto, there are no defaults by any Borrower or Guarantor or, to the knowledge of the Borrowers, by any other Person under any contract to which any Borrower or Guarantor is a party relating to any Property, including any management, rental, service, supply, security, maintenance or similar contract, that either (i) individually or in the aggregate, would cause a Material Adverse Effect, or (ii) involves, in any individual instance, an actual or potential disputed amount that is equal to or in excess of $10,000.00. Except as otherwise set forth in Exhibit L hereto, no Borrower nor Guarantor or to the knowledge of any Borrower, any other person has received notice or has any knowledge of any existing circumstances in respect of which it could receive any notice of default or breach in respect of any contracts affecting or concerning any Property, that either (i) individually or in the aggregate, would cause a Material Adverse Effect, or (ii) involves, in any individual instance, an actual or potential disputed amount that is equal to or in excess of $10,000.00.

                (cc) COMPLIANCE WITH THE TRANSACTION DOCUMENTS. Each Borrower is in compliance with all provisions of the Transaction Documents to which it is a party or by which it is bound. The representations and warranties made by each Borrower in the Transaction Documents are true, complete and correct as of the Fannie Mae Facility Closing Date.

                (dd) ERISA. Each Borrower and Guarantor are in compliance in all material respects with all applicable provisions of ERISA and has not incurred any liability to the PBGC on a Plan under Title IV of ERISA. None of the assets of any Borrower or Guarantor constitute plan assets (within the meaning of Department of Labor Regulation Section 2510.3-101) of any employee benefit plan subject to Title I of ERISA.

                (ee) OFFICIAL STATEMENT. The statements and information concerning each Borrower, their Affiliates and the Related Bond Property set forth in each Official Statement are each complete and correct as of its date and, as of its date, do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                (ff) FINANCIAL INFORMATION. The written financial projections relating to each Borrower and Guarantor and delivered to Servicer, on behalf of Fannie Mae, on or prior to the date hereof, if any, were prepared on the basis of assumptions believed by each Borrower, in good faith at the time of preparation, to be reasonable and no Borrower is aware of any fact or information that would lead it to believe that such assumptions are incorrect or misleading in any material respect; provided, however, that no representation or warranty is made that any result set forth in such financial projections shall be achieved. The financial statements of each Borrower and Guarantor which have been furnished to Servicer on behalf of Fannie Mae are complete and accurate in all material respects and present fairly the financial condition of each Borrower and Guarantor, as of their respective dates in accordance with GAAP, applied on a consistent basis, and since the date of the most recent of such financial statements no event has occurred which would have, or may reasonably be expected to have a Material Adverse Effect, and there has not been any material transaction entered into by any Borrower or Guarantor other than transactions in the ordinary course of business. No Borrower or Guarantor has any material Contingent Obligation which is not otherwise disclosed in its most recent financial statements.

                (gg) ACCURACY OF INFORMATION. No information, statement or report furnished in writing to Fannie Mae, any Issuer, Servicer or any Related Trustee by any Borrower or Guarantor in connection with this Agreement, the Bond Documents, the Mortgage Documents, the Custodial Receipts Documents or any other Transaction Document or in connection with the consummation of the transactions contemplated hereby and thereby (including any information furnished by any Borrower or Guarantor in connection with the preparation of any materials related to the issuance delivery or offering of any of the Bonds on the Bond Transaction Closing Date) contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and the representations and warranties of each Borrower and the statements, information and descriptions contained in each Borrower's closing certificates, as of the Fannie Mae Facility Closing Date, are true, correct and complete in all material respects, do not contain any untrue statement or misleading statement of a material fact; and the estimates and the assumptions contained herein and in any certificate of any Borrower delivered as of the Fannie Mae Facility Closing Date are reasonable and based on the best information available to each Borrower.

                (hh) NO CONFLICTS OF INTEREST. To the best knowledge of each Borrower, no member, officer, agent or employee of any Issuer has been or is in any manner interested, directly or indirectly, in that Person's own name, or in the name of any other Person, in the Related Securities, the Related Bond Documents with respect to any Bond Property, the Related Custodial Receipts Documents, the Bond Property Loan Documents with respect to any Bond Property, any Borrower or Guarantor or any Bond Property, in any contract for property or materials to be furnished or used in connection with such Bond Property or in any aspect of the transactions contemplated by the Bond Documents, the Related Bond Property Loan Documents with respect to any Bond Property or the Related Custodial Receipts Documents.

                (ii) GOVERNMENTAL APPROVALS. No Governmental Approval not already obtained or made is required for the execution and delivery or approval, as the case may be, of this Agreement, the Bond Documents, the Custodial Receipts Documents, the Mortgage Documents or any other Transaction Document or the performance of the terms and provisions hereof or thereof by any Borrower or Guarantor.

                (jj) GOVERNMENTAL ORDERS. No Borrower is presently under any cease or desist order or other orders of a similar nature, temporary or permanent, of any Governmental

Authority which would have the effect of preventing or hindering performance of its duties hereunder, nor are there any proceedings presently in progress or to its knowledge contemplated which would, if successful, lead to the issuance of any such order.

                (kk) NO RELIANCE. Each Borrower acknowledges, represents and warrants that it understands the nature and structure of the transactions relating to the refinancings of the Bond Properties, that it is familiar with the provisions of all of the documents and instruments relating to such refinancings to which it or any Issuer is a party or of which it is a beneficiary; that it understands the risks inherent in such transactions, including the risk of loss of all or any of the Bond Properties and the Additional Mortgaged Properties; and that it has not relied on any Issuer or Fannie Mae for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Agreement, any Related Indenture or any other Transaction Document or otherwise relied on any Issuer or Fannie Mae in any manner in connection with interpreting, entering into or otherwise in connection with this Agreement, any other Transaction Document or any of the matters contemplated hereby or thereby.

                (ll) ARBITRAGE BONDS. No money on deposit in any fund or account in connection with any of the Existing Bond Issues, whether or not such money was derived from other sources, has been used by or under the direction of any Borrower or Guarantor in a manner which would cause any of the Existing Bond Issues to be ``arbitrage bonds'' within the meaning of Section 103(c) of the Internal Revenue Code of 1954, as amended.

                (mm) COMPLIANCE WITH APPLICABLE LAW. Each Borrower and Guarantor is in compliance with Applicable Law, including all Governmental Approvals, if any, except for such items of noncompliance that, singly or in the aggregate, have not had and are not reasonably expected to cause, a Material Adverse Effect.

                (nn) CONTRACTS WITH AFFILIATES. No Borrower has entered into or is a party to any contract, lease or other agreement with any Affiliate of such Borrower for the provision of any service, materials or supplies to any Property or Properties (including any contract, lease or agreement for the provision of property management services, cable television services or equipment, gas, electric or other utilities, security services or equipment, laundry services or equipment or telephone services or equipment), other than the Management Agreements and that certain Shared Facilities Agreement dated as of July 31, 1996 (the "SHARED FACILITIES AGREEMENT") by and between Collateral Inc. and Guarantor with respect to the Bond Property commonly known as Avalon Meadows.

                (ao) COMPLIANCE WITH SALEM STATION RESTRICTIVE COVENANTS AGREEMENT. The Salem Station Project is in compliance with all material requirements of the Salem Station Restrictive Covenants Agreement. The Borrowers intend to cause the residential units in the Salem Station Project to be rented or available for rental on a basis which satisfies the requirements of the Salem Station Restrictive Covenants Agreements. All Leases with respect to the Salem Station Project will comply with all applicable laws and the Salem Station Restrictive Covenants Agreement.

2                AFFIRMATIVE COVENANTS OF OWNER.

                 Each Borrower agrees and covenants with Fannie Mae that, at all times during the term of this Agreement:

                 (a) COMPLIANCE WITH AGREEMENTS; NO AMENDMENTS. Each Borrower shall comply with all the terms and conditions of each Transaction Document to which it is a party or by which it is bound. Each Borrower shall use commercially reasonable efforts to cause the Related Trustee in each Bond Transaction and each Custodial Receipts Transaction at all times to comply with the terms of the Related Bond Documents and/or the Related Custodial Receipts Documents to which each such Related Trustee is a party.

                 (b) MAINTENANCE OF EXISTENCE. Each Borrower shall maintain its existence and continue to be a corporation organized under the laws of the state of Maryland, duly qualified to do business in each jurisdiction in which such qualification is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of or ability to perform its obligations under this Agreement or any other Transaction Document.

                 (c) MAINTENANCE OF QRS STATUS. At all times during which any Borrower is bound by the terms of this Agreement, each such Borrower shall continue to qualify as a "Qualified REIT Subsidiary" (as defined in Subchapter M of the Code) of Guarantor.

                 (d)      FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER
INFORMATION.   The Borrowers shall keep and maintain at all times complete and accurate books of accounts and records in sufficient detail to correctly reflect (x) all of the Borrowers' financial transactions and assets and (y) the results of the operation of each Property and copies of all written contracts, Leases and other instruments which affect each Property (including all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services). In addition, the Borrowers shall furnish, or cause to be furnished, to Servicer, and upon Fannie Mae's request, to Fannie Mae:

                          (i) Annual Financial Statements. As soon as available, and in any event within one hundred and twenty (120) days after the close of each fiscal year of each Borrower during the term of this Agreement, each Borrower's audited balance sheet as of the end of such fiscal year, its audited statement of income, retained earnings for such fiscal year and its audited statement of cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, prepared in accordance with GAAP, consistently applied, and certified by the chief financial officer of such Borrower to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated, with such certification of such Borrower's chief financial officer to be free of exceptions and qualifications as to the scope of the audit or as to the going concern nature of the business.

                          (ii) Quarterly Financial Statements. As soon as available, and in any event within forty-five (45) days after each of the first three fiscal quarters of each fiscal years during the term of this Agreement, each Borrower's unaudited balance sheet as of the end of such fiscal quarter and its unaudited statement of income and retained earnings and its unaudited statement of cash flows for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of the chief financial officer of such Borrower to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated subject to year end adjustments in accordance with GAAP.

                          (iii) Monthly Property Statements. On a monthly basis within thirty (30) days of the last day of the prior month, a statement of income and expenses of each Property accompanied by a certificate of the chief financial officer of each Borrower to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Property for the period indicated.

                          (iv) Annual Property Statements. On an annual basis within forty-five (45) days of the end of the fiscal year, an annual statement of income and expenses of each Property accompanied by a certificate of the chief financial officer of each Borrower to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Property for the period indicated.

                          (v) Updated Rent Rolls. Upon Servicer's or Fannie Mae's request, a current Rent Roll for each Property, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable, the rent paid and any other information requested by Servicer or Fannie Mae and in the form required by Servicer or Fannie Mae and accompanied by a certificate of the chief financial officer of each Borrower to the effect that each such Rent Roll fairly, accurately and completely, in all material respects, presents the information required therein as of the date thereof.

                          (vi)    Security Deposit Information.  Upon
         Servicer's or Fannie Mae's request, an accounting of all security deposits held in connection with any lease of any part of any Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Servicer or Fannie Mae to access information regarding such accounts.

                          (vii) Security Law Reporting Information. So long as Guarantor is a reporting company under the Securities and Exchange Act of 1934, promptly upon the mailing thereof to the shareholders of Guarantor, the Borrowers shall furnish to Servicer and upon Fannie Mae's request, to Fannie Mae, copies of all financial statements, reports and proxy statements so mailed. Promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports (excluding Form 4, Statement of Changes in Beneficial Ownership, or its equivalent, unless they reflect a change in control in Guarantor) or current reports on Form 8K which Guarantor shall have filed with the United States Securities and Exchange Commission or other Governmental Authorities.

                          (viii) Accountants' Reports. Promptly upon receipt thereof, copies of any reports or management letters submitted to any Borrower by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to clause
         (i) above).

                          (ix) Other Reports. Promptly upon request therefor, all schedules, financial statements or other similar reports delivered by any Borrower pursuant to the Transaction Documents or otherwise requested by Servicer or Fannie Mae with respect to any Borrower's business affairs or condition (financial or otherwise) or any of the Properties.

                 (e) CERTIFICATE OF COMPLIANCE. The Borrowers shall deliver to Servicer concurrently with the delivery of the financial statements and/or reports required to be delivered pursuant to paragraphs (d)(i) and
(d)(ii) above a certificate signed by the chief financial officer of each Borrower stating that, to the best of the knowledge of such chief financial officer, following reasonable inquiry, no Event of Default or Potential Event of Default has occurred, or if an Event of Default or Potential Event of Default has occurred, specifying the nature thereof.

                 (f) MAINTAIN LICENSES. The Borrowers shall procure and maintain in full force and effect all licenses, Permits, charters and registrations which are material to the conduct of its business and shall abide by and satisfy all terms and conditions of all such licenses, Permits, charters and registrations.

                 (g) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. To the extent permitted by law and in addition to the applicable requirements of the Mortgages, each Borrower shall permit Fannie Mae or
Servicer:

                          (i) to inspect, make copies and abstracts of, and have reviewed or audited, such books and records of each Borrower as may relate to the Obligations or any Property;

                          (ii) to discuss each Borrower's affairs, finances and accounts with any of such Borrower's officers, partners and employees;

                          (iii) to discuss each Borrower's affairs, finances and accounts with its independent public accountants, provided that the chief financial officer of such Borrower has been given the opportunity by Servicer or Fannie Mae to be a party to such discussions; and

                          (iv) to receive any other information that Fannie Mae or Servicer reasonably deems necessary or relevant in connection with any Mortgage Loan, any Transaction Document or the Obligations.

                 Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default all such inspections shall be conducted at reasonable times during normal business hours.

                 (h) INFORM FANNIE MAE AND SERVICER OF MATERIAL EVENTS. The Borrowers shall promptly inform Fannie Mae and Servicer in writing of any of the following (and shall deliver to Fannie Mae and Servicer copies of any related written communications, complaints, orders, judgments and other documents relating to the following) of which any Borrower has or obtains actual knowledge:

                          (i) Defaults. The occurrence of any Event of Default or any Potential Event of Default under this Agreement or any other Transaction Document;

                          (ii) Regulatory Proceedings. The commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would have, or may reasonably be expected to have, a Material Adverse Effect or adversely affect the tax-exempt status of the interest payable on any of the Related Securities;

                          (iii) Legal Proceedings. The commencement or threat of, or amendment to, any proceedings by or against any Borrower or Guarantor in any Federal, state or local court or before any Governmental Authority, or before any arbitrator, which, if adversely determined, would have, or at the time of determination may reasonably be expected to have, a Material Adverse Effect or adversely affect the tax-exempt status of the interest payable on any of the Related Securities;

                          (iv) Bankruptcy Proceedings. The commencement of any proceedings by or against any Borrower or Guarantor under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

                          (v) Regulatory Supervision or Penalty. The receipt of notice from any Governmental Authority having jurisdiction over any Borrower or Guarantor that (A) any Borrower or Guarantor is being placed under regulatory supervision, (B) any license, Permit, charter, membership or registration material to the conduct of any Borrower's or Guarantor's respective business or the Properties is to be suspended or revoked or (C) any Borrower or Guarantor is to cease and desist any practice, procedure or policy employed by such Borrower or Guarantor, as the case may be, in the conduct of its business, and such cessation would have, or may reasonably be expected to have, a Material Adverse Effect or would adversely affect the tax-exempt status of the interest on any Bonds; and

                          (vi) Environmental Claim. The receipt of notice from any Governmental Authority or other Person relating to any Environmental Claim involving any Borrower or Guarantor or any of its assets, including the Properties.

                 (i) SINGLE-PURPOSE ENTITY. Each Borrower shall at all times maintain and conduct itself as a Single-Purpose entity.

                 (j) INSPECTION. Each Borrower shall permit any Person designated by Fannie Mae (including Servicer): (i) to make entries upon and inspections of the Properties; and (ii) to otherwise verify, examine and inspect the amount, quantity, quality, value and/or condition of, or any other matter relating to, any Property; provided, however, that prior to an Event of Default or Potential Event of Default all such entries, examinations and inspections shall be conducted at reasonable times during normal business hours.

                 (k) COMPLIANCE WITH APPLICABLE LAWS. Each Borrower shall comply in all material respects with all Applicable Laws now or hereafter affecting any Property or any part of any Property or requiring any alterations, repairs or improvements to any Property, except to the extent a Borrower may be diligently and continuously contesting such Applicable Law in good faith and in a timely, appropriate and legal manner and Fannie Mae reasonably determines that such contest will not likely cause a Material Adverse Effect. Each Borrower shall procure and continuously maintain in full force and effect, and shall abide by and satisfy all material terms and conditions of all Permits.

                 (l) WARRANTY OF TITLE. Each Borrower shall warrant and defend (a) the title to each Property and every part of each Property, subject only to Permitted Liens, and (b) the validity and priority of the lien of the applicable Mortgage Documents, subject only to Permitted Liens, in each case against the claims of all Persons whatsoever. The Borrowers shall reimburse Fannie Mae and Servicer for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by Fannie Mae or Servicer if an interest in any Property, other than with respect to a Permitted Lien, is claimed by others.

                 (m) DEFENSE OF ACTIONS. The Borrowers shall appear in and defend any action or proceeding purporting to affect the security for this Agreement or the rights or power of Fannie Mae or Servicer hereunder or under any other Transaction Document, and shall, pursuant to section 4.2, pay all costs and expenses, including the cost of evidence of title and reasonable attorneys' fees, in any such action or proceeding in which Fannie Mae may appear in accordance with the provisions of this Agreement or the other Transaction Documents. If the Borrowers fail to perform any of the covenants or agreements contained in this Agreement or in any other Transaction Document, or if any action or proceeding is commenced that is not diligently defended by the Borrowers which affects in any material respect Fannie Mae's or any Related Trustee's interest in any Property or any part thereof, including eminent domain, code enforcement or proceedings of any nature whatsoever under any Applicable Law, whether now existing or hereafter enacted or amended, then Fannie Mae may, with ten (10) days prior notice to the Borrowers, but without demand upon the Borrowers, without obligation to do so, and without releasing the Borrowers from any Obligation, make such appearances, disburse such sums and take such action as Fannie Mae or Servicer deems necessary or appropriate to protect Fannie Mae's or such Related Trustee's interest, including disbursement of attorney's fees, entry upon such Property to make repairs or take other action to protect the security of said Property, payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of Fannie Mae appears to be prior or superior to the Transaction Documents, and procurement of satisfactory insurance required to be maintained by the Borrowers under the Transaction Documents; provided, however, that Fannie Mae shall not be required to give prior notice to the Borrowers if Fannie Mae reasonably determines that such appearance, disbursement or action is necessary to prevent a Material Adverse Effect. In the event (i) that any Mortgage is foreclosed in whole or in part or that any Transaction Document is put into the hands of an attorney for collection, suit, action or foreclosure, or (ii) of the foreclosure of any mortgage, deed to secure debt, deed of trust or other security instrument prior to or subsequent to any Mortgage or any Transaction Document in which proceeding Fannie Mae is made a party or (iii) of the bankruptcy of any of the Borrowers or Guarantor or an assignment by any of the Borrowers or Guarantor for the benefit of its creditors, the Borrowers shall be chargeable with and agree to pay all costs of collection and defense, including actual attorneys' fees in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes.

                 (n) PROPERTY MANAGEMENT; MAINTENANCE OF PROPERTIES. The Borrowers shall continue to operate each Property as a Multifamily Residential Property, and shall manage or cause to be managed the operations of each Property in accordance with the applicable provisions of the Mortgage Documents and the other Transaction Documents. The Borrowers (i) shall not commit waste or permit impairment or deterioration of any Property, (ii) shall not abandon any Property, (iii) shall restore or repair promptly and in a good and workmanlike manner all or any part of any Property to the equivalent of its condition existing immediately prior to such Casualty, or such other lesser condition as Fannie Mae may approve in writing, in the event of any Casualty thereto, whether or not Insurance Proceeds are available to cover in whole or in part the costs of such restoration or repair, (iv) shall keep each Property, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on each Property when necessary to keep such items in good repair, (v) shall generally operate and maintain each Property in accordance with the standards for "Class A" Multifamily Residential Properties in the regional market in which each such Property is located and (vi) shall give notice in writing to Fannie Mae of, and, unless otherwise directed in writing by Fannie Mae, appear in and defend, any action or proceeding purporting to affect any Property, the security of any Mortgage or the rights or powers of Fannie Mae under any of the Transaction Documents. Except as provided in section 2.2(o), neither the Borrowers nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on any Property or any fixture, equipment, machinery or appliance in or on any Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

                 (o) ADDITIONS TO THE PROPERTIES. Except as otherwise provided in the Mortgage Documents, the Borrowers shall have the right to undertake any alteration, improvement, demolition, removal, or construction (collectively, "ALTERATIONS") to the Properties without the prior consent of Fannie Mae; provided, however, that in any case, no such Alteration shall be made to any Property without the prior written consent of Fannie Mae if (i) such Alteration could reasonably be expected to have a Material Adverse Effect on the value of such Property or its operation as a multifamily housing facility in substantially the same manner in which it is being operated on the date of this Agreement, (ii) the construction of such Alteration could reasonably be expected to result in interference to the occupancy of tenants of such Property such that tenants in occupancy with respect to 5% or more of the Leases would be permitted to terminate their Leases or to abate the payment of all or any portion of their rent, or (iii) such Alteration will be completed in more than twelve (12) months from the date of commencement or in the last year of the term of this Agreement. Notwithstanding the foregoing, the Borrowers must give prior written notice to Fannie Mae of any Borrower's intent to construct Alterations with respect to such Property costing in excess of $100,000; provided, however, that the preceding requirement shall not be applicable to Alterations made, conducted or undertaken by the Borrowers as part of the routine maintenance and repair of the Properties pursuant to section 2.2(n) or as otherwise required by the Mortgage Documents.

                 (p) ERISA. The Borrowers shall at all times remain in compliance in all material respects with all applicable provisions of ERISA and similar requirements of the PBGC.

                 (q) TAXES. If any tax, assessment or Imposition (other than a tax measured by gross or net income of, or an excise, franchise or gross receipts tax imposed on, any Related Trustee or Fannie Mae (or any transferee or assignee thereof, including a participation holder)) ("TAXES") is levied, assessed or charged by the United States or any political subdivision or taxing authority thereof or therein upon any of the Transaction Documents or the obligations secured thereby, the interest of Fannie Mae or any Related Trustee in the Properties, or Fannie Mae or any Related Trustee by reason of or as holder of the Transaction Documents, the Borrowers shall pay all such Taxes to, for, or on account of Fannie Mae or the applicable Related Trustee (or provide funds to Fannie Mae or such Related Trustee for such payment, as the case may be) upon receipt of written notice that such amounts have become due and payable (or upon such amounts becoming due and payable if any Borrower has received prior written notice thereof) and shall promptly furnish proof of such payment to Fannie Mae or such Related Trustee, as applicable. In the event of passage of any law or regulation permitting, authorizing or requiring such Taxes to be levied, assessed or charged, which law or regulation in the opinion of counsel to Fannie Mae or any Related Trustee may prohibit the Borrowers from paying the Taxes to or for Fannie Mae or such Related Trustee, the Borrowers shall enter into such further instruments as may be reasonably required by Fannie Mae and permitted by Applicable Law to obligate the Borrowers to pay such Taxes.

                 (r) FURTHER ASSURANCES. The Borrowers, at the request of Fannie Mae, shall execute and deliver and, if necessary, file or record such statements, documents, agreements, UCC financing and continuation statements and such other instruments and take such further action as Fannie Mae from time to time may request as reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement or any of the other Transaction Documents or to subject the Collateral to the lien and security interests of the Mortgage Documents or to evidence, perfect or otherwise implement, to assure the lien and security interests intended by the terms of the Transaction Documents or in order to exercise or enforce its rights under the Transaction Documents. In addition, the Borrowers shall cooperate with each of the Rating Agencies in connection with any review of the transactions described in the Transaction Documents which may be undertaken by either of the Rating Agencies after the date of this Agreement.

                 (s) MONITORING COMPLIANCE. Upon the request of Servicer, from time to time, and at any time certification of the matters set forth below is provided to the Issuer, the Related Trustee or any other Governmental Authority, the Borrowers shall promptly provide to Servicer the following:

                          (i) the Borrowers' certification of each Bond Property's compliance with the rules qualifying such Bond Property for federal tax exemption pursuant to Section 103 of the Code and the regulations issued under such Section 103 and the requirements of the Regulatory Agreement with respect to such Bond Property;

                          (ii) If any Property has received or receives a tax credit allocation, Borrowers' certification of such Property's compliance with the requirements of Section 42 of the Code and the regulations issued under Section 42 and if the tax credits have not yet been syndicated, Borrowers' report regarding progress in syndicating the tax credit allocation until the syndication is completed; and

                          (iii) Such other documents, certificates and other information as may be deemed necessary to enable Servicer to perform the functions under the Servicing Agreement.

                 (t) CONTINUING DISCLOSURE. The Borrowers shall cooperate with each Remarketing Agent in complying with all federal securities laws relating to continuing disclosure that are applicable to the Bonds, including Rule 15c2-12, promulgated by the Securities and Exchange Commission under the Securities Exchange Related Act of 1934, as such rule may be amended from time to time.

                 (u) LEASES. Each unit in each Property will be leased pursuant to the form leases delivered to, and acceptable to, Fannie Mae and Servicer, with no material modifications to such approved form lease, except as disclosed in writing to Fannie Mae and Servicer. Without the prior written consent of Fannie Mae, no Borrowers shall enter into any Lease for any unit in any Property that (i) is for a term in excess of one year, including any renewal or extension period unless such renewal or extension period is subject to termination by such Borrower upon not more than thirty (30) days' written notice, except to the extent that a longer term may be required under Applicable Law, (ii) provides for prepayment of more than one month's rent,
(iii) is entered into in other than the ordinary course of Borrowers' business, or (iv) contains any option or right to purchase, right of first refusal or any other similar provisions, except such options or purchase rights that are granted by Applicable Law.

3                NEGATIVE COVENANTS OF BORROWERS.  The Borrowers enter into the covenants and agreements with Fannie Mae set forth in this section 2.3. Each covenant and agreement shall apply continuously during the term of this
Agreement:

                 (a)      OTHER ACTIVITIES.  No Borrower shall:

                                  (i)      either directly or indirectly sell,
                 transfer, exchange or otherwise dispose of any of its assets except as permitted hereunder, by the Mortgages or the Cash Management Agreement;

                                  (ii)     take any action or omit to take any
                 action that, if taken or omitted, would adversely affect the exclusion of interest on the Bonds from gross income for Federal income tax purposes pursuant to Section 103 of the Code;

                                  (iii)    engage in any business or activity
                 other than in connection with the ownership, management and operation of (A) with respect to Collateral Inc., each Property other than the Avalon Ridge Property and the Avalon Lea Property, (B) with respect to Chase Ridge Inc., the Avalon Ridge Property, and (C) with respect to Chase Lea Inc. the Avalon Lea Property;

                                  (iv)     amend its respective Borrower
                 Organizational Documents in any manner inconsistent with this Agreement or the other Transaction Documents without the prior written consent of Fannie Mae;

                                  (v)      dissolve or liquidate in whole or in
                 part;

                                  (vi)     merge or consolidate with any
                 Person; or

                                  (vii)    use, or permit to be used, any
                 Property for any uses or purposes other than as a Multifamily Residential Property.

                 (b) NO AMENDMENTS TO TRANSACTION DOCUMENTS. Unless Fannie Mae shall otherwise consent in writing, no Borrower shall agree to any amendment of, supplement to, or waiver, modification, or termination of, any of the terms or provisions of any Transaction Document.

                 (c) COMPLIANCE WITH THE TRANSACTION DOCUMENTS. No Borrower shall fail to comply with any provision of any the Transaction Documents to which it is a party or by which it is bound.

                 (d) VALUE OF SECURITY. No Borrower shall take any action which could reasonably be expected to have any Material Adverse Effect.

                 (e) ZONING. No Borrower shall initiate or consent to any zoning reclassification of any Property or seek any variance under any zoning ordinance or use or permit the use of any Property in any manner that could result in the use becoming a nonconforming use under any zoning ordinance or any other applicable land use law, rule or regulation.

                 (f) LIENS. No Borrower shall create, incur, assume or suffer to exist any Lien on any Property or any part of any Property, except the Permitted Liens;

                 (g) SALE. No Borrower shall sell, convey, transfer, assign or otherwise relinquish any Property or any part of any Property without the prior written consent of Fannie Mae (which consent may be granted or withheld in Fannie Mae's discretion), or any interest in any Property, other than (i) as may be permitted by the Mortgage Documents with respect to such Property, or (ii) in accordance with the provisions of section 5.2 or section 5.3, or (iii) to enter into Leases for units in a Property to any tenant in the ordinary course of business.

                 (h) USE OF PROCEEDS. The proceeds from the issuance and sale of the Bonds shall not be used for any purpose other than the refinancing of the Bond Properties.

                 (i) INDEBTEDNESS. The Borrowers shall not incur or be obligated at any time with respect to Indebtedness (other than the Mortgage Loans and the Custodial Receipts Mortgage Notes) in excess of $100,000 in the aggregate for all Borrowers.


                 (j) SINGLE-PURPOSE ENTITY. No Borrower shall cease at any time during the term hereof to be a Single-Purpose entity.

                 (k) PRINCIPAL PLACE OF BUSINESS. No Borrower shall change its principal place of business or the location of its books and records, each as set forth in section 2.1(a), without first giving thirty (30) days' prior written notice to Fannie Mae.

4                CERTAIN COVENANTS WITH RESPECT TO FLOATING RATE BOND
TRANSACTIONS.

                 With respect to each Floating Rate Bond Transaction, the Borrowers agree and covenant with Fannie Mae that, at all times during the term of this Agreement:

                 (a) PREPAYMENT OF MORTGAGE LOANS IN FLOATING RATE BOND TRANSACTIONS. If a Borrower elects, or is required, to prepay any Related Mortgage Note in whole or in part, subject to and in accordance with the terms and conditions of such Related Mortgage Note, the Borrowers shall be obligated to pay all amounts, if any, due under or in connection with the Related Bonds that will not have been paid as a result of the prepayment of such Related Mortgage Note, including accrued interest on the Related Bonds to the date of redemption (calculated at the Maximum Rate to the extent and for the period that such Related Bonds bear interest at the Variable Rate), and the premium, if any, payable to the applicable Bondholders by reason of such redemption, until such Related Bonds have been redeemed in accordance with the Related Bond Documents, together with and in addition to, any prepayment premium due pursuant to the Related Mortgage Note. Notwithstanding anything to the contrary contained in the Transaction Documents, the Borrowers shall not make a voluntary prepayment of any Mortgage Loan in a Floating Rate Bond Transaction that would result in a redemption of all or any part of any Related Bonds pursuant to the Related Indenture unless (i) the Borrowers have deposited with the Related Trustee on or prior to the date on which such Related Trustee will call the applicable Related Bonds for redemption, all amounts required for such redemption, (ii) the Borrowers have received the prior written consent of Fannie Mae; provided that Fannie Mae shall not withhold its consent if Fannie Mae determines that (A) such prepayment by the Borrowers is permitted by the terms of the Related Mortgage, and (B) in light of such opinions of legal counsel, opinions of certified public accountants that prepare the audited financial statements of the Borrowers and Guarantor and such other similar information and opinions as may be provided by the Borrowers to Fannie Mae, no part of any payments made by the Borrowers prior to or concurrently with the voluntary prepayment will likely result in an avoidance or any other recovery or disgorgement pursuant to the Bankruptcy Code (including sections 544, 547, 549 or 550 thereof) or any other applicable bankruptcy or insolvency law which would result in Fannie Mae having any liability under any Related Fannie Mae Collateral Agreement, or the Borrowers provide cash collateral or makes other arrangements acceptable to

Fannie Mae in its discretion to ameliorate such risk of avoidance, recovery or disgorgement, and (iii) with respect to the prepayment in part or in full (other than a prepayment in connection with a mandatory application of Insurance Proceeds or Condemnation Proceeds) of the Facility Amount prior to the seventh (7th) anniversary of the Facility, Fannie Mae has received a Prepayment Premium pursuant to the Related Mortgage Note.

                 (b) INTEREST RESERVE REQUIREMENT WITH RESPECT TO FLOATING RATE BOND TRANSACTIONS. The Borrowers shall deposit with the Related Trustee with respect to each Floating Rate Bond Transaction, on or before the date the Related Mortgage Note is executed and delivered, for deposit into the Interest Account with respect to each Floating Rate Bond Transaction, the Interest Reserve Requirement for such Floating Rate Bond Transaction. If the Interest Account with respect to a Floating Rate Bond Transaction is not otherwise replenished to the Interest Reserve Requirement for such Floating Rate Bond Transaction from the receipt of the monthly payments under the Related Mortgage Note pursuant to the Related Indenture, the Borrowers shall promptly deposit with the Related Trustee the amount necessary for amounts on deposit in such Interest Account to equal the Interest Reserve Requirement for such Floating Rate Bond Transaction.

                 (c) PRINCIPAL RESERVE FUND. The Borrowers agree that as a condition to Fannie Mae's executing and delivering the Related Fannie Mae Collateral Agreement, the Borrowers shall fund, and replenish, the applicable Principal Reserve Fund with respect to each Floating Rate Bond Transaction as and when required by the Related Mortgage Note and this Agreement. The Borrowers acknowledge that the Related Mortgage Note for each Initial Bond Property provides that the obligation to fund the applicable Principal Reserve Fund shall commence on July 1, 2006, and that prior to such time, the Borrowers shall not be required to fund the such Principal Reserve Fund; provided, however, that, the commencement date of the Borrowers' obligation to fund the Principal Reserve Fund relating to each New Bond Property entering the Fannie Mae Credit Facility as a Floating Rate Bond Transaction, shall be determined by Fannie Mae in its discretion. The Borrowers agree that they shall replenish each Principal Reserve Fund by delivery to the Related Trustee the amount equal to any loss from the investment of amounts on deposit in such Principal Reserve Fund, as and when such loss is incurred and irrespective of the reason for such loss. The Borrowers acknowledge and agree that amounts on deposit in the Principal Reserve Fund with respect to each Mortgage Loan in a Floating Rate Bond Transaction shall be applied toward the mandatory redemption of the Related Bonds, and the corresponding reduction of amounts owed under the Related Mortgage Note, as and to the extent provided in the Related Indenture. The Borrowers further acknowledge and agree that, as provided in the Related Mortgage Note, the Mortgage Loan with respect to any Floating Rate Bond Transaction shall not be deemed to have been amortized by reason of deposits into the Principal Reserve Fund with respect to such Mortgage Loan until such deposits have been withdrawn from such Principal Reserve Fund and applied to the redemption of the Related Bonds as provided in the Related Indenture. So long as no Event of Default or no Potential Event of Default has occurred and is continuing, investment income derived from amounts on deposit in the Principal Reserve Funds shall be paid to the applicable Borrower by the Related Trustees to the extent and in the manner provided in the Related Indenture. At the request of the Borrowers, Fannie Mae shall direct the Related Trustee to apply funds in a particular Principal Reserve Fund to prepay the principal amount of Related Bonds, if each of the following conditions are met:

                 (i)      no Event of Default has occurred and is continuing;
         and

                 (ii) either (x) the Related Bonds are then bearing interest at a Variable Rate, or (y) the Related Securities are then bearing interest at a Reset Rate and the applicable Borrower has the right under the Related Indenture to prepay the Related Bonds.

Upon the occurrence and during the continuance of an Event of Default or a Potential Event of Default, Fannie Mae shall have the absolute right, in its discretion, to apply the funds in the Principal Reserve Funds in accordance with section 7.2(d).

                 (d) INTEREST RATE ADJUSTMENTS IN FLOATING RATE BOND TRANSACTIONS. Fannie Mae and each of the Borrowers acknowledges and agrees that the interest rate on any issue of Related Bonds in a Floating Rate Bond Transaction may be adjusted to the Variable Rate or Reset Rate or converted to the Fixed Rate, in each case as provided in, and subject to the terms and conditions of, the Related Indenture and this Agreement. Notwithstanding the foregoing, so long as the Related Fannie Mae Collateral Agreement remains in effect and Fannie Mae has any obligations, direct or contingent, under such Related Fannie Mae Collateral Agreement, no Borrower shall direct or cause the interest rate on any Related Bonds to be converted to the Fixed Rate (from the Variable Rate or the Reset Rate), to the Reset Rate (from the Variable Rate or a prior Reset Rate) or to the Variable Rate (from the a Reset Rate) unless Fannie Mae consents to such conversion. Fannie Mae will consent to such conversion (and deliver written evidence of such consent to the Related Trustee in accordance with the requirements of the Related Indenture), if:

                 (i) in the case of a conversion to the Fixed Rate, (A) no Event of Default or Potential Event of Default has occurred and is continuing, (B) such Borrower complies with the terms and conditions of sections 3.2 and 4.2, (C) the Fixed Rate applicable to such Related Bonds is equal to or less than the Hedge Rate, (D) such Borrower shall have given Fannie Mae not less than sixty (60) days prior written notice of its intent to convert to the Fixed Rate and (E) such Borrower shall have given Fannie Mae not less than fifty (50) days prior final written notice and confirmation of its election to convert to the Fixed Rate; or

                 (ii) in the case of conversion to the Reset Rate, (A) no Event of Default or Potential Event of Default has occurred and is continuing, (B) such Borrower complies with the terms and conditions of sections 3.2 and 4.2, (C) the Reset Rate on such Related Bonds is equal to or less than the Hedge Rate, (D) such Borrower shall have given Fannie Mae not less than sixty (60) days prior written notice of its intent to convert to the Reset

         Rate and (E) such Borrower shall have given Fannie Mae not less than fifty (50) days prior final written notice and confirmation of its election to convert to the Reset Rate; or

                 (iii) in the case of conversion to the Variable Rate, (A) no Event of Default or Potential Event of Default has occurred and is continuing, (B) such Borrower complies with the terms and conditions of sections 3.2 and 4.2, (C) such Borrower shall have given Fannie Mae not less than sixty (60) days prior written notice of its intent to convert to the Variable Rate and (D) such Borrower shall have given Fannie Mae not less than fifty (50) days prior final written notice and confirmation of its election to convert to the Variable Rate.

                 (e) REMOVAL OF REMARKETING AGENT. With respect to each Floating Rate Bond Transaction, the Borrowers agree that (i) after the occurrence of any Event of Default or (ii) if, at any time, Fannie Mae determines that there is a basis in fact for the removal of the then existing Remarketing Agent with respect to such Floating Rate Bond Transaction and the designation of a new Remarketing Agent with respect to such Floating Rate Bond Transaction, if Fannie Mae so directs, the Borrowers immediately shall take such action as is required under the Related Remarketing Agreement to remove the existing Remarketing Agent with respect to such Floating Rate Bond Transaction and replace such Remarketing Agent, without interruption of service, with a Remarketing Agent acceptable to Fannie Mae. The Borrowers acknowledge and agree that any Remarketing Agent's failure to perform any of its duties or obligations under or with respect to the Related Indenture or the Related Remarketing Agreement, including, failure to give or deliver any notice or information required under the Related Indenture or the Related Remarketing Agreement, shall constitute sufficient basis in fact for such Remarketing Agent's removal.

                 (f) CHANGES IN REMARKETING AGENT OR REMARKETING AGREEMENT. The Borrowers agree that no Borrower will change any Remarketing Agent, or appoint or engage any Person as a Remarketing Agent or change the fees payable to any Remarketing Agent, without Fannie Mae's prior written consent.

                 (g) ASSIGNMENT OF RIGHTS TO THE RELATED TRUSTEES. With respect to each Floating Rate Bond Transaction, the Borrowers acknowledge and agree that (i) the Related Trustee is the assignee of the applicable Issuer's right, title and interest in and to the Bond Property Loan Documents with respect to such Floating Rate Bond Transaction and certain rights as and to the extent provided in the Assignment, (ii) Fannie Mae is the assignee of the Mortgage Rights with respect to each Floating Rate Bond Transaction as and to the extent provided in the Related Fannie Mae Collateral Agreement, and (iii) by virtue of such Related Fannie Mae Collateral Agreement referred to in clause
(ii) above, Fannie Mae shall, as and to the extent provided in such Related Fannie Mae Collateral Agreement, be entitled to exercise certain rights and receive certain benefits which would otherwise be available to the Related Trustee under the Bond Property Loan Documents with respect to such Floating Rate Bond Transaction. The Borrowers further acknowledge and agree that Fannie Mae has delegated or may delegate certain






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matters and functions related to or arising under the Bond Property Loan
Documents with respect to each Floating Rate Bond Transaction to Servicer, as an independent contractor, pursuant to the Servicing Agreement.

5                CERTAIN COVENANTS WITH RESPECT TO FIXED RATE BOND
TRANSACTIONS.

                 With respect to each Fixed Rate Bond Transaction, the Borrowers agree and covenant with Fannie Mae that, at all times during the term of this Agreement:

                 (a) DEBT SERVICE FUND REQUIREMENT WITH RESPECT TO FIXED RATE BOND TRANSACTIONS. The Borrowers shall deposit with the Related Trustee with respect to each Fixed Rate Bond Transaction, on or before the date the Related Mortgage Note is executed and delivered, for deposit into the initial debt service fund (or other similar fund required to be established in connection with such Fixed Rate Bond Transaction) with respect to each Fixed Rate Bond Transaction, the initial funding requirement required by the Rating Agency for such Fixed Rate Bond Transaction, which requirement shall not be less than one (1) month's payment of interest and principal, if any, on the Related Mortgage Note.

                 (b) ASSIGNMENT OF MORTGAGE LOANS TO FANNIE MAE. With respect to each Fixed Rate Bond Transaction, the Borrowers acknowledge and agree that Fannie Mae is the assignee of the all of the Issuer's right, title and interest in and to the Bond Property Loan Documents with respect to such Fixed Rate Bond Transaction and as such, Fannie Mae shall be entitled to exercise all rights and receive all benefits available to the owner and holder of the Bond Property Loan Documents with respect to such Fixed Rate Bond Transaction. The Borrowers further acknowledge and agree that Fannie Mae has delegated or may delegate certain matters and functions related to or arising under the Bond Property Loan Documents with respect to each Fixed Rate Bond Transaction to Servicer, as an independent contractor, pursuant to the Servicing Agreement.

6                CERTAIN COVENANTS WITH RESPECT TO CUSTODIAL RECEIPTS
TRANSACTIONS.

                 With respect to each Custodial Receipts Transaction, the Borrowers agree and covenant with Fannie Mae that, at all times during the term of this Agreement:

                 (a) LIMITATIONS ON CREDIT ENHANCEMENT OF THE CUSTODIAL RECEIPTS TRANSACTIONS. The Borrowers shall use best efforts to commence, and diligently pursue to completion, the implementation of the Permanent Chase Lea Refunding Transaction and the Permanent Chase Ridge Refunding Transaction not later than the Initial Chase Ridge/Chase Lea Conversion Date. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document:

                          (i) on or before the Initial Chase Ridge/Chase Lea
                 Conversion Date the Borrowers shall, with respect to each Custodial Receipts Property, cause the






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
                 implementation of either the Permanent Refunding Transaction or the Interim Custodial Receipts Transaction; and

                          (ii) if the Borrowers shall have caused the
                 implementation of the Interim Custodial Receipts Transaction with respect to either the Chase Ridge Bond Property or the Chase Lea Bond Property, then the Borrowers shall use best efforts to commence, and diligently pursue to completion, the implementation of the Permanent Refunding Transaction with respect to such Custodial Receipts Property not later than the Final Chase Ridge/Chase Lea Conversion Date.

                 (b)      CHASE LEA/CHASE RIDGE TERMINATION FEE.

                 (i) Subject to the limitations set forth in section 2.6(c) and 2.6(d) below, the Borrowers shall pay Fannie Mae the Chase Ridge Termination Fee and the Chase Lea Termination Fee on the Initial Chase Ridge/Chase Lea Conversion Date unless, with respect to each such Custodial Receipts Property:

                          (A) the Permanent Refunding Transaction with respect to such Custodial Receipts Property, has been completed in accordance with the requirements of sections 5.5(a), 5.5(b), 5.5(e) and 5.5(d); or

                          (B) the Interim Replacement Custodial Receipts Transaction with respect to such Custodial Receipts Property, has been completed in accordance with the requirements of sections 5.5(a), 5.5(c), 5.5(d) and 5.5(e);

                 (ii) Subject to the limitations set forth in section 2.6(c) and 2.6(d) below, the Borrowers shall be required to pay Fannie Mae the Chase Ridge Termination Fee and the Chase Lea Termination Fee on the Final Chase Ridge/Chase Lea Conversion Date unless, with respect to each such Custodial Receipts Property:

                          (A) such Termination Fee was previously paid by the Borrowers pursuant to subsection 2.6(b)(i) above; or

                          (B) the Permanent Refunding Transaction with respect to such Custodial Receipts Property, has been completed in accordance with the requirements of sections 5.5(a), 5.5(b), 5.5(d) and 5.5(e).

                 (iii) In addition, notwithstanding the foregoing, but subject to the limitations set forth in section 2.6(c) and 2.6(d) below, the Borrowers shall pay to Fannie Mae the Chase Ridge Termination Fee and/or the Chase Lea Termination Fee as of any date that the Borrowers cause either such Custodial Receipts Property to be released from the






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
         Fannie Mae Credit Facility in accordance with section 5.3. or otherwise cause redemption of the Related Custodial Receipts or the termination of the Related Custodial Receipts Collateral Agreement with respect to either such Custodial Receipts Property; provided, however, that no such Termination Fee shall be payable in connection with a redemption of Related Custodial Receipts that occurs in connection with an extension of the Initial Chase Ridge/Chase Lea Conversion Date in accordance with the terms of the definition of Initial Chase Ridge/Chase Lea Conversion Date.

                 (iv) Each Termination Fee due and owing under this section 2.6(c) shall be payable by the Borrower to Servicer for remittance to Fannie Mae within ten (10) Business Days of Borrowers' receipt of written notice that such Termination Fee has become due and payable.

                 (c) CERTAIN WAIVERS OF CHASE LEA/CHASE RIDGE TERMINATION FEE. Notwithstanding anything to the contrary contained herein:

                 (i) The Borrowers shall not be required to pay the Chase Ridge Termination Fee on the Initial Chase Ridge/Chase Lea Conversion Date if Fannie Mae determines in its reasonable discretion that the Borrowers have satisfied their obligations under subsection 5.5(c)(ii) and either:

                 (A) Fannie Mae is not permitted, under then Applicable Law, to enter into the Interim Replacement Chase Ridge Credit Enhancement; or

                 (B) the Interim Replacement Custodial Receipts Transaction fails to occur because (w) a Person other than any of the Borrowers requires material modification of any of the terms, conditions or documentation specified for the Interim Replacement Chase Ridge Credit Enhancement in section 5.5, (x) as a result of such material modification, Fannie Mae determines that the conditions to its obligation to provide such Interim Replacement Chase Ridge Credit Enhancement have not been satisfied in accordance with subsection 5.5, (y) the Borrowers make a written request to Fannie Mae requesting that, notwithstanding such material modification, Fannie Mae proceed with the Interim Replacement Chase Ridge Credit Enhancement, and (z) notwithstanding such request, Fannie Mae determines not to provide the Interim Replacement Chase Ridge Credit Enhancement.


(iii) The Borrowers shall not be required to pay the Chase Lea Termination Fee on the Initial Chase Ridge/Chase Lea Conversion date if Fannie Mae determines in its reasonable discretion that the Borrowers have satisfied their obligations under subsection 5.5(c)(ii) and either:






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

                 (A) Fannie Mae is not permitted, under then Applicable Law, to enter into the Interim Replacement Chase Lea Credit Enhancement; or

                 (B) such Interim Replacement Custodial Receipts Transaction fails to occur because (w) a Person other than any of the Borrowers requires material modification of any of the terms, conditions or documentation specified for the Interim Replacement Chase Lea Credit Enhancement in section 5.5, (x) as a result of such material modification, Fannie Mae determines that the conditions to its obligation to provide such Interim Replacement Chase Lea Credit Enhancement have not been satisfied in accordance with subsection 5.5, (y) the Borrowers make a written request to Fannie Mae requesting that, notwithstanding such material modification, Fannie Mae proceed with the Interim Replacement Chase Lea Credit Enhancement, and (z) notwithstanding such request, Fannie Mae determines not to provide the Interim Replacement Chase Lea Credit Enhancement.

                 (iv) In addition, the Borrowers shall not be required to pay the Chase Ridge Termination Fee if Fannie Mae determines in its reasonable discretion that the Borrowers have satisfied their obligations under subsection 5.5(c)(ii) and either:

                          (A) Fannie Mae is not permitted, under then Applicable Law, to enter into the Permanent Chase Ridge Credit Enhancement; or

                          (B)     the Permanent Chase Ridge Refunding
                                  Transaction fails to occur because (w) a Person other than any of the Borrowers requires material modification of any of the terms, conditions or documentation specified for the Permanent Chase Ridge Credit Enhancement in section 5.5, (x) as a result of such material modification, Fannie Mae determines that the conditions to its obligation to provide such Permanent Chase Ridge Credit Enhancement have not been satisfied in accordance with subsection 5.5,
                                  (y) the Borrowers make a written request to Fannie Mae requesting that, notwithstanding such material modification, Fannie Mae proceed with the Permanent Chase Ridge Credit Enhancement, and (z) notwithstanding such request, Fannie Mae determines not to provide the Permanent Chase Ridge Credit Enhancement.

                 (v) In addition, the Borrowers shall not be required to pay the Chase Lea Termination Fee if Fannie Mae determines in its reasonable discretion that the Borrowers have satisfied their obligations under subsection 5.5(c)(ii) and either:






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
                          (A) Fannie Mae is not permitted, under then Applicable Law, to enter into the Permanent Chase Lea Credit Enhancement; or

                          (B) the Permanent Chase Lea Refunding Transaction fails to occur because (w) a Person other than any of the Borrowers requires material modification of any of the terms, conditions or documentation specified for the Permanent Chase Lea Refunding Transaction in section 5.5, (x) as a result of such material modification, Fannie Mae determines that the conditions to its obligation to provide such Permanent Chase Lea Credit Enhancement have not been satisfied in accordance with subsection 5.5, (y) the Borrowers make a written request to Fannie Mae requesting that, notwithstanding such material modification, Fannie Mae proceed with the Permanent Chase Ridge Credit Enhancement, and
                                  (z) notwithstanding such request, Fannie Mae determines not to provide the Permanent Chase Ridge Credit Enhancement.

                 (d) CERTAIN REDUCTIONS IN CHASE LEA/CHASE RIDGE TERMINATION FEE. Notwithstanding anything to the contrary contained herein, if
(i) an Interim Replacement Custodial Receipts Transactions fails to occur on or before the Initial Chase Ridge/Lea Chase Termination Date because a Person other than any of the Borrowers requires material modification of any of the terms, conditions or documentation specified for the Interim Replacement Custodial Receipts Transactions in section 5.5(d), (ii) such material modification is deemed unacceptable by the Borrowers and (iii) the Borrowers provide Fannie Mae with written notice specifying such unacceptable material modification (a "FAILED CUSTODIAL RECEIPTS REPLACEMENT"), then the Termination Fee otherwise payable with respect to such Failed Custodial Receipts Replacement shall be reduced and be payable as follows:

                 (A) if such Failed Custodial Receipts Replacement relates to the Chase Ridge Bond Property, then the Chase Ridge Termination Fee shall be reduced to $491,200.00 which amount shall be payable, at the Borrowers' option, either immediately in a single lump-sum payment or in sixteen (16) equal quarterly installments of $30,700.00, which installments shall be payable by the Borrowers commencing as of the first day of the fiscal quarter immediately following such Failed Custodial Receipts Replacement and on the first day of each subsequent fiscal quarter until paid in full; and

                 (B) if such Failed Custodial Receipts Replacement relates to the Chase Lea Bond Property, then the Chase Ridge Termination Fee shall be reduced to $308,800.00 which amount shall be payable in sixteen (16) equal quarterly installments of $19,300.00, which installments shall be payable by the Borrowers commencing as of the first day of the fiscal quarter






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
                          immediately following such Failed Custodial Receipts Replacement and on the first day of each subsequent fiscal quarter until paid in full.

                 (e) ASSIGNMENT CERTAIN RIGHTS AND INTERESTS TO FANNIE MAE. With respect to each Custodial Receipts Transaction, the Borrowers acknowledge and agree that, pursuant to the terms of the Related Custodial Receipts Collateral Agreements, Fannie Mae is (or has the right to become) the assignee of all of Morgan's right, title and interest in and to the Related Custodial Receipts Documents (other than the Custodial Receipts Guaranty) with respect to such Custodial Receipts Transaction and as such, Fannie Mae shall be entitled to exercise all rights and receive all benefits available to the owner and holder of such Custodial Receipts Loan Documents. The Borrowers further acknowledge and agree that:

                 (i) Collateral Inc. has pledged, assigned and granted Fannie Mae a security interest in all of its residual interests in the Custodial Receipts Bond Issues and certain other collateral pursuant to the Custodial Receipts Bond Pledge Agreement;

                 (ii) Subject to its obligations under the Custodial Receipts Agreement, Guarantor has pledged, assigned and granted Fannie Mae a security interest in all of its right, title and interest in the Custodial Receipts Bond Issues and certain other collateral pursuant to the Custodial Receipts Bond Pledge Agreement, as additional security for the Obligations, and that by virtue of such Custodial Receipts Bond Pledge Agreement, Fannie Mae shall, as and to the extent provided in such Custodial Receipts Bond Pledge Agreements, be entitled to exercise certain rights and receive certain benefits, more particularly set forth therein;

                 (iii) in accordance with and subject to the terms of the Assumption and Direction Agreement, (A) Fannie Mae's consent shall be required prior to any Borrower or Guarantor giving any directions to Crestar Bank with respect to the Custodial Receipts Bond Issues, (B) upon an Event of Default, Fannie Mae shall have the sole right to direct Crestar Bank and (C) the Borrowers and Guarantor shall cooperate in all respects with Fannie Mae in the giving of such notice and direction; and

                 (iv) Fannie Mae has delegated or may delegate certain matters and functions related to or arising under the Custodial Receipts Documents to Servicer, as an independent contractor, pursuant to the Servicing Agreement.

7                CERTAIN COVENANTS WITH RESPECT TO SALEM STATION PROJECT.

                 The Borrowers agree and covenant with Fannie Mae that, at all times during the term of this Agreement:

                 (a) COMPLIANCE WITH SALEM STATION RESTRICTIVE COVENANTS AGREEMENT.

The Borrowers shall comply in all material respects with all provisions of the Salem Station Restrictive Covenants Agreement, including, all applicable reporting requirements, and all rental limitations and restrictions.

                 (b) TERMINATION OF SALEM STATION RESTRICTIVE COVENANTS AGREEMENT. Notwithstanding anything herein to the contrary, on or before April 1, 2002, the Borrowers shall use commercially reasonable efforts to cause the Salem Station Restrictive Covenants Agreement to be fully satisfied and discharged of record by obtaining appropriate release documentation from each party-in-interest to the Salem Station Restrictive Covenants Agreement and causing such release documentation to be recorded in the land records of Spotsylvania County, Virginia. Satisfaction of the requirements of this section 2.7(b) shall be evidenced by the Borrowers' delivery to Fannie Mae of an endorsement to Fannie Mae's title insurance policy with respect to the Salem Station Project, in form and substance acceptable to Fannie Mae, confirming that the Salem Station Restrictive Covenants Agreement is no longer an exception to the title insurance provided thereunder or evidence satisfactory to Fannie Mae that the Borrowers have used commercially reasonable efforts to cause the satisfaction and release of such Salem Station Restrictive Covenants Agreement.

8                CERTAIN COVENANTS WITH RESPECT TO AVALON POINTE PROJECT.

                 The Borrowers agree and covenant with Fannie Mae that, at all times during the term of this Agreement:

                 (a) COMPLIANCE WITH AVALON POINTE RESTRICTIVE COVENANTS AGREEMENT. The Borrowers shall comply in all material respects with all provisions of the Avalon Pointe Restrictive Covenants Agreement, including, all applicable reporting requirements, and all rental limitations and restrictions.

                 (b) TERMINATION OF AVALON POINTE RESTRICTIVE COVENANTS AGREEMENT. Notwithstanding anything herein to the contrary, the Borrowers shall use commercially reasonable efforts to cause the Avalon Pointe Restrictive Covenants Agreement to be fully satisfied and discharged of record as soon as reasonably possible by obtaining appropriate release documentation from each party-in-interest to the Avalon Pointe Restrictive Covenants Agreement and causing such release documentation to be recorded in the land records of Stafford County, Virginia. Satisfaction of the requirements of this section 2.8(b) shall be evidenced by the Borrowers' delivery to Fannie Mae of an endorsement to Fannie Mae's title insurance policy with respect to the Avalon Pointe Project, in form and substance acceptable to Fannie Mae, confirming that the Avalon Pointe Restrictive Covenants Agreement is no longer an exception to the title insurance provided thereunder or evidence satisfactory to Fannie Mae that the Borrowers have used commercially reasonable efforts to cause the satisfaction and release of such Avalon Pointe Restrictive Covenants Agreement.






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
III.

                 FINANCIAL COVENANTS; INTEREST RATE PROTECTION;
                             CASH MANAGEMENT SYSTEM

1                BORROWERS' FINANCIAL COVENANTS.

                 (a) FINANCIAL COVENANTS WITH RESPECT TO UNHEDGED BONDS. With respect to each issue of Unhedged Bonds, the Borrowers shall not be required to comply with the interest rate protection provisions set forth in section 3.2 of this Agreement if Fannie Mae determines, in its discretion, that as of each Determination Date all of the following conditions are satisfied (the "HEDGE TESTS"):

                 (i) no Event of Default or Potential Event of Default exists as of such Determination Date;

                 (ii) the Aggregate Loan to Value Ratio as of such Determination Date shall be equal to or less than the Maximum LTV Percentage;

                 (iii) the Aggregate Debt Service Coverage Ratio on a combined basis for the twelve (12) month period ending within sixty
         (60) days of the date this test is applied shall equal or exceed the Minimum DSC Ratio.

The Borrowers shall deliver to Servicer all information necessary to calculate the Hedge Tests at least sixty (60) days prior to each Determination Date. If Fannie Mae determines that any of the Hedge Tests set forth in clauses (i) through (iii) above are not satisfied as of any Determination Date (a "HEDGE TEST FAILURE"), the Borrowers shall be required, within ten (10) Business Days of Borrowers' receipt of notice (a "HEDGE TEST NOTICE") from Fannie Mae or Servicer specifying the Hedge Test Failure, to obtain a Hedge satisfying all of the requirements of section 3.2 of this Agreement for each of the Mortgage Loans with respect to Unhedged Bonds; provided, however, that if such Hedge Test Failure consists of a failure to satisfy either the loan to value test set forth in clause (ii) above and/or the debt service coverage test set forth in clause (iii) above, the Borrowers may cure such Hedge Test Failure by providing Fannie Mae with Shortfall Cash Collateral in an amount at least equal to the amount by which the Bonds would have to be theoretically reduced in order for the Borrowers to satisfy such Hedge Tests. Such Shortfall Cash Collateral shall be released by Fannie Mae if and to the extent that Fannie Mae determines on any subsequent annual Determination Date that the Hedge Tests are satisfied without including such Shortfall Cash Collateral. If Fannie Mae or the Servicer is not able to or does not perform the Hedge Tests on any Determination Date because the Borrowers have failed to provide the necessary information at least sixty (60) days prior to such Determination Date, then a Hedge Test Failure shall be deemed to have occurred and the Borrowers shall be required, within ten (10) Business Days of their receipt of a Hedge Test Notice from Fannie Mae or

Servicer, to obtain a Hedge satisfying all of the requirements of section 3.2 of this Agreement for each of the Mortgage Loans with respect to Unhedged Bonds.

                 (b) FINANCIAL COVENANTS WITH RESPECT TO CASH MANAGEMENT SYSTEM. Prior to the occurrence of a Cash Management Triggering Event or a Lock-Box Triggering Event, the Borrowers may collect the Gross Cash Flow from all of the Properties directly from tenants and other Persons obligated to pay such Gross Cash Flow. A "CASH MANAGEMENT TRIGGERING EVENT" shall have occurred if, as of any Determination Date, the Aggregate Debt Service Coverage Ratio (as determined by Fannie Mae on a combined basis for the twelve (12) month period ending within sixty (60) days of the date this test is applied), including any Shortfall Cash Collateral or Alternative DSC Shortfall Collateral previously pledged by the Borrowers in accordance with section 3.1(c), falls below 1.45:1 (the "CASH MANAGEMENT TEST"). A "LOCK-BOX TRIGGERING EVENT" shall have occurred if, as of any Determination Date, the Aggregate Debt Service Coverage Ratio (as determined by Fannie Mae on a combined basis for the twelve (12) month period ending within sixty (60) days of the date this test is applied), including any Shortfall Cash Collateral or Alternative DSC Shortfall Collateral previously pledged by the Borrowers in accordance with section 3.1(c), falls below 1.25:1 (the "LOCK-BOX TEST"). Upon the occurrence of:

                 (i) a Cash Management Triggering Event, and at all times thereafter but subject to section 3.1(c) below, the Borrowers shall cause the Gross Cash Flow from all of the Properties to be deposited into the Cash Management Account in accordance with the terms of the Cash Management Agreement, which shall be entered into between the Borrowers and Fannie Mae within ten (10) Business Days of Borrowers' receipt of notice (a "CASH MANAGEMENT NOTICE") from Fannie Mae or Servicer specifying that a Cash Management Triggering Event has occurred. The Borrowers acknowledge and agree that the Cash Management Agreement imposes certain requirements and restrictions upon Borrowers' rights, duties and obligations with respect to the Gross Cash Flow of the Properties, including provisions requiring: (A) the Cash Management Account to be established by the Borrowers in Fannie Mae's name and under Fannie Mae's sole dominion and control;
         (B) the Borrowers to grant Fannie Mae a perfected, first priority security interest in and to the Cash Management Account and all of the Cash Management System Collateral as security for Borrowers' payment and performance of the Obligations; (C) that so long as no Event of Default has occurred, Fannie Mae shall cause the Gross Cash Flow to be withdrawn from the Cash Management Account on a daily basis and transferred to an account established and controlled by Borrowers; and
         (D) that upon the occurrence of an Event of Default, Fannie Mae shall have the right to cancel all future transfers from the Cash Management Account and to apply all funds deposited into the Cash Management Account in payment of the outstanding Obligations of Borrowers; and

                 (ii) a Lock-Box Triggering Event and at all times thereafter, the Borrowers shall cause all tenants of all of the Properties to make rent payments directly to the financial institution or institutions at which the Cash Management Account is located and otherwise cause the Gross Cash Flow from all of the Properties to be deposited directly into the Cash Management Account in accordance with the terms of the Cash Management Agreement, which shall be entered into between the Borrowers and Fannie Mae within five
         (5) Business Days of Borrowers' receipt of notice (a "LOCK-BOX NOTICE") from Fannie Mae or Servicer specifying that a Lock-Box Triggering Event has occurred. Upon and at all times following a Lock-Box Triggering Event, distributions from the Cash Management Account shall be made only after the payment of debt service and such other amounts as specified in the Cash Management Agreement.

The Borrowers shall deliver to Servicer all information necessary to calculate the Cash Management Test and the Lock-Box Test at least sixty (60) days prior to each Determination Date. If Fannie Mae or the Servicer is not able to or does not perform the Cash Management Test or the Lock-Box Test on any Determination Date because the Borrowers have failed to provide the necessary information at least sixty (60) days prior to such Determination Date, then a Lock-Box Triggering Event shall be deemed to have occurred and the Borrowers shall be required to cause all tenants of all of the Properties to make rent payments directly to the financial institution or institutions at which the Cash Management Account is located and otherwise cause the Gross Cash Flow from all of the Properties to be deposited directly into the Cash Management Account in accordance with the terms of the Cash Management Agreement, which shall be entered into between the Borrowers and Fannie Mae within five (5) Business Days of Borrowers' receipt of a Lock-Box Notice from Fannie Mae or Servicer. In addition, within thirty (30) days following the occurrence of a Cash Management Triggering Event or a Lock-Box Triggering Event and in either case, execution and delivery of the Cash Management Agreement, the Borrowers shall deliver or cause to be delivered to Fannie Mae, one or more opinions, in form and substance and delivered by counsel satisfactory to Fannie Mae in its discretion, confirming that upon (A) creation of the Cash Management Account,
(B) delivery and acknowledgement of the "RESTRICTED ACCOUNT LETTER" (as defined in the Cash Management Agreement) by the depository with respect to such Cash Management Account, and (C) filing of the financing statements in accordance with the requirements of the Cash Management Agreement, Fannie Mae shall have a valid and perfected security interest in the Cash Management Account under the laws of the state in which such Cash Management Account is located.

                 (c) BORROWERS' RIGHT TO POST ADDITIONAL COLLATERAL. Upon their receipt of a Cash Management Notice, the Borrowers shall be entitled to post additional collateral in the form of either (i) Shortfall Cash Collateral in an amount at least equal to the difference between (x) the Net Operating Income of all Properties as determined by Fannie Mae on the Determination Date and (y) the actual amount of Net Operating Income required to satisfy the Cash Management Test (such difference, the "CASH MANAGEMENT TEST SHORTFALL") or (ii) an Additional Mortgaged Property ("ALTERNATIVE DSC SHORTFALL COLLATERAL") pledged as collateral for the Fannie Mae Credit Facility in accordance with section 5.4, provided, that such Alternative DSC Shortfall Collateral is acceptable to Fannie Mae in its discretion and has annual Net Operating Income, as determined by Fannie Mae in its discretion, that is at least equal to the Cash Management Test Shortfall. Such Shortfall Cash Collateral or Alternative DSC Shortfall Collateral shall be released by Fannie Mae if and to the extent that Fannie Mae determines on any subsequent annual Determination Date that the Cash Management Test is satisfied without including such Shortfall Cash Collateral or Alternative DSC Shortfall Collateral.

                 (d) CASH MANAGEMENT SYSTEM TAKE-OUT. The Borrowers and Fannie Mae acknowledge and agree that following the occurrence of (i) a Lock-Box Triggering Event or a Cash Management Triggering Event and (ii) implementation of the cash management system as contemplated under the Cash Management Agreement, Fannie Mae will agree to discontinue such cash management system and terminate the Cash Management Agreement if Fannie Mae determines in its discretion that as of any subsequent Determination Date (A) no Event of Default or Potential Event of Default has occurred and is continuing and (B) the Aggregate Debt Service Coverage Ratio (as determined by Fannie Mae on a combined basis for the thirty-six (36) month period ending within sixty (60) days of the date this test is applied), including any Shortfall Cash Collateral or Alternative DSC Shortfall Collateral previously pledged by the Borrowers in accordance with section 3.1(c), was equal to or in excess of 1.45:1.

                 (e) COSTS AND EXPENSES OF FINANCIAL TESTS. In each instance, the Borrowers shall pay all of Fannie Mae's and Servicer's costs and expenses (including reasonable legal fees and expenses, but excluding the internal overhead expenses of Fannie Mae and Servicer, such as salaries and other compensation of employees) incurred by Fannie Mae or Servicer in determining whether the Hedge Test, the Cash Management Test or the Lock-Box Test have been satisfied.

2                INTEREST RATE PROTECTION.

                 Subject to the limitations in section 3.1(a) applicable to the Unhedged Bonds, the terms, conditions and provisions of this section 3.2 shall apply to each issue of Related Bonds in a Floating Rate Bond Transaction.

                 (a) INTEREST RATE MODES. To protect against fluctuations in interest rates no Related Bonds shall initially bear interest at or be converted to: (i) the Fixed Rate unless the Fixed Rate applicable to such Related Bonds is equal to or less than the Hedge Rate; (ii) the Reset Rate unless (A) the Reset Rate applicable to such Related Bonds is equal to or less than the Hedge Rate, and (B) the Reset Period with respect to such Related Bonds is equal to or in excess of the Required Hedge Term, or such Reset Period is less than the Required Hedge Term and the Borrowers shall obtain and maintain at all times during such Reset Period a "forward" Swap or Cap in accordance with section 3.2(c); or (iii) the Variable Rate unless the Borrowers shall obtain, and maintain at all times during which the Related Bonds bear interest at such Variable Rate, a Hedge in accordance with this section 3.2.






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
                 (b) VARIABLE RATE HEDGE REQUIREMENTS. If an issue of Related Bonds is issued bearing interest at the Variable Rate, a Hedge must be in place on the Bond Transaction Closing Date with respect to such issue for a period of time equal to or in excess of the Required Hedge Term. Effective not later than the last day of any Hedge Period, or the last day of any other period that the Variable Rate and a Hedge are in effect, or the last day of any Reset Period where the Related Bonds will subsequently bear interest at the Variable Rate, the Borrowers shall either (i) secure a new Hedge for a period of time equal to or in excess of the Required Hedge Term, (ii) adjust the Related Bonds to a Reset Rate equal to or less than the Hedge Rate for a period equal to or greater than the Subsequent Hedge Period, or (iii) convert the Related Bonds to a Fixed Rate equal to or less than the Hedge Rate. Any adjustment or conversion under the preceding clauses (ii) or (iii) shall be in accordance with the Related Bond Documents and the related Bond Property Loan Documents.

                 (c) RESET RATE HEDGE REQUIREMENTS. Notwithstanding anything herein to the contrary, any Reset Period may be for a period less than the Required Hedge Term if, prior to the commencement of such Reset Period, the Borrowers shall obtain a "forward" Swap or Cap that: (i) has an initial "calculation period" that begins on the date that such Reset Period ends, and that ends on the date that is the last day of the Required Hedge Term; (ii) if a "forward" Cap, has been fully paid for by Borrowers, and if a "forward" Swap, is not subject to any unpaid fees or expenses; and (ii) otherwise complies with the requirements of this section 3.2.

                 (d)      GENERAL HEDGE TERMS AND CONDITIONS.   Each Hedge
shall be (i) obtained on terms and conditions approved by Fannie Mae in its discretion, (ii) evidenced and governed by Hedge Documents in form and substance acceptable to Fannie Mae in its discretion and (iii) with a counterparty acceptable to Fannie Mae in its discretion (a "COUNTERPARTY"). Except as provided in section 3.2(e), if any Hedge required under this Agreement constitutes a Swap, such Swap shall provide for a fixed rate of interest equal to or less than the Hedge Rate, and if any Hedge required under this Agreement constitutes a Cap, such Cap shall require the Counterparty with respect thereto to make interest payments equal to the amount by which the notional interest rate payable under the terms of the Hedge Documents with respect to such Cap exceeds the Hedge Rate.

                 (e)      SPECIAL HEDGE TERMS AND CONDITIONS.   If the
Borrowers are unable to obtain a Hedge with a fixed rate of interest (with respect to a Swap) or a notional interest rate (with respect to a Cap) that is equal to or less than the Hedge Rate, the Borrowers may obtain a Hedge (a "SHORTFALL HEDGE") at an interest rate in excess of the Hedge Rate if the Borrowers provide Fannie Mae with Shortfall Cash Collateral in an amount at least equal to the aggregate amount of all interest that would accrue on the initial notional principal amount of such Shortfall Hedge at an assumed interest rate equal to the difference between the interest rate with respect to such Shortfall Hedge and the Hedge Rate for the full term of such Shortfall Hedge. Such Shortfall Cash Collateral shall be released by Fannie Mae upon the expiration of the Hedge Period with respect to the Shortfall Hedge, provided, however, that if the Related Bonds will bear interest at the Variable Rate or in a Reset Period of less than the Required Hedge Term,






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
prior to any release of such Shortfall Cash Collateral, the Borrowers shall have obtained a new Hedge with respect to such Related Bonds satisfying the requirements of this section 3.2.

                 (f) HEDGE PAYMENT TERMS. Under each Swap arrangement, the Counterparty shall pay a rate based on the PSA Municipal Swap Index (as defined below) and the Borrowers shall pay a fixed rate to the Counterparty, in each case based on the notional amount of the Swap. If the PSA Municipal Swap Index is not published on any reset date under the Swap, the Counterparty must determine an appropriate index as a substitute for the PSA Municipal Swap Index on each such reset date. The index so determined shall equal the prevailing rate determined by the Counterparty for bonds that are rated in the highest short-term rating category by the Rating Agencies in respect of issuers of not less than five (5) "high grade" component issuers selected by the Counterparty which shall include, without limitation, issuers of general obligation bonds, and that are subject to tender by holders thereof for purchase on not more than seven (7) days notice and the interest on which is (i) variable, determined on a weekly basis, (ii) excludable from gross income for federal income tax purposes, and (iii) not subject to a "minimum tax" or similar tax. The PSA Municipal Swap index rate is the rate determined on the basis of an index based upon the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established by the Public Securities Association.

                 (g) SECURITY INTEREST IN HEDGE PAYMENTS. Fannie Mae shall be granted an enforceable, perfected, first priority lien on and security interest in each Hedge, payments due under the Hedge (including scheduled and termination payments) and each Custodial Account (as defined below) in order to secure Borrowers' obligations to Fannie Mae under this Agreement pursuant to a Hedge Security Agreement to be delivered by the Borrowers to Fannie Mae no later than the commencement date of each Hedge Period with respect to each Hedge required to be obtained under the terms of this Agreement. Pursuant to the terms of the Hedge Security Agreement with respect to each Hedge, the Counterparty with respect to such Hedge shall make all payments under such Hedge (including any Termination Payments due from such Counterparty upon termination of such Hedge) directly to a custodial account (the "CUSTODIAL ACCOUNT") designated by Fannie Mae pursuant to such Hedge Security Agreement. As provided in the applicable Hedge Security Agreement, each Custodial Account with respect to a Swap shall be established in Fannie Mae's name and each Custodial Account with respect to a Cap shall be established in the name of the Related Trustee.


                 (h) CHANGE IN HEDGE. The Borrowers may change the type of Hedge (i.e., from a Swap to a Cap or from a Cap to a Swap) which is in place at any time with respect to the applicable Related Bonds so long as the replacement Hedge and the new Counterparty complies with the terms of this Agreement, including any consent or approval rights.


                 (i) TERMINATION. The Borrowers shall not terminate any existing Hedge unless (i) either (x) the Borrowers shall have obtained Fannie Mae's prior written consent to such termination, or (y) no Event of Default or Potential Event of Default then exists and after such






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
termination the Borrowers will be in compliance with the requirements under this Agreement relating to Hedges, and (ii) the Borrowers shall have paid all "breakage" and termination fees (collectively, "TERMINATION PAYMENTS") due under the applicable Hedge Documents.

                 (j) PERFORMANCE UNDER HEDGE DOCUMENTS. The Borrowers agree to comply fully with, and to pay and otherwise perform when due, its obligations under all applicable Hedge Documents and all other agreements evidencing, governing and/or securing any Hedge arrangement contemplated under this section 3.2; provided, however, that the Borrowers shall not exercise without Fannie Mae's prior written consent, and shall exercise at Fannie Mae's direction, any rights or remedies under any Hedge Documents, including, if any event of default then exists under the applicable Hedge Documents, the right of termination. Notwithstanding anything herein to the contrary, Fannie Mae shall not have any liability, responsibility, obligation or accountability for the performance, payment or remittance of any of Borrowers' obligations or a Counterparty's obligations under any Hedge or Hedge Document.

                 (k) FANNIE MAE RIGHT TO CONVERT TO RESET RATE, FIXED RATE. The Borrowers shall with respect to each issue of Related Bonds, at least seventy (70) days prior to the expiration date of each Hedge Period, give notice, and provide evidence satisfactory, to Fannie Mae that the Borrowers will either (i) secure a new Hedge with respect to such Related Bonds, or (ii) adjust such Related Bonds to a Reset Rate for a period not shorter than five
(5) years, or (iii) convert such Related Bonds to the Fixed Rate, in each case in accordance with this section 3.2. If Fannie Mae determines in its discretion upon receipt of Borrowers' notice required pursuant to the preceding sentence that additional evidence substantiating Borrowers' election is necessary, Fannie Mae shall request such additional evidence within ten (10) Business Days of its receipt of Borrowers' notice and the Borrowers shall provide such additional evidence within five (5) Business Days of its receipt of such request. If the Borrowers fail to timely provide the foregoing notice and/or satisfactory evidence, Fannie Mae is hereby granted the right to direct on behalf of the Borrowers (and the Borrowers hereby appoint Fannie Mae as Borrowers' attorney-in-fact, with full authority in the place and stead of the Borrowers, to make such direction, which power-of-attorney shall be irrevocable and deemed coupled with an interest) that the interest rate on such Related Bonds be (x) adjusted to a Reset Rate pursuant to the Related Indenture, (y) converted to a Fixed Rate pursuant to the Related Indenture, or (z) adjusted to, or remain at, the Weekly Variable Rate pursuant to the Related Indenture, without a Hedge being in place (without waiving any right to declare an Event of Default under this Agreement because of Borrowers' failure to comply with the requirements of this section 3.2). Fannie Mae shall have the right at any time to revoke any prior direction it may give in connection with any proposed adjustment or conversion of the interest rate on any issue of Related Bonds as contemplated above in this section 3.2 without waiving any of its rights under this Agreement. A copy of any such direction or revocation of a direction shall be given to the Borrowers promptly after it is issued. Fannie Mae shall have the further right, in its discretion, to take no action upon Borrowers' failure to provide timely notice and/or evidence as required by this section
3.2 or otherwise to comply with this section 3.2, without waiving any of its rights under this Agreement.






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
IV.

               FANNIE MAE REIMBURSEMENT; FEES; INDEMNIFICATION

1                REIMBURSEMENT OBLIGATIONS UNDER FANNIE MAE CREDIT ENHANCEMENT
INSTRUMENTS; POTENTIAL EVENT OF DEFAULT.

                 (a) REIMBURSEMENT OBLIGATIONS UNDER FANNIE MAE CREDIT ENHANCEMENT INSTRUMENTS. The Borrowers unconditionally promise and agree that:

                          (i) Advances other than for Purchased Bonds. By 2:00 p.m. Washington, D.C. time on each date on which Fannie Mae shall have provided an Advance (other than an Advance with respect to Related Purchased Bonds), the Borrowers shall, without notice or demand, pay Servicer for remittance to Fannie Mae, an amount equal to the amount of such Advance;

                          (ii) Withdrawals other than for Purchased Bonds. After first paying all amounts payable pursuant to subsection (i) above, by 2:00 p.m., Washington, D.C. time on each date on which the Related Trustee with respect to any Related Bonds shall have made a Withdrawal (other than a Withdrawal with respect to Related Purchased Bonds), the Borrowers shall, without notice or demand, pay Servicer, for remittance to such Related Trustee for deposit into the Principal Reserve Fund with respect to such Related Bonds, an amount equal to the amount of such Withdrawal;

                          (iii) Advances With Respect to Related Purchased Bonds. In reimbursement for an Advance with respect to Related Purchased Bonds, by 2:00 p.m. Washington, D.C. time on (A) the effective date of any Alternate Credit Facility or (B) the first to occur of the date (1) on which the Related Purchased Bonds purchased with such Advance are (x) remarketed by the Remarketing Agent with respect to such Related Bonds and the proceeds of the remarketing are delivered to the Related Trustee or the Tender Agent or (y) redeemed or otherwise paid in full and cancelled or (2) on which the Related Fannie Mae Collateral Agreement either terminates in full or terminates as a liquidity facility for the Related Bonds or (3) which is ninety (90) days following such Advance, the Borrowers shall, without notice or demand, pay Servicer for remittance to Fannie Mae, an amount equal to the amount of such Advance;

                          (iv) Withdrawals With Respect to Related Purchased Bonds. In reimbursement for a Withdrawal with respect to Related Purchased Bonds, by 2:00 p.m. Washington, D.C. time on (A) the effective date of any Alternate Credit Facility or (B) the first to occur of the date (1) on which the Related Purchased Bonds purchased with such Withdrawal are (x) remarketed by the Remarketing Agent with respect to such Related Bonds and the proceeds of the remarketing are delivered to the Related Trustee






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
         or the Tender Agent or (y) redeemed or otherwise paid in full and cancelled or (2) on which the Related Fannie Mae Collateral Agreement either terminates in full or terminates as a liquidity facility for the Related Bonds or (3) which is ninety (90) days following such Withdrawal, the Borrowers shall, without notice or demand, pay Servicer, for remittance to the Related Trustee for deposit into the Principal Reserve Fund with respect to the Related Bonds, an amount equal to the amount of such Withdrawal; and

                          (v) Activity Fee. The Borrowers shall, without notice or demand, pay Servicer for remittance to Fannie Mae the Activity Fee, pursuant to section 4.4(b) hereof, with respect to the amount of all Advances and Withdrawals until such amounts have been fully and completely paid, provided, however, with respect to Advances made to purchase Related Purchased Bonds, the Activity Fee shall be due and payable on the first Business Day of each month and on the date such Advance is reimbursed in full.

                 (b) CREDITS RELATING TO REMARKETING PROCEEDS AND THE CANCELLATION OF PURCHASED BONDS. Borrowers' obligation to reimburse Fannie Mae for amounts described in clauses (iii), (iv) and (v) of section 4.1(a) to the extent Advances relate to Related Purchased Bonds shall be reduced as and to the extent that remarketing proceeds become available and are applied to such reimbursement and/or replenishment. In addition, the obligation to replenish a Withdrawal which was used to purchase Related Purchased Bonds shall be satisfied upon the date such Related Purchased Bonds are cancelled.

                 (c) FUNDS DEEMED ADVANCED UNDER RELATED FANNIE MAE CREDIT ENHANCEMENT INSTRUMENT. The Borrowers and Fannie Mae acknowledge and agree that any reference in this Agreement to payments made under any Related Fannie Mae Credit Enhancement Instrument or to the provision by Fannie Mae of funds under any Related Fannie Mae Credit Enhancement Instrument (or words of similar import) shall, for all purposes under this Agreement, including Borrowers' obligation to reimburse Fannie Mae and to pay the Activity Fee, be construed to refer, in addition, to any and all funds that, pursuant to any written agreement between the Servicer and Fannie Mae, are advanced by the Servicer or which otherwise would have been required to be advanced by Fannie Mae under any Related Fannie Mae Credit Enhancement Instrument but for the advance of the Servicer. No agreement between the Servicer and Fannie Mae pursuant to which the Servicer may advance funds on behalf of Fannie Mae shall be construed to create a guaranty or other surety obligation by the Servicer with respect to the Obligations.

2                COSTS, FEES AND EXPENSES.

                 In addition to Borrowers' obligations set forth in section 4.1 and in the other Transaction Documents, the Borrowers hereby agree absolutely and unconditionally to pay, or cause to be paid, to Fannie Mae or Servicer, as the case may be, the following:






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
                 (a) any and all reasonable fees, costs, charges and expenses (including the reasonable fees and expenses of attorneys, accountants and other experts) which Fannie Mae or Servicer may pay or incur in connection with any payment under any Related Fannie Mae Credit Enhancement Instrument, including payments of any fees and charges in connection with any accounts established to facilitate payments under any Related Fannie Mae Credit Enhancement Instrument, or the performance of Fannie Mae's obligations under any Related Fannie Mae Credit Enhancement Instrument;

                 (b) any and all reasonable fees, costs, charges and expenses (including the reasonable fees and expenses of attorneys, accountants and other experts) which Fannie Mae may pay or incur in connection with the approval and documentation of any Hedge arrangement required under the terms of this Agreement;

                 (c) any and all reasonable fees, costs, charges and expenses (including the reasonable fees and expenses of attorneys, accountants and other experts) which Fannie Mae may pay or incur following and in connection with a Cash Management Triggering Event or a Lock-Box Triggering Event, including those paid or incurred in the preparation, execution, delivery or approval of the Cash Management Account, any Cash Management Notice, any Lock-Box Notice or the grant or perfection of Fannie Mae's security interest in and to any Shortfall Collateral or Alternative DSC Shortfall Collateral;

                 (d) the amount of any fees, costs, or charges or expenses (including the reasonable fees and expenses of attorneys, accountants and other experts) incurred by Fannie Mae or Servicer in connection with the administration or enforcement of, or preservation of rights or remedies under, this Agreement or any of the other Transaction Documents or in connection with the foreclosure upon, sale of or other disposition of any security granted pursuant to the Transaction Documents;

                 (e) any and all reasonable fees, costs, charges and expenses (including the reasonable fees and expenses of attorneys, accountants and other experts) incurred by Fannie Mae or Servicer in connection with the disbursement or application of insurance or condemnation awards, proceeds, payments or damages to the costs of restoration and repair of any Property;

                 (f) any payments or advances made by Fannie Mae or Servicer on behalf of the Borrowers pursuant to any of the Transaction Documents;

                 (g) all reasonable expenses incurred in connection with or related to the execution and delivery of the Related Fannie Mae Credit Enhancement Instruments, the sale of the Bonds or the Obligations and the preparation and review of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including fees payable to any agencies rating the Bonds or the Obligations from which ratings were requested and received, any tax or governmental charge imposed in connection with






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
the execution and delivery of the Related Fannie Mae Credit Enhancement Instruments and the reasonable fees and disbursements of Fannie Mae's and Servicer's counsel and accountants, including fees and expenses relating to any
(i) amendments, consents or waivers to this Agreement or any of the other Transaction Documents (whether or not any such amendments, consents or waivers are entered into), (ii) requests to evaluate any substitute or additional collateral, (iii) proposed Hedge arrangement, (iv) proposed or actual change in the mode of interest borne by the Bonds, or (v) proposed or actual release or substitution of a Property; and

                 (h) all documentary stamp, recording, transfer, mortgage, intangible or filing or other taxes or fees (excluding taxes measured by gross or net income, excise, franchise or gross receipts taxes) and any and all liabilities with respect to, or resulting therefrom which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of or filing of record, recordation, release or discharge of, this Agreement, the Mortgages, or any other Transaction Document; and

                 (i) interest on any and all amounts referred to in paragraphs (a) through (g) of this section 4.2 from the date when due under this Agreement until payment of all such amounts in full, payable at the Activity Rate, in immediately available funds.

All amounts to be paid pursuant to clauses (a) through (i) of this section 4.2 shall be payable separate and apart from principal, interest and other amounts due under the Mortgage Loans and under the Related Custodial Receipts and shall be due and payable within thirty (30) days of Borrowers' receipt of written demand therefor.

3                PAYMENT OF CERTAIN OTHER FEES AND EXPENSES.

                 (a) BOND FEES. In addition to the foregoing, the Borrowers shall pay, or cause to be paid, when due the Bond Fees applicable with respect to each issue of Related Securities. Such Bond Fees shall be paid by the Borrowers in accordance with the terms of the Related Bond Documents and the Related Custodial Receipts Documents, as the case may be.

                 (b) FANNIE MAE ADVANCES. Fannie Mae shall have the right but not the obligation to pay any fee or expense due and owing by the Borrowers pursuant to sections 4.2 and 4.3 or any Related Financing Agreement on behalf of the Borrowers if the Borrowers fail to pay such fee or expense when due. If Fannie Mae pays any such fee or expense and the Borrowers receive written notice of such payment, the Borrowers shall pay such amount and the Activity Fee relating to such amount to Fannie Mae in the same manner as any Advance.

                 (c) PREPAYMENT PREMIUM. The Borrowers agree to pay the Prepayment Premium pursuant to each Related Mortgage Note and each Custodial Receipts Mortgage Note (i) whether prepayment of such Related Mortgage Note or Custodial Receipts Mortgage Note is






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
voluntary or involuntary (in connection with acceleration of the unpaid principal balance of such Related Mortgage Note or Custodial Receipts Mortgage Note; provided, however, that no Prepayment Premium shall be payable upon a prepayment in connection with a mandatory application of Insurance Proceeds or Condemnation Proceeds) or the Related Mortgage is satisfied or released by foreclosure (whether by power of sale or judicial proceeding) or in lieu of foreclosure or by any other means and (ii) in the event that an Alternate Credit Facility is provided to the Related Trustee in substitution for the Related Fannie Mae Credit Enhancement Instrument.

4                FACILITY AND ACTIVITY FEES.

                 In addition to any other fees and amounts payable to Fannie Mae under this Agreement or the other Transaction Documents, the following fees shall be payable by the Borrowers to Fannie Mae with respect to the Related Fannie Mae Collateral Agreements, the Mortgage Documents and the Bonds:

                 (a) FACILITY FEE. The Borrowers shall, in consideration of Fannie Mae's entering into the Related Fannie Mae Credit Enhancement Instruments and so long as any Related Fannie Mae Credit Enhancement Instrument shall remain in effect, be responsible for paying to Servicer, for remittance to Fannie Mae, a facility fee (the "FACILITY FEE"). The Facility Fee shall be calculated with respect to each issue of Related Securities is set forth on the Schedule of Facility Fee Information attached hereto as Exhibit C. With respect to each Fixed Rate Bond Transaction, the Facility Fee shall be included in the actual fixed rate of interest set forth in and payable under the Related Mortgage Note. With respect to each Floating Rate Bond Transaction and each Custodial Receipts Transaction the Facility Fee shall be payable monthly, on the first day of each month (x) with respect to each Floating Rate Bond Transaction, as part of the Mortgage Note Rate under the Related Mortgage Note and (y) with respect to each Custodial Receipts Transaction, directly to Servicer on behalf of Fannie Mae as one the Obligations of the Borrowers under this Agreement. With respect to each Floating Rate Bond Transaction, the Facility Fee shall be calculated as of the last day of each month based on the amount then on deposit in the Principal Reserve Fund and the Allocated Release Price, if any, as of such date with respect to the Related Bond. The initial payment for the month in which the applicable Related Securities are issued shall be a prorated amount if the applicable Related Securities are issued on other than the first day of a month, such proration to be determined by multiplying the fee otherwise payable for the entire month by a fraction, the numerator of which is the number of days in such month from and including the date on which the applicable Related Securities are issued to and including the last day of the month and the denominator of which is the number of days in such month.

                 (b) ACTIVITY FEE. In addition to the Facility Fee, the Borrowers shall, in consideration of Fannie Mae providing the Related Fannie Mae Credit Enhancement Instruments, pay to Servicer, for the account of and remittance to Fannie Mae, an activity fee (the "ACTIVITY FEE") with respect to each Advance and each Withdrawal. The Activity Fee shall, with respect






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
to each Advance and each Withdrawal, be an amount equal to the amount of such Advance or such Withdrawal, as the case may be, multiplied by the Activity Rate, and further multiplied by a fraction, the numerator of which is the number of days that such Advance or such Withdrawal is outstanding (i.e., until Fannie Mae is reimbursed) and the denominator of which is 365 days or 366 days, as applicable. The Activity Fee shall be payable so long as the Advance or Withdrawal remains unreimbursed, in whole or in part, to Fannie Mae. The Activity Fee shall not be due to Fannie Mae if Fannie Mae is reimbursed for all funds provided under the Related Fannie Mae Credit Enhancement Instruments by 2:00 p.m., Washington, D.C. time, on the date on which Fannie Mae shall have provided such funds. Any reimbursement payment received after 2:00 p.m., Washington, D.C. time, shall be treated as if it were paid at 9:00 a.m., Washington, D.C. time, on the next Business Day. The Activity Fee shall be payable initially on the first (1st) day of each month following any Advance or Withdrawal and shall be payable on the first (1st) day of each successive month for so long as such Advance or Withdrawal shall remain outstanding. The Activity Fee shall be otherwise due and payable as provided in this Agreement. Upon receipt by Servicer, the Activity Fee shall be remitted immediately to Fannie Mae.






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
5                INDEMNIFICATION.

                 (a) INDEMNIFICATION. The Borrowers hereby release Fannie Mae, Servicer and their respective officers, directors, members, shareholders, officials, agents, independent contractors and employees and each of them and each Person, if any, who controls Fannie Mae or Servicer within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended (each an "INDEMNIFIED PARTY"), from, and covenant and agree to indemnify, hold harmless and defend each such indemnified party from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs, charges or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and costs of investigation) and obligations whatsoever (herein collectively referred to as "LIABILITIES") of any nature arising out of, relating to or in connection with: (i) the transactions provided for in this Agreement or the other Transaction Documents or otherwise in connection with any Property, the Bonds, the Mortgage Loans, the Custodial Receipts Bond Issues, the Custodial Receipts, the Custodial Receipts Transactions or the execution or amendment of any document relating thereto; (ii) the approval of the refinancing of the Bond Properties or the making of the Mortgage Loans;
(iii) any act or omission of any of the Borrowers or any of their Affiliates, agents, servants, employees or licensees, in connection with the Properties, the Mortgage Loans, the Custodial Receipts Bond Issues, the Custodial Receipts, the Custodial Receipts Transactions, this Agreement or the other Transaction Documents; (iv) the issuance and sale, resale or remarketing of any Bonds or any certifications or representations made by any person (other than any Issuer or the party seeking indemnification in connection therewith), including, (A) any untrue statement or alleged untrue statement of a material fact contained in any offering documents relating to any of the Bonds or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the violation by any Borrower of any Federal, state or local securities or real estate laws, rules or regulations in connection with the issuance, offer and sale of any of the Bonds; (v) the operations of any Property, or the conditions, occupancy, use, possession, conduct or management of work done in or about, or from the planning, design, acquisition, installation or construction of any Property, or any part of any Property; (vi) the exercise by Fannie Mae or Servicer of their respective powers or duties under this Agreement or any other Transaction Document; (vii) any Related Trustee's acceptance or administration of the trusts created by the Related Indenture and the exercise of its powers or duties thereunder, and under any Regulatory Agreement or any other agreements in connection therewith to which it is a party; (viii) errors, omissions, interruptions, losses or delays in transmission or delivery of any messages by mail, cable, telegraph, telex, telephone or otherwise; (ix) any other circumstances whatsoever relating to or resulting from a payment or nonpayment by Fannie Mae in accordance with the terms of any Fannie Mae Credit Enhancement Instrument; (x) any circumstances whatsoever relating to or in connection with the Salem Station Restrictive Covenants Agreement, including, any violation by Collateral Inc. or any predecessor in interest to the Salem Station Project of any terms, conditions, requirements or restrictions of the Salem Station Restrictive Covenants Agreement; and (xi) all reasonable costs, counsel fees, expenses or liabilities incurred in connection with any such claim or proceeding referred to in clauses
(i) through (x) above; provided, however, that the foregoing release and indemnification shall not be effective to the extent such Liabilities are






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
caused by the gross negligence, bad faith or willful misconduct of an indemnified party or relate to disclosure provided by Fannie Mae for inclusion under the subheading "Federal National Mortgage Association" of any Official Statement. Neither Fannie Mae nor Servicer shall have any liability to the Borrowers or to any other person as a result of any reduction of the credit rating of any of the Bonds or any deterioration of Fannie Mae's financial condition, nor shall any such reduction or deterioration reduce or diminish in any respect Borrowers' obligations under this Agreement. In the event that any action or proceeding is brought against any indemnified party with respect to which indemnity may be sought hereunder, the Borrowers, upon written notice from the indemnified party, shall assume the investigation and defense thereof, including the employment of counsel selected by the Borrowers, but acceptable to the indemnified party, and shall assume the payment of all expenses related thereto, with full power to litigate, compromise or settle the same in its discretion, provided that if such settlement or compromise shall contain or infer an admission regarding, or relating in any way to, any indemnified party, such indemnified party shall have the right to review and approve or disapprove any such compromise or settlement. Each indemnified party shall have the right, if such indemnified party shall conclude in good faith that a conflict of interest exists (either between such indemnified party and one or more other indemnified parties or with respect to such indemnified party and the proposed joint counsel), to employ one separate counsel (per indemnified party), together with appropriate local counsel engaged by such primary counsel and whose fees shall be billed through such primary counsel, in any such action or proceeding and participate in the investigation and defense thereof, and the Borrowers shall pay the reasonable fees and expenses of such separate counsel; provided that if such conflict of interest is between such indemnified party and the proposed joint counsel, then before such indemnified party retains such separate counsel, the Borrowers shall have the right to attempt to identify alternative joint counsel, as to whom no conflict of interest exists and which is otherwise acceptable to the such indemnified party, and who may, accordingly, represent the Borrowers and all of the indemnified parties. If separate counsel are employed as described above, the Borrowers and any such indemnified party agree to cooperate as may reasonably be required in order to ensure the proper and adequate defense of any such action, suit or proceeding, including making available to each other, and their counsel and accountants, all books and records relating to such action, suit or proceeding. If any such counsel determines that the rendering of such assistance will adversely affect the defense or interests of its client, such counsel shall not be required to comply with the terms of the immediately preceding sentence. Each of the Borrowers and the indemnified parties shall be entitled to assert the attorney/client and work product privileges, as applicable, in response to any requests for disclosure of any communications, work product or information that the Borrowers or such indemnified party believes may be protected pursuant to such privileges, and discussions between indemnified parties and counsel shall not be deemed a waiver of such privileges.

                 Notwithstanding any permitted transfer of any Property to another Person or the release of any Property from the lien of any Mortgage, the Borrowers shall remain obligated to indemnify each indemnified party pursuant to this section 4.5 with respect to acts occurring prior






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
to the date of permitted transfer of legal title to such Property or release of such Property from the lien of any Mortgage, as applicable (irrespective of when a claim is actually made).

                 (b)      SURVIVAL.  The indemnity provisions of this section
4.5 shall survive the termination of this Agreement and foreclosure or release of the Mortgages or other disposition of the Properties to the fullest extent allowable under the applicable statute of limitations.

6                LIABILITY OF BORROWERS.

                 The obligations of the Borrowers under this Agreement shall be absolute, unconditional and irrevocable and shall be paid and performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including the following circumstances: (a) any invalidity or unenforceability of this Agreement or any of the other Transaction Documents or any other agreement or instrument related to the Transaction Documents; (b) any amendment or waiver of, or any consent to or departure from, the terms of this Agreement, any Related Fannie Mae Credit Enhancement Instrument, any of the other Transaction Documents, or any other agreement or instrument related to the Transaction Documents, any extensions of time or other modifications of the terms and conditions for any act to be performed in connection with this Agreement, any Related Fannie Mae Credit Enhancement Instruments or any of the other Transaction Documents, other than any amendment, waiver, consent, extension or modification entered into in strict accordance with the terms of this Agreement; (c) the existence of any claim, set-off, defense or other right which the Borrowers may have at any time against any Issuer, any Related Trustee, any tender agent, Fannie Mae, Servicer, Remarketing Agent or any other Person, whether in connection with this Agreement, any of the other Transaction Documents, any Property, or any unrelated transaction; (d) the surrender or impairment of any security for the performance or observance of any of the agreements or terms of this Agreement or the other Transaction Documents; (e) defect in title to any Property, any acts or circumstances that may constitute failure of consideration, destruction of, damage to or condemnation of any Property, commercial frustration of purpose, or any change in the tax or other laws of the United States of America or of the State or any political subdivision of either; (f) the breach by any Issuer, any Related Trustee, any tender agent, Servicer, Remarketing Agent, Fannie Mae or any other Person of its obligations under any Transaction Document or (g) any other circumstance, happening or omission whatsoever.

7                FANNIE MAE AND SERVICER NOT LIABLE.

                 Neither Fannie Mae, Servicer nor any of their officials, officers, directors, members, shareholders, agents, independent contractors or employees shall be responsible for or liable to any Borrower, any Affiliate of any Borrower or any members, partners, Affiliates, independent contractors or employees of any Borrower or any Affiliate of any Borrower for (i) any act or omission of Fannie Mae, Servicer or any other Person made in good faith with respect to the validity, sufficiency, accuracy or genuineness of documents, or of any endorsement(s) thereon (except for documents and endorsements provided by Fannie Mae or Servicer, as applicable), even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged, (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Related Fannie Mae Credit Enhancement Instrument or the rights or benefits under any Related Fannie Mae Credit Enhancement Instrument or proceeds under any Related Fannie Mae Credit Enhancement Instrument, in whole or in part, that may prove to be invalid or ineffective for any reason, (iii) failure of any Related Trustee to comply fully with all conditions required in order to effect any Advance, (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopier or otherwise; (v) for any loss or delay in the transmission or otherwise of any document or draft required in order to make any Advance, or (vi) any consequences arising from causes beyond the control of Fannie Mae. In furtherance and not in limitation of the foregoing, Fannie Mae or Servicer may accept documents that appear on their face to be valid and in order, without any responsibility for further investigation. None of the above shall affect, impair, or prevent the vesting of rights or powers of Fannie Mae or Servicer under this Agreement. In furtherance and extension and not in limitation of the specific provision set forth above, any action taken or omitted by Fannie Mae under or in connection with any Transaction Document or any related certificates or other documents shall be binding upon the Borrowers, the Related Trustee, the Issuer, the Remarketing Agent and the tender agent and shall not under the Related Fannie Mae Credit Enhancement Instrument put Fannie Mae under any resulting liability to any of them except to the extent such liability is caused by Fannie Mae's bad faith, gross negligence or willful misconduct.






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
8                WAIVERS AND CONSENTS.

                 THE BORROWERS AGREE TO BE BOUND BY THIS AGREEMENT AND TO THE EXTENT PERMITTED BY LAW, (A) WAIVE AND RENOUNCE ANY AND ALL REDEMPTION AND EXEMPTION RIGHTS AND THE BENEFIT OF ALL VALUATION AND APPRAISAL PRIVILEGES AGAINST THE INDEBTEDNESS AND OBLIGATIONS EVIDENCED BY THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS OR BY ANY EXTENSION OR RENEWAL OF THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS; (B) WAIVE PRESENTMENT AND DEMAND FOR PAYMENT, NOTICES OF NONPAYMENT AND OF DISHONOR (UNLESS SUCH NOTICES ARE EXPRESSLY REQUIRED UNDER THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT), PROTEST OF DISHONOR AND NOTICE OF PROTEST; (C) WAIVE ALL NOTICES IN CONNECTION WITH THE DELIVERY AND ACCEPTANCE OF THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS AND ALL OTHER NOTICES IN CONNECTION WITH THE PERFORMANCE, DEFAULT OR ENFORCEMENT OF THE PAYMENT OF ANY OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EXCEPT AS REQUIRED BY THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS; (D) AGREE THAT THEIR LIABILITIES UNDER THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS SHALL BE UNCONDITIONAL AND WITHOUT REGARD TO THE LIABILITY OF ANY OTHER PERSON; AND (E) AGREE THAT ANY CONSENT, WAIVER OR FORBEARANCE UNDER THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS WITH RESPECT TO AN EVENT SHALL OPERATE ONLY FOR SUCH EVENT AND NOT FOR ANY SUBSEQUENT EVENT.

9                SUBROGATION.

                 The Borrowers acknowledge that Fannie Mae is to be fully subrogated to the extent of any payment made by Fannie Mae pursuant to any Related Fannie Mae Collateral Agreement and any additional interest due on any late payment, to the rights of the Related Trustee and the respective Bondholders to any moneys paid or payable under the Related Securities and all security therefor under the Related Indenture. The Borrowers further acknowledge that Fannie Mae is to be fully subrogated to the extent of any payment made by Fannie Mae pursuant to any Related Custodial Receipts Collateral Agreement and any additional interest due on any late payment, to the rights of Morgan to any moneys paid or payable under the Related Custodial Receipts or the related Custodial Receipts L/C Reimbursement Agreement and all security therefor under the Related Indenture. The Borrowers agree to such subrogation and further agree to execute such instruments and to take such actions as, in the judgment of Fannie Mae, are necessary to evidence such subrogation and to perfect the rights of Fannie Mae to the extent necessary to provide reimbursement hereunder.






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
10               APPLICATION OF PAYMENTS.

                 Payments made by the Borrowers in respect of the Obligations shall be applied in the manner provided in the Mortgage Documents.

11               PLEDGE OF RIGHTS TO CERTAIN FUNDS AND INVESTMENTS.

                 To secure Borrowers' obligations under this Agreement, to the extent, if any, that the Borrowers retain an interest in and to all funds and accounts and investments of funds and accounts now or hereafter held: by (a) the Related Trustees under the Related Indentures as security for the payment of the Bonds, including the Principal Reserve Funds, and any and all loan funds, escrow funds, revenue funds, debt service funds, reserve funds, redemption funds and other funds and securities and other instruments comprising investments of any of the foregoing and interest and other income derived from any of the foregoing held as security for the payment of the Bonds, the Borrowers hereby pledge and assign to Fannie Mae and grant to Fannie Mae a security interest in such funds, accounts, and investments which pledge, assignment and grant shall be subject only to the rights of each Related Trustee under the Related Indenture) and (b) by Servicer with respect to payments payable under any of the Transaction Documents including the Replacement Reserve Accounts and any and all escrow funds, completion repair funds and other funds, and any securities and other instruments comprising investments of any of the foregoing and interest income and other proceeds derived from any of the foregoing. The Borrowers covenant and agree that it will defend Fannie Mae's rights and security interests created by this section
4.11 against the claims and demands of all Persons. In addition to its other rights and remedies under this Agreement and the other Transaction Documents, Fannie Mae shall have all the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law with respect to the security interests created by this section 4.11, subject only to the rights of the Related Trustees under the Related Indentures. Fannie Mae's rights under this section 4.11 are in addition to, and not in lieu of, its rights and remedies described elsewhere in this Agreement.

12               PURCHASED BONDS.

                 The Borrowers acknowledge that any Related Purchased Bonds will be purchased for and registered in the name of the applicable Borrower, to the extent that Fannie Mae has provided the funds to purchase such Related Purchased Bonds or moneys in the applicable Principal Reserve Fund were used for such purposes and will be pledged to Fannie Mae pursuant to the Related Pledge Agreement.






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
13               NONRECOURSE OBLIGATIONS.

                 (a)      NON-RECOURSE LIABILITY.  Subject to the provisions of
section 4.13(b), section 4.13(c) and the Guaranty and notwithstanding any other provision in the Related Mortgage Notes, the Mortgages or any other Transaction Document, the personal liability of the Borrowers, Guarantor and their respective affiliates, shareholders, members, partners, officers, directors and employees to pay and perform the Obligations shall be limited to (i) the real and personal property described as "Property" in the Mortgages, (ii) the personal property described in and pledged under any other Mortgage Document,
(iii) the rents, profits, issues, products and income of the Properties received or collected by or on behalf of any Borrower (the "RENTS AND PROFITS") to the extent such receipts are necessary, first, to pay the Operating Expenses then due and payable as of the time of receipt of such Rents and Profits, and then, to pay principal and interest due under the Related Mortgage Notes, the Custodial Receipts L/C Reimbursement Agreement, any other sums due under the Mortgages or any other Mortgage Document and any other Obligations then due and owing to Fannie Mae under this Agreement, except to the extent that the Borrowers did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums.
Except as provided in section 4.13(b), section 4.13(c) and in the Guaranty, Fannie Mae shall not seek (A) any judgment for a deficiency against any of the Borrowers or Guarantor, or any Borrower's or Guarantor's heirs, legal representatives, successors or assigns, in any action to enforce any right or remedy under any of the Related Mortgage Notes, the Custodial Receipts L/C Reimbursement Agreement, the Mortgages, this Agreement or any other Transaction Document, or (B) any judgment on any of the Related Mortgage Notes, the Custodial Receipts L/C Reimbursement Agreement or the Obligations except as may be necessary in any action brought under any of the Mortgages to enforce the lien against the Property encumbered thereby or to exercise any remedies under any other Mortgage Documents.

                 (b) EXCEPTIONS TO NON-RECOURSE LIABILITY. If, without obtaining Fannie Mae's prior written consent, (i) a "Transfer" shall occur which, pursuant to Uniform Covenant 19 of the any of the Mortgages, gives Fannie Mae the right, at its option, to declare all sums secured by any such Mortgage immediately due and payable, or (ii) any Borrower shall voluntarily encumber or permit the encumbrance of any Property with the lien of any "Subordinate Instrument" (as defined in the Related Mortgage with respect to such Property) in connection with any financing by such Borrower, any of such events shall constitute an Event of Default hereunder and under the other Mortgage Documents, and if such Event of Default shall continue for thirty (30) days then, from and after the date that is thirty (30) days after such event,
(x) section 4.13(a) shall not apply, and (y) the Borrowers and, solely to the extent provided in the Guaranty, Guarantor shall be personally liable on a joint and several basis for full recourse liability under this Agreement and the other Mortgage Documents.

                 (C) EXCEPTIONS TO EXCULPATION. Notwithstanding section 4.13(a), each Borrower and Guarantor (but excluding other affiliates, members, partners, officers, directors






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
and employees of each Borrower and Guarantor and further excluding the shareholders of Guarantor) shall be personally liable on a joint and several basis in the amount of any loss, damage or cost (including reasonable attorneys' fees and expenses) resulting from (1) fraud or intentional misrepresentation by any of the Borrowers, any Borrower's agents or employees or Guarantor, in connection with obtaining the Mortgage Loans evidenced by the Related Mortgage Notes, obtaining the credit enhancement evidenced by the Related Fannie Mae Credit Enhancement Instruments, or in complying with any of the Obligations, (2) Insurance Proceeds, Condemnation Proceeds, security deposits from tenants and other sums or payments received by or on behalf of the Borrowers in their capacity as owners of the Properties and not applied in accordance with the provisions of the Mortgages (except to the extent that the Borrowers did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct disbursement of such sums or payments), (3) all Rents and Profits (except to the extent that the Borrowers did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums) received by or on behalf of the Borrowers in its capacity as owner of the Properties and not applied first (a) to the payment of the Operating Expenses as such Operating Expenses become due and payable, and then (b) to the payment of principal and interest due under the Related Mortgage Notes, any other sums due under the Mortgages or any other Mortgage Document and any other Obligations then due and owning to Fannie Mae under this Agreement, (4) the Borrowers' failure to deposit all Gross Cash Flow into the Property Accounts when required in accordance with the Cash Management Agreement, if any (except to the extent that the Borrowers did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding to deposit such sums), (5) the Borrowers' failure following an Event of Default to deliver to Fannie Mae on demand all Rents and Profits and security deposits (except to the extent that the Borrowers did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding to direct disbursement of such sums), (6) the Borrowers' failure following an Event of Default to deliver to Fannie Mae on demand all books and records relating to the Properties, (7) the Borrowers' indemnification obligations set forth in section 4.5(a), excluding
(A) the indemnification obligations set forth in clause (v) of such section 4.5(a) and (B) the indemnification obligations set forth in clause (x) of such section 4.5(a) to the extent such indemnification obligations relate to clause
(v) of such section 4.5(a), (8) failure of any Borrower to remain a Single-Purpose entity or to comply with any of the provisions of subsections 2.3(a)(iii) or 2.3(a)(iv) or (9) all or any portion of the Obligations of all or any of the Borrowers being rendered invalid or unenforceable by the application of Fraudulent Transfer Laws.

                 (d) NO IMPAIRMENT OF CERTAIN RIGHTS. Although the personal liability of Borrowers, Guarantor and their respective affiliates, shareholders, members, partners, officers, directors and employees may be limited pursuant to section 4.13, no provision of this section 4.13 shall (i) affect any guaranty or similar agreement executed in connection with the debt evidenced by the Related Mortgage Notes and the Custodial Receipts L/C Reimbursement, or otherwise in connection with the Obligations, (ii) release or reduce the Obligations or the debt evidenced by the Related Mortgage Notes and the Custodial Receipts L/C Reimbursement Agreement, (iii) impair the right of Fannie Mae to enforce the provisions of paragraph 6 of the portion of each Mortgage identified as the "Multifamily Instrument", (iv) impair the lien of any Mortgage or (v) impair the right of Fannie Mae to enforce the provisions of the Cash Management Agreement, any Replacement Reserve Agreement, any Hedge Security Agreement, any Custodial Agreement, the Assignment of Management Agreement, or any other agreement defined as an "Ancillary Collateral Agreement" in any Mortgage.






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
14               APPLICATION FOR FANNIE MAE CREDIT ENHANCEMENT INSTRUMENTS.

                 Upon the terms and subject to the conditions set forth in this Agreement and subject to the condition that the Mortgage Loans be originated by an independent third-party lender or issuer and comply with the other requirements of the Fannie Mae Charter Act for multifamily loans, the Borrowers hereby apply to Fannie Mae for and hereby request Fannie Mae (a) with respect to each Fixed Rate Bond Transaction, to deliver to each Related Trustee for the account of the Borrower, the Related Fannie Mae Pass-Through Certificate in the Facility Amount, and (b) with respect to each Floating Rate Bond Transaction and each Custodial Receipts Transaction, to execute and deliver the Related Fannie Mae Collateral Agreement. While each Bond Transaction, each Custodial Receipts Transaction and the Related Fannie Mae Credit Enhancement Instrument represents a separate and independent obligation of each Borrower and Fannie Mae, respectively, the Borrowers acknowledge that, in requesting Fannie Mae to execute and deliver the Related Fannie Mae Credit Enhancement Instruments, Borrowers intend that all of the obligations of the Borrowers arising under the Bond Transactions and the Custodial Receipts Transactions be treated as if they were a single, integrated Indebtedness of the Borrowers. Accordingly, the Borrowers agree that if any of the Borrowers fails to pay fully, when due, any amount payable under any Related Mortgage Note, any Custodial Receipts Mortgage Note or any Custodial Receipts L/C Reimbursement Agreement or their respective Related Mortgages, then Fannie Mae may elect to treat such unpaid amount as being due and owing by the Borrowers on a joint and several basis, and such amount may be realized upon on a pro rata basis or otherwise, in each case in Fannie Mae's discretion, from the value each of the Properties and the other Collateral. Similarly, if any of the Borrowers fails to pay fully, when due, to Fannie Mae any other amount which such Borrowers is obligated to pay under this Agreement, the unpaid amount shall be deemed to be due and owing by all of the Borrowers on a joint and several basis, and such amount may be realized upon on a pro rata basis or otherwise, in each case in Fannie Mae's discretion, from the value each of the Properties and the other Collateral. It is a material part of the consideration for Fannie Mae's agreement to execute and deliver the Related Fannie Mae Credit Enhancement Instruments that the Borrowers not be able to put one or more of the Mortgage Loans or the Custodial Receipts Mortgage Loans in default without putting all such Mortgage Loans and Custodial Receipts Mortgage Loans in default. Accordingly, the Borrowers expressly agree that irrespective of the actual payments made by any Borrower under the Mortgage Loans, the Custodial Receipts Mortgage Loans or this Agreement, if the amount actually paid is not sufficient to pay fully and timely all such obligations, then the failure to pay shall exist with respect to all of the Mortgage Loans and Custodial Receipts Mortgage Loans notwithstanding that the amount paid was sufficient to pay fully some but not all of the amounts due and owing with respect to the Mortgage Loans and the Custodial Receipts Mortgage Loans or other Obligations.






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V.


       ALLOCABLE FACILITY AMOUNTS; SUBSTITUTION, RELEASE, AND ADDITION
                 OF PROPERTIES; CERTAIN PERMITTED TRANSFERS

1                ALLOCABLE FACILITY AMOUNTS.

                 Fannie Mae shall determine the Allocable Facility Amount for each Property annually on or before the Determination Date. The Allocable Facility Amount, once determined by Fannie Mae as aforesaid, shall remain in effect until the next Determination Date.

2                SUBSTITUTION OF ADDITIONAL MORTGAGED PROPERTIES.

                 An Additional Mortgaged Property may be released from the lien of a Mortgage and a New Additional Property substituted therefor if each of the following conditions are met:

                 (a) the New Additional Property is owned by Collateral Inc. and has a Value equal to or greater than the product of 125% (the "SUBSTITUTION PERCENTAGE") times the Minimum Substitute Property Value of the Released Property;

                 (b) the New Additional Property has Net Operating Income (as determined by Fannie Mae in its discretion) for the twelve (12) month period ending within sixty (60) days of the date this test is applied, equal to or greater than the Net Operating Income (as determined by Fannie Mae in its discretion) of the Additional Mortgaged Property being released from the lien for the corresponding twelve (12) month period multiplied by the Substitution Percentage;

                 (c) no Event of Default or Potential Event of Default shall have occurred and be continuing;

                 (d) the applicable Borrower shall cause the Released Property to be immediately conveyed by such Borrower to Guarantor, or such other Person (other than another Borrower) as such Borrower may otherwise determine;

                 (e) the New Additional Property meets all of Fannie Mae's then applicable underwriting criteria for new loans secured by Multifamily Residential Property;

                 (f) all documentation relating to the foregoing is acceptable to Fannie Mae in its discretion in all respects, including legal opinions, title insurance, Security Instruments, Replacement Reserve Agreements, assignments and any amendments to this Agreement or the other Transaction Documents; and

                 (g) with respect to each proposed New Additional Property, the Borrowers shall pay Fannie Mae and Servicer a due diligence fee plus all costs and expenses (including reasonable legal fees and expenses) incurred by Fannie Mae or Servicer in connection with the foregoing. Such amounts shall be paid by the Borrowers promptly upon receipt of invoices therefor, and shall be payable regardless of whether the property substitution does or does not (for any reason) ultimately occur.

3                RELEASE OF PROPERTIES.

                 A Property may be released from the lien of a Mortgage without another Multifamily Residential Property being substituted therefor if each of the following conditions are met:

                 (a) the Borrowers shall either redeem or otherwise remove Bonds from the Fannie Mae Credit Facility and/or post cash collateral in a manner acceptable to Fannie Mae in its discretion, in either case in an amount equal to 110% of the Allocable Facility Amount of the Released Property (the "RELEASE PRICE"). The Release Price requirement shall be satisfied by (i) if the Released Property is a Bond Property, the amount of Related Bonds outstanding with respect to such Bond Property immediately prior to such release (provided, that, the requirements of section 5.3(c) have been satisfied), plus (ii) the amount of any other Bonds redeemed by the Borrowers to obtain such release, plus (iii) the amount of any letter of credit in form and substance and provided by a financial institution satisfactory to Fannie Mae in its discretion or any cash collateral deposited with Fannie Mae or its designee and otherwise held in a manner approved by Fannie Mae in its discretion ("RELEASE PRICE CASH COLLATERAL") and posted by the Borrowers to obtain such release; and

                 (b) no Event of Default or Potential Event of Default shall have occurred and be continuing; and

                 (c) if the Released Property is a Bond Property, then either (i) the Related Fannie Mae Credit Enhancement Instrument shall, subject to subsection 5.3(h), terminate on or before the Released Property is released from the lien of any Related Mortgage, or (ii) Fannie Mae, in its discretion, shall have consented to the transfer of such Bond Property and the assumption of the Related Mortgage Note, the Related Mortgage and the other related Transaction Documents in accordance with section 5.6; and

                 (d) the applicable Borrower shall cause the Released Property to be immediately conveyed by such Borrower to Guarantor or such other Person (other than another Borrower) as such Borrower may determine; and

                 (e) if the Released Property is a Custodial Receipts Property, then the Obligations of the Borrower with respect to such Custodial Receipts Property shall be assumed by Collateral Inc. pursuant to documentation in form and substance accepted to Fannie Mae in its discretion, and such Borrower shall be released by Fannie Mae from such Obligations pursuant to release documentation prepared by Fannie Mae and reasonably acceptable to such Borrower; and

                 (f) all documentation relating to the foregoing is acceptable to Fannie Mae in all respects, including legal opinions, release documentation and any amendments to this Agreement or the other Transaction Documents; and

                 (g) the Borrowers shall pay, with respect to each Released Property, to Fannie Mae and Servicer, a due diligence fee plus all costs and expenses (including reasonable legal fees and expenses) incurred by Fannie Mae or Servicer in connection with the foregoing. Such amounts shall be paid by the Borrowers promptly upon receipt of invoices therefor, and shall be payable regardless of whether the property is or is not (for any reason) ultimately released from the lien of a Mortgage; and

                 (h) Fannie Mae shall execute and deliver to the appropriate Borrower (i) a release of the lien of the Related Mortgage in recordable form and (ii) if the Released Property is a Custodial Receipts Property, a partial release with respect to those portions of the pledged collateral relating to such Custodial Receipts Property and pledged under the Custodial Receipts Bond Pledge Agreement, provided, in each instance, that Fannie Mae reasonably determines, in light of such opinions of certified public accountants that prepare the audited financial statements of the appropriate Borrower and such other similar information and opinions as may be provided by such Borrower to Fannie Mae, that no part of any payments made by such Borrower prior to or concurrently with the release of the lien of the Related Mortgage will likely result in an avoidance or any other recovery or disgorgement pursuant to the Bankruptcy Code (including sections 544, 547, 549 or 550 thereof) or any other applicable bankruptcy law which would result in Fannie Mae having any liability under any Related Fannie Mae Collateral Agreement, or such Borrower will provide cash collateral or make other arrangements acceptable to Fannie Mae in its discretion to ameliorate such risk of avoidance, recovery or disgorgement.

4                ADDITION OF NEW PROPERTIES TO THE CREDIT FACILITY.

                 (a) IN GENERAL. At the request of the Borrowers and Servicer, Fannie Mae may, from time to time, consent to the addition of a New Bond Property (and to the extent required to meet the underwriting requirements established by Fannie Mae with respect to the addition of a New Bond Property, a New Additional Property) to the Fannie Mae Credit Facility; provided, however, that:


                 (i) such consent may be granted or withheld by Fannie Mae in its discretion;

                 (ii) the underwriting with respect to each such New Property shall be conducted by Servicer and reviewed by Fannie Mae and shall take into account all facts and circumstances deemed relevant by Servicer and Fannie Mae in their discretion;

                 (iii) the terms and conditions relating to the addition of such New Property shall be determined by Servicer and Fannie Mae in their discretion;

                 (iv) all documentation deemed necessary by Servicer or Fannie Mae for the making of a new loan, if applicable, and the addition of such New Property shall be fully executed and delivered by each party thereto and shall be in form and substance acceptable to Servicer and Fannie Mae in their discretion;

                 (v) any loan made in conjunction with the addition of such New Property must be originated by an independent third-party lender or issuer and otherwise comply with applicable Fannie Mae Charter Act requirements;

                 (vi) the Borrowers shall pay or cause to be paid all fees, costs, charges and expenses (including the fees and expenses of attorneys, accountants and other experts) incurred by or on behalf of Fannie Mae or Servicer in connection with the addition of such New Property in accordance with section 4.2.

The addition of any New Bond Property and any New Additional Property to the Credit Facility shall become effective only upon satisfaction of all of the requirements set forth above and Fannie Mae's execution and delivery to the Borrowers of a Confirmation of Addition of New Property, substantially in the form of Exhibit H attached hereto (a "NEW PROPERTY CONFIRMATION"). Upon the execution and delivery of the New Property Confirmation in accordance with this section 5.4, this Agreement shall be automatically deemed amended and supplemented to incorporate the terms and provisions of such New Property Confirmation including any provisions, (A) specifying whether the New Property is a New Bond Property or a New Additional Property, (B) specifying whether a New Bond Property is a Floating Rate Bond Property or a Fixed Rate Bond Property, (C) specifying whether the Related Bonds with respect to a New Bond Property are Unhedged Bonds, (D) specifying the Credit Enhancement Component, the Reserve Component and if applicable, the Liquidity Component, with respect to a New Bond Property, (E) specifying the amendment and restatement of any of the Exhibits to this Agreement, (F) modifying the Allocable Facility Amount of all or any of the Properties and (G) modifying the Maximum LTV Percentage and/or the Minimum DSC Ratio.

                 (b) ADDITION OF FALKLAND CHASE. On or before December 31, 1996, the Borrowers in conjunction with Servicer, may request that a new tax-exempt housing bond transaction (the "FALKLAND CHASE BOND TRANSACTION") with respect to that certain Multifamily Residential Property located in Silver Spring, Maryland and commonly known as Falkland Chase (the "FALKLAND CHASE PROJECT") be added to the Fannie Mae Credit Facility as a new Floating Rate Bond Transaction and that the bonds with respect to such Falkland Chase Bond Transaction be deemed Unhedged Bonds for purposes of Section 3.1(a). Subject to satisfaction in full of the conditions and limitations set forth in this
Section 5.4(b), Fannie Mae will consider granting its approval to the addition of the Falkland Chase Bond Transaction and providing credit enhancement and, if applicable, liquidity support (the "FALKLAND CHASE CREDIT ENHANCEMENT") with respect thereto by issuing a collateral agreement substantially in the form of a Related Fannie Mae Collateral Agreement for the benefit of the trustee with respect to the Falkland Chase Bond Transaction. Fannie Mae's consideration of providing the Falkland Chase Credit Enhancement and consenting to the bonds with respect to the Falkland Chase Bond Transaction being qualified as Unhedged Bonds is subject to Fannie Mae's determination in Fannie Mae's discretion that each of the following conditions have been satisfied in full:

                 (i) the Falkland Chase Bond Transaction shall close on or before March 31, 1997;

                 (ii) no Event of Default or Potential Event of Default exists as of the proposed date for the addition of the Falkland Chase Project;

                 (iii) the Falkland Chase Project shall be owned in fee by Collateral Inc.;

                 (iv) the ratio (expressed as a percentage) of the Facility Amount of the proposed Falkland Chase Bond Transaction to the Value of the Falkland Chase Project plus the amount of any Shortfall Cash Collateral (which, if the Shortfall Cash Collateral is a letter of credit, has a term of at least one year and shall be in an "evergreen format") or Value of any proposed New Additional Property offered by the Borrowers in connection with the Falkland Chase Bond Transaction, will be equal to or less than 50%;

                 (v) the ratio of (A) the Net Operating Income of the Falkland Chase Project plus (I) the Net Operating Income of any proposed New Additional Property offered by the Borrowers in connection with the Falkland Chase Bond Transaction for the twelve
         (12) month period ending within sixty (60) days of the proposed date for the addition of the Falkland Chase Project, and (II) the amount of any Shortfall Cash Collateral (which, if the Shortfall Cash Collateral is a letter of credit, has a term of at least one year and shall be in an "evergreen format") but only to the extent such Shortfall Cash Collateral is not included in the calculation of the loan to value ratio pursuant to section 5.4(b)(iv), to (B) to the anticipated Imputed Debt Service with respect to the Falkland Chase Project for the twelve (12) month period immediately following the proposed date for the addition of the Falkland Chase Project, each as determined by Fannie Mae in its discretion, will equal or exceed 2.2:1;

                 (vi) the mortgage loan with respect to the Falkland Chase Bond Transaction shall be originated by an independent third-party lender or issuer and comply with applicable Fannie Mae Charter Act requirements;

                 (vii) all documentation (including any amendments to this Agreement and the other Transaction Documents) relating to Falkland Chase Bond Transaction shall be the same in all material respects as the documentation with respect to the Related Bonds, subject to such modifications as may be necessary and which, in any event, are approved by Fannie Mae in its discretion and the terms and conditions of the bonds, the related bond documents, mortgage loan documents and other documents delivered in connection with the Falkland Chase Bond Transaction (the "FALKLAND CHASE REFUNDING DOCUMENTS"), shall be satisfactory to Fannie Mae, including the following:

                 (A) such Falkland Chase Bond Transaction shall be incorporated into and be governed by the terms of this Agreement;

                 (B) the principal amount of the mortgage loan with respect to the Falkland Chase Bond Transaction shall be equal to or less than $26,000,000.00;

                 (C) if the Falkland Chase Bond Transaction will be a Floating Rate Bond Transaction, then, the terms and conditions governing the availability of and conversion between interest rate modes applicable to such Falkland Chase Bond Transaction and the related mortgage loan shall conform to the interest rate mode provisions applicable to the existing Bonds and the existing Mortgage Loans in Floating Rate Bond Transactions;

                 (D) the maturity date of the mortgage loan with respect to the Falkland Chase Bond Transaction shall be June 1, 2026, provided, however, that the principal amortization schedule or principal reserve fund payment schedule, as the case may be, of such mortgage loan shall be sufficient to cause such mortgage loan to fully amortize by April 1, 2027;

                 (E) the Falkland Chase Refunding Documents shall contain cross-default and cross-collateralization provisions that conform to the Bond Documents;

                 Notwithstanding the foregoing, the Prepayment Premium with respect to the Falkland Chase Bond Transaction shall continue for not less than seven (7) (assuming the bonds bear interest at other than a fixed rate) years from the Fannie Mae Facility Closing Date;

                 (viii) the Borrowers shall execute and deliver to Fannie Mae a certificate confirming that all of the representations and warranties set forth in this Agreement (including those with respect to the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio as set forth in section 2.1(h)) shall be true, correct and complete after giving effect to the Falkland Chase Bond Transaction, subject to such modifications as the Borrowers may determine are necessary to make the representations and warranties contained in such certificate true, correct and complete as of such date;

         provided, however, that such modifications may be considered by Fannie Mae in its determination to grant or withhold its approval to the addition of the Falkland Chase Bond Transaction;

                 (ix) if the Falkland Chase Bond Transaction will be a Floating Rate Bond Transaction, then, so long as Fannie Mae provides credit enhancement for the such Falkland Chase Bond Transaction, only Fannie Mae shall provide liquidity support, if applicable;

                 (x) each of the Borrowers and Guarantor, to the extent applicable, shall have delivered to Fannie Mae appropriate evidence satisfactory to Fannie Mae of its authority to execute and deliver the Falkland Chase Refunding Documents to which it is a party;

                 (xi) Fannie Mae shall have received from Servicer such representations, warranties, undertakings and such other certificates as Fannie Mae shall customarily require relating to the Falkland Chase Bond Transaction;

                 (xii) Fannie Mae shall have received such opinions of bond counsel, trustee's counsel and issuer's counsel, and such other opinions and certificates as Fannie Mae shall reasonably require relating to the Falkland Chase Bond Transaction;

                 (xiii) Fannie Mae shall have received an opinion of counsel to the Borrowers concerning such matters as Fannie Mae may reasonably require relating to the Falkland Chase Bond Transaction and Fannie Mae shall otherwise have received satisfactory evidence that all conditions to the effectiveness and enforceability of the Falkland Chase Refunding Documents have been fully satisfied;

                 (xiv) all legal opinions relating to the Falkland Chase Bond Transaction shall be the same in all material respects as the opinions relating to the Bond Documents and otherwise in form and substance satisfactory to Fannie Mae;

                 (xv) Fannie Mae shall have received certified copies of all consents and authorizations (including Governmental Approvals, if any), necessary for the Issuer or the Borrowers to execute, deliver and perform their respective obligations under the Falkland Chase Refunding Documents;

                 (xvi)    Fannie Mae shall have received certified copies of
         (A) the Issuer's charter or certificate of incorporation and by-laws, if any, (B) the resolution or resolutions of the Issuer authorizing the execution, delivery and performance of its obligations under the Falkland Chase Refunding Documents to which it is a party and (C) certified copies of all other documents evidencing any other official action of such Issuer taken with respect to the Falkland Chase Bond Transaction, as each such item is then in full force and effect;

                 (xvii) Fannie Mae shall have received copies of all documents relating to the closing of such Falkland Chase Bond Transaction, authenticated to Fannie Mae's reasonable satisfaction;

                 (xviii) Fannie Mae shall have received true and correct copies of rating letters from the Rating Agency rating the Falkland Chase Bond Transaction confirming that the bonds issued in such transaction have received the same rating afforded other debt instruments of the character of the bonds issued in the Falkland Chase Bond Transaction and which are credit enhanced by Fannie Mae;

                 (xix) the Borrowers shall have executed and delivered to Fannie Mae such amendments and modifications to this Agreement or the other Transaction Documents and Fannie Mae shall have received such other documents, certificates, filings, legal opinions, approvals or instruments, as Fannie Mae shall deem necessary in order to effectuate the Falkland Chase Bond Transaction;

                 (xx) Fannie Mae shall have received payment in full of all fees and expenses (including reasonable fees and disbursements of Fannie Mae's and the Servicer's counsel and accountants), incurred in connection with or related to the Falkland Chase Bond Transaction and the preparation, review, execution and delivery of the Falkland Chase Refunding Documents; and

                 (xxi) Subject to the qualifications set forth above, all documentation relating to the foregoing shall be acceptable to Fannie Mae in its discretion in all respects, including all legal opinions, title insurance policies and endorsements, Security Instruments, Replacement Reserve Agreements, indentures, collateral agreements, assignments and any amendments necessary to this Agreement or the other Transaction Documents.

Upon satisfaction in full of the conditions and limitations set forth in this section 5.4(b) with respect to the Falkland Chase Bond Transaction, the Falkland Chase Project shall thereafter be deemed a New Bond Property that shall be added to the Fannie Mae Credit Facility. The addition of the Falkland Chase Project to the Fannie Mae Credit Facility shall become effective only upon Fannie Mae's execution and delivery to the Borrowers of a New Property Confirmation. Upon the execution and delivery of any such New Property Confirmation in accordance with this section 5.4(b), this Agreement shall be automatically deemed amended and supplemented to incorporate the terms and provisions of such New Property Confirmation.

5                CREDIT ENHANCEMENT OF THE INTERIM CUSTODIAL RECEIPTS
TRANSACTIONS AND PERMANENT REFUNDING BOND ISSUES.

                 (a) AGREEMENT TO CREDIT ENHANCE. Subject to satisfaction in full of the conditions and limitations set forth in sections 5.5(b) 5.5(d) and 5.5(e), at the request of the Borrowers and Servicer, Fannie Mae will provide credit enhancement and, if applicable, liquidity support for (i) the Permanent Chase Lea Refunding Bonds (the "PERMANENT CHASE LEA CREDIT ENHANCEMENT"), and/or (ii) the Permanent Chase Ridge Bonds (the "PERMANENT CHASE RIDGE CREDIT ENHANCEMENT"), in either case, by issuing a collateral agreement or Fannie Mae Mortgage Backed Security, substantially in the form of the applicable Related Fannie Mae Credit Enhancement Instruments. In addition, subject to satisfaction in full of the conditions and limitations set forth in sections 5.5(c) 5.5(d) and 5.5(e), at the request of the Borrowers and Servicer, Fannie Mae will provide credit enhancement for (i) the Interim Replacement Chase Lea Custodial Receipts (the "INTERIM REPLACEMENT CHASE LEA CREDIT ENHANCEMENT"), and/or (ii) the Interim Replacement Chase Ridge Custodial Receipts (the "INTERIM REPLACEMENT CHASE RIDGE CREDIT ENHANCEMENT"), in either case, by issuing a collateral agreement or other credit enhancement instrument, substantially in the form of the Related Custodial Receipts Collateral Agreements. Fannie Mae's obligation to issue the Permanent Chase Lea Credit Enhancement, the Permanent Chase Ridge Credit Enhancement, the Interim Replacement Chase Lea Credit Enhancement and the Interim Replacement Chase Ridge Credit Enhancement shall be separate and distinct obligations of Fannie Mae.

                 (b) CERTAIN CONDITIONS TO PERMANENT CHASE RIDGE CREDIT ENHANCEMENT AND PERMANENT CHASE LEA CREDIT ENHANCEMENT. Fannie Mae's obligation to issue the Permanent Chase Lea Credit Enhancement and the Permanent Chase Ridge Credit Enhancement shall be separate and distinct obligations of Fannie Mae, but each such obligation shall be subject to Fannie Mae's determination in Fannie Mae's discretion that each of the following conditions have been satisfied in full:

                          (i) No Event of Default or Potential Event of Default shall have occurred;

                          (ii) concurrently with the consummation of each such Permanent Refunding Bond Transaction (A) the applicable Custodial Receipts Property shall be conveyed to Collateral Inc., (B) the Obligations of Chase Ridge Inc. or Chase Lea Inc., as the case may be, with respect to such Custodial Receipts Property shall be assumed by Collateral Inc. pursuant to documentation in form and substance acceptable to Fannie Mae in its reasonable discretion, and (C) such Borrower shall be released by Fannie Mae from all remaining Obligations of such Borrower pursuant to release documentation prepared by Fannie Mae and reasonably acceptable to such Borrower;

                          (iii) The mortgage loan with respect to each Permanent Refunding Transaction (each a "PERMANENT REFUNDING MORTGAGE LOAN"; and collectively, the "PERMANENT REFUNDING MORTGAGE LOANS") shall be originated by an independent third-party lender or issuer and comply with applicable Fannie Mae Charter Act requirements;

                          (iv) With respect to each Permanent Refunding Transaction, the following underwriting tests shall be satisfied:

                          (A) The effective interest rate with respect such Permanent Refunding Mortgage Loan (i.e. the actual fixed rate that would be payable under the mortgage note, if such Permanent Refunding Bond Transaction will be a Fixed Rate Bond Transaction or the initial Pass-Through Rate plus the Facility Fee plus the Bond Fees that would be payable under the mortgage note, if such Permanent Refunding Transaction will be a Floating Rate Bond Transaction) shall not exceed the applicable Underwriting Rate;

                          (B) the ratio (expressed as a percentage) of (1) the Facility Amount of each proposed Permanent Refunding Transaction to (2) the Value of the applicable project plus the amount of any Shortfall Cash Collateral (which, if the Shortfall Cash Collateral is a letter of credit, has a term of at least one year and shall be in an "evergreen format") and/or the Value of any proposed New Additional Property offered by the Borrowers in connection with such Permanent Refunding Transaction, will be equal to or less than
                                  (I) 99.1% with respect to the Permanent Chase Ridge Credit Enhancement and (II) 97.7% with respect to the Permanent Chase Lea Credit Enhancement; and

                          (C) the ratio of (1) the Net Operating Income of the applicable project plus (I) the Net Operating Income of any proposed New Additional Property offered by the Borrowers in connection with such Permanent Refunding Transaction for the twelve (12) month period ending within sixty (60) days of the proposed closing date for such Permanent Refunding Transaction, and/or (II) the amount of any Shortfall Cash Collateral (which, if the Shortfall Cash Collateral is a letter of credit, has a term of at least one year and shall be in an "evergreen format") but only to the extent such Shortfall Cash Collateral is not included in the calculation of the loan to value ratio pursuant to section 5.5(b)(iv)(B), for the twelve (12) month period ending within sixty (60) days of the proposed date for the addition such project, to (2) to the anticipated Imputed Debt Service with respect to the applicable project for the twelve (12) months immediately following the anticipated date for the addition of the applicable project, each as determined by Fannie Mae in its discretion, will be equal to or exceed 1.14:1;

                          (v) All documentation (including any amendments to this Agreement and the other Transaction Documents) relating to each Permanent Refunding Transaction shall be the same in all material respects as the documentation relating to the existing Bonds, subject to such modifications as may be necessary and which, in any event, are agreed to by the Borrowers and approved by Fannie Mae in its discretion and the terms and conditions of each Permanent Refunding Bond Issue, the related bond documents, mortgage loan documents and other documents delivered in connection with each Permanent Refunding Transaction (the "PERMANENT REFUNDING DOCUMENTS"), shall be satisfactory to Fannie Mae, including the following:

                          (A) such Permanent Refunding Transaction shall be incorporated into and be governed by the terms of this Agreement;

                          (B) the principal amount of (x) the Permanent Refunding Mortgage Loan with respect to the Chase Lea project shall be equal to or less than $16,835,000.00 and (y) the Permanent Refunding Mortgage Loan with respect to the Chase Ridge project shall be equal to or less than $26,815,000.00;

                          (C)     if either such Permanent Refunding
                                  Transaction will be a Floating Rate Bond
                                  Transaction, then, the terms and conditions governing the availability of and conversion between interest rate modes applicable to such Permanent Refunding Transaction and the related Permanent Refunding Mortgage Loan shall conform to the interest rate mode provisions applicable to the existing Bonds and the existing Mortgage Loans in Floating Rate Bond Transactions;

                          (D) the Maturity Date of each Permanent Refunding Mortgage Loan shall be June 1, 2026, provided however, that the principal amortization schedule of each such Permanent Refunding Mortgage Loan shall be sufficient to cause such Permanent Refunding Mortgage Loan to fully amortize by November 1, 2027;

                          (E) the Permanent Refunding Documents shall contain cross-default and cross-collateralization provisions that conform to the existing Transaction Documents;

                          (F)     if either such Permanent Refunding
                                  Transaction will be a Floating Rate Bond
                                  Transaction, then, such transaction shall be subject to the interest rate protection provisions of section 3.2 and shall not be eligible for the exceptions set forth in section 3.1(a); and

                 Notwithstanding the foregoing, the Prepayment Premium with respect to each such Permanent Refunding Transaction shall continue for not less than ten (10) years from the Fannie Mae Facility Closing Date;

                          (vi) the Borrowers shall execute and deliver to Fannie Mae (A) a certificate in form and substance approved by Fannie Mae confirming that all of the representations and warranties set forth in this Agreement are true, correct and complete in all material respects with respect to the applicable Custodial Receipts Property after giving effect to each such Permanent Refunding Transaction and (B) a certificate confirming that no Event of Default or Potential Event of Default exists or will exist after giving effect to such Permanent Refunding Transaction;

                          (vii) if either Permanent Refunding Bond Issue will be a Floating Rate Bond Transaction, then, so long as Fannie Mae provides credit enhancement for the such Permanent Refunding Bond Issue, only Fannie Mae shall provide liquidity support, if applicable;

                          (viii) each of the Borrowers and Guarantor, to the
                 extent applicable, shall have delivered to Fannie Mae appropriate evidence satisfactory to Fannie Mae of its authority to execute and deliver the Permanent Refunding Documents to which it is a party;

                          (ix) Fannie Mae shall have received from Servicer such representations, warranties, undertakings and such other certificates as Fannie Mae shall customarily require relating to the Permanent Refunding Transaction;

                          (x) Fannie Mae shall have received such opinions of bond counsel, trustee's counsel and issuer's counsel, and such other opinions and certificates as Fannie Mae shall reasonably require relating to the Permanent Refunding Transaction;

                          (xi) Fannie Mae shall have received an opinion of counsel to the Borrowers concerning such matters as Fannie Mae may reasonably require relating to the Permanent Refunding Transaction and Fannie Mae shall otherwise have received satisfactory evidence that all conditions to the effectiveness and enforceability of the Permanent Refunding Documents have been fully satisfied;

                          (xii) All legal opinions relating to the Permanent Refunding Transaction shall be the same in all material respects as the opinions relating to the existing Transaction Documents and otherwise in form and substance satisfactory to Fannie Mae;

                          (xiii) Fannie Mae shall have received certified copies of all consents and authorizations (including Governmental Approvals, if any), necessary for the Chase Ridge Issuer or the Chase Lea Issuer or the Borrowers to execute, deliver and perform their respective obligations under the applicable Permanent Refunding Documents;

                          (xiv) Fannie Mae shall have received certified copies of (A) each Issuer's charter or certificate of incorporation and by-laws, if any, (B) the resolution or resolutions of such Issuer authorizing the execution, delivery and performance of its obligations under the applicable Permanent Refunding Documents to which it is a party and (C) certified copies of all other documents evidencing any other official action of such Issuer taken with respect thereto as each such item is then in full force and effect;

                          (xv) Fannie Mae shall have received copies of all documents relating to the closing of such Permanent Refunding Transaction, authenticated to Fannie Mae's reasonable satisfaction;

                          (xvi) Fannie Mae shall have received true and correct copies of rating letters from the Rating Agency rating the Permanent Refunding Bond Issue confirming that such bonds have received the same rating afforded other debt instruments of the character of the Permanent Refunding Bond Issue which are enhanced by Fannie Mae;

                          (xvii) the Borrowers shall have executed and delivered to Fannie Mae such amendments and modifications to this Agreement or the other Transaction Documents and Fannie Mae shall have received such other documents, certificates, filings, legal opinions, approvals or instruments, as Fannie Mae shall deem necessary in order to effectuate the Permanent Refunding Transaction;

                          (xviii)  Fannie Mae shall have received payment in
                 full of all fees and expenses (including reasonable fees and disbursements of Fannie Mae's and the Servicer's counsel and accountants), incurred in connection with or related to the Permanent Refunding Transaction and the preparation, review, execution and delivery of the Permanent Refunding Documents; and

                          (xix) Subject to the qualifications set forth above, all documentation relating to the foregoing shall be acceptable to Fannie Mae in its discretion in all respects, including all legal opinions, title insurance policies and endorsements, Security Instruments, Replacement Reserve Agreements, indentures, collateral agreements, assignments and any amendments necessary to this Agreement or the other Transaction Documents.

                 (c) CERTAIN CONDITIONS TO INTERIM REPLACEMENT CREDIT ENHANCEMENT. Fannie Mae's obligation to issue the Interim Replacement Chase Lea Credit Enhancement and the Interim Replacement Chase Ridge Credit Enhancement shall be separate and distinct obligations of Fannie Mae, but each such obligation shall be subject to Fannie Mae's determination in Fannie Mae's discretion that each of the following conditions have been satisfied in full:

                          (i) No Event of Default or Potential Event of Default shall have occurred;

                          (ii) Fannie Mae determines in its reasonable discretion that the Borrowers used best efforts to commence and diligently pursue to completion, the implementation of the Permanent Refunding Transaction with respect to each Custodial Receipts Property and such Permanent Refunding Transaction failed to occur because the issuer and/or the underwriter with respect to such Permanent Refunding Transaction required economic terms or requirements (which economic terms and requirements shall include but not be limited to (A) rental restrictions, (B) initial or annual fees payable to such issuer, (C) initial or annual fees payable to such underwriter and/or (D) indemnification obligations required by such issuer or underwriter) such that the economic terms and requirements of the issuer and/or the underwriter for such Permanent Refunding Transaction, when taken as a whole, were materially more burdensome in terms of their economic impact on the Borrowers than the economic terms and requirements imposed by the Related Issuer with respect to the Bond Transaction relating to the Bond Property identified on Exhibit A as Avalon Knoll, Montgomery County, Maryland; provided, however, that (1) rental restrictions comparable to the existing rental restrictions with respect to each Custodial Receipts Property will not be considered to be materially more burdensome in terms of their economic impact than the requirements imposed with respect to the above transaction and (2) indemnification obligations to the issuer and/or the underwriter for the Permanent Refunding Transaction that are not greater in scope than the indemnification obligations guaranteed by the Guarantor pursuant to the Guaranty will not be deemed to be materially more burdensome in terms of their economic impact than those imposed with respect to the above transaction;

                          (iii) With respect to each Interim Replacement Custodial Receipts Transaction, the following underwriting tests shall be satisfied:






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
                          (A) the ratio (expressed as a percentage) of (1) the Facility Amount of each proposed Interim Replacement Custodial Receipts Transaction to
                                  (2) the Value of the applicable project plus the amount of any Shortfall Cash Collateral (which, if the Shortfall Cash Collateral is a letter of credit, has a term of at least one year and shall be in an "evergreen format") and/or the Value of any proposed New Additional Property offered by the Borrowers in connection with such Interim Replacement Custodial Receipts Transaction, will be equal to or less than (I) 99.1% with respect to the Interim Replacement Chase Ridge Credit Enhancement and (II) 97.7% with respect to the Interim Replacement Chase Lea Credit Enhancement; and

                          (B) the ratio of (1) the Net Operating Income of the applicable project plus (I) the Net Operating Income of any proposed New Additional Property offered by the Borrowers in connection with such Interim Replacement Custodial Receipts Transaction for the twelve
                                  (12) month period ending within sixty (60) days of the proposed closing date for such Interim Replacement Custodial Receipts Transaction, and/or (II) the amount of any Shortfall Cash Collateral (which, if the Shortfall Cash Collateral is a letter of credit, has a term of at least one year and shall be in an "evergreen format") but only to the extent such Shortfall Cash Collateral is not included in the calculation of the loan to value ratio pursuant to section 5.5(b)(iv)(B), for the twelve (12) month period ending within sixty (60) days of the proposed date for the addition such project, to (2) to the anticipated Imputed Debt Service with respect to the applicable project for the twelve (12) months immediately following the anticipated date for the addition of the applicable project, each as determined by Fannie Mae in its discretion, will be equal to or exceed 1.14:1;

                          (iv) All documentation (including any amendments to this Agreement and the other Transaction Documents) relating to each Interim Replacement Custodial Receipts Transaction shall be the same in all material respects as the documentation relating to the existing Custodial Receipts subject to such modifications as may be necessary and which, in any event, are agreed to by the Borrowers and approved by Fannie Mae in its discretion and the terms and conditions of the Interim Replacement Custodial Receipts and the related documents delivered in connection with each Interim Replacement Custodial Receipts Transaction (the "INTERIM REPLACEMENT CUSTODIAL RECEIPTS DOCUMENTS"), shall be satisfactory to Fannie Mae, including the following:






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                          (A)     such Interim Replacement Custodial Receipts
                                  Transaction shall be incorporated into and be governed by the terms of this Agreement;

                          (B) the Facility Amount of (x) the Interim Replacement Custodial Receipts Transaction with respect to the Chase Lea Bond Property shall be equal to or less than $16,835,000.00 and (y) the Interim Replacement Custodial Receipts Transaction with respect to the Chase Ridge Bond Property shall be equal to or less than $26,815,000.00;

                          (D) the termination date of each of the Interim Replacement Chase Lea Credit Enhancement and the Interim Replacement Chase Ridge Credit Enhancement shall be on or before August 31, 2001;

                          (E) the Interim Replacement Custodial Receipts Documents shall contain cross-default and cross-collateralization provisions that conform to the existing Transaction Documents with respect to which Fannie Mae is a party or of which Fannie Mae is a beneficiary;

                          (F) the Interim Replacement Custodial Receipts Documents shall contain provisions requiring the Borrowers to deposit funds on a monthly basis into a trust or escrow fund to be established for the benefit of Fannie Mae and otherwise in form and substance in acceptable to Fannie Mae in its discretion, which payments will be sufficient in amount to amortize the Custodial Receipts Mortgage Loan over three hundred and sixty (360) months at an assumed interest rate equal to 7.05% per annum;

                          (v) the Borrowers shall execute and deliver to Fannie Mae (A) a certificate in form and substance approved by Fannie Mae confirming that all of the representations and warranties set forth in this Agreement are true, correct and complete in all material respects with respect to the applicable Custodial Receipts Property after giving effect to each such Interim Replacement Custodial Receipts Transaction and (B) a certificate confirming that no Event of Default or Potential Event of Default exists or will exist after giving effect to such Interim Replacement Custodial Receipts Transaction;

                          (vi) each of the Borrowers and Guarantor, to the extent applicable, shall have delivered to Fannie Mae appropriate evidence satisfactory to Fannie Mae of its authority to execute and deliver the Interim Replacement Custodial Receipts Documents to which it is a party;






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
                          (vii) Fannie Mae shall have received from Servicer such representations, warranties, undertakings and such other certificates as Fannie Mae shall customarily require relating to the Interim Replacement Custodial Receipts Transaction;

                          (viii) Fannie Mae shall have received such opinions of custodian's counsel, trustee's counsel and depositor's counsel, and such other opinions and certificates as Fannie Mae shall reasonably require relating to the Interim Replacement Custodial Receipts Transaction;

                          (ix) Fannie Mae shall have received an opinion of counsel to the Borrowers concerning such matters as Fannie Mae may reasonably require relating to the Interim Replacement Custodial Receipts Transaction and Fannie Mae shall otherwise have received satisfactory evidence that all conditions to the effectiveness and enforceability of the Interim Replacement Custodial Receipts Documents have been fully satisfied;

                          (x) All legal opinions relating to the Interim Replacement Custodial Receipts Transaction shall be the same in all material respects as the opinions relating to the existing Transaction Documents and otherwise in form and substance satisfactory to Fannie Mae;

                          (xi) the Borrowers shall have executed and delivered to Fannie Mae such amendments and modifications to this Agreement or the other Transaction Documents and Fannie Mae shall have received such other documents, certificates, filings, legal opinions, approvals or instruments, as Fannie Mae shall deem necessary in order to effectuate the Interim Replacement Custodial Receipts Transaction;

                          (xii) Fannie Mae shall have received payment in full of all fees and expenses (including reasonable fees and disbursements of Fannie Mae's and the Servicer's counsel and accountants), incurred in connection with or related to the Interim Replacement Custodial Receipts Transaction and the preparation, review, execution and delivery of the Interim Replacement Custodial Receipts Documents; and

                          (xiii) Subject to the qualifications set forth above, all documentation relating to the foregoing shall be acceptable to Fannie Mae in its discretion in all respects, including all legal opinions, title insurance policies and endorsements, Security Instruments, Replacement Reserve Agreements, indentures, collateral agreements, assignments and any amendments necessary to this Agreement or the other Transaction Documents.






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                 (d)      FACILITY FEE COMPONENTS WITH RESPECT TO PERMANENT AND
         INTERIM CREDIT ENHANCEMENT TRANSACTIONS.

                 (i) With respect to each Permanent Refunding Transaction:

                                  (A) if such Permanent Refunding Transaction
                          is brought into the Fannie Mae Credit Facility as a Fixed Rate Bond Transaction that is not subject to remarketing or interest rate adjustment prior to maturity, then the Credit Enhancement Component with respect to such Permanent Refunding Transaction shall be equal to .50% or 50 "basis points" per annum;

                                  (B) if such Permanent Refunding Transaction
                          is brought into the Fannie Mae Credit Facility as a Fixed Rate Bond Transaction that is subject to remarketing or interest rate adjustment prior to maturity, then the Credit Enhancement Component with respect to such Permanent Refunding Transaction shall be equal to .53% or 53 "basis points" per annum; and

                                  (C) if such Permanent Refunding Transaction
                          is brought into the Fannie Mae Credit Facility as a Floating Rate Bond Transaction, then (A) the Credit Enhancement Component with respect to such Permanent Refunding Transaction shall be equal to .53% or 53 "basis points" per annum, (B) the Reserve Component with respect to such Permanent Refunding Transaction shall be equal to .30% or 30 "basis points" per annum and (C) the Liquidity Component with respect to such Permanent Refunding Transaction shall be equal to .125% or 12.5 "basis points" per annum.

                 (ii) With respect to each Interim Replacement Custodial Receipts Transaction, the Credit Enhancement Component shall be equal to .50% or 50 "basis points" per annum.

                 (e) CONFIRMATION OF PERMANENT AND INTERIM CREDIT ENHANCEMENT TRANSACTIONS. Upon satisfaction in full of the conditions and limitations set forth in section 5.5(c) with respect to either the Interim Replacement Chase Lea Custodial Receipts or the Interim Replacement Chase Ridge Custodial Receipts, the applicable Custodial Receipts Property shall continue to be part of the Fannie Mae Credit Facility as a Custodial Receipts Property. Fannie Mae's consent to each such Interim Custodial Receipts Transaction shall be evidenced by Fannie Mae's execution and delivery of a collateral agreement substantially in the form of the Related Custodial Receipts Collateral Agreements. Upon satisfaction in full of the conditions and limitations set forth in this section 5.5 with respect to either the Permanent Chase Lea Bonds or the Permanent






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         Chase Ridge Bonds, the applicable Custodial Receipts Property shall cease to be a Custodial Receipts Property for purposes of this Agreement and shall thereafter be deemed a New Bond Property that shall be added to the Fannie Mae Credit Facility. The addition of each such Custodial Property to the Fannie Mae Credit Facility shall become effective only upon Fannie Mae's execution and delivery to the Borrowers of a New Property Confirmation. Upon the execution and delivery of any such New Property Confirmation in accordance with this section 5.5, this Agreement shall be automatically deemed amended and supplemented to incorporate the terms and provisions of such New Property Confirmation.

6                CERTAIN PERMITTED TRANSFERS OF BOND PROPERTIES.

                 (a) CONDITIONS TO PERMITTED TRANSFERS. At the request of the Borrowers, Fannie Mae shall, from time to time, consent to the sale and transfer of a Bond Property subject to Fannie Mae credit enhancement (a "PROPOSED TRANSFER") to an independent third-party purchaser if Fannie Mae determines that each of the following conditions have been satisfied in full:

                 (i) no Event of Default or Potential Event of Default shall have occurred and be continuing either immediately before or immediately after giving effect to the Proposed Transfer;

                 (ii) at the time of such Proposed Transfer, Fannie Mae continues to provide credit enhancement, and if applicable, liquidity support, with respect to new bond transactions similar to the Related Bonds pursuant to guaranteed mortgage pass-through certificates or collateral agreements, as the case may be, similar to the Related Fannie Mae Credit Enhancement Instrument and the provision of such credit enhancement and, if applicable, liquidity support, continues to be permitted under the Fannie Mae Charter Act;

                 (iii) the Borrowers shall either redeem or otherwise remove Bonds from the Fannie Mae Credit Facility and/or post cash collateral in a manner acceptable to Fannie Mae, in either case in an amount equal to 110% of the Allocable Facility Amount of the Bond Property that is proposed to be transferred, which redemption, removal or cash collateral requirement shall be satisfied by (1) the amount of Related Bonds outstanding immediately prior to the Proposed Transfer, plus (2) the amount of any other Bonds redeemed by the Borrowers to obtain approval of the Proposed Transfer, plus (3) the amount of any Release Price Cash Collateral posted by the Borrowers to obtain approval for the Proposed Transfer;

                 (iv) the Borrowers cause to be submitted to Fannie Mae all information required by Fannie Mae to evaluate the Proposed Transferee and the Bond Property as if






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         a new loan were being made to the Proposed Transferee and secured by the Bond Property proposed to be transferred;

                 (v) the proposed transferee shall be a Single-Purpose entity, shall not be an Affiliate of any Borrower or Guarantor and meets the eligibility, credit, management and otherwise satisfies the then applicable underwriting standards customarily applied by Fannie Mae for approval of new borrowers (the "PROPOSED TRANSFEREE");

                 (vi) at the time of such Proposed Transfer, the Bond Property proposed to be transferred shall be subject to re-underwriting in accordance with Fannie Mae's then applicable standards (including satisfaction of loan to value ratio requirements, debt service coverage ratio requirements, physical maintenance requirements, replacement reserve requirements and all other applicable conditions, requirements and limitations), customarily applied by Fannie Mae for approval of new loans secured by liens on new Multifamily Residential Properties and such re-underwriting shall be conducted by or on behalf of Servicer and Fannie Mae taking into account all facts and circumstances deemed relevant by Servicer and Fannie Mae;

                 (vii) the Proposed Transferee shall: (1) assume, from and after the transfer date, all of the obligations of the Borrowers under and with respect to the Related Bonds, the other Bond Documents, the Bond Property Loan Documents with respect to such Bond Property, and the related Fannie Mae credit enhancement pursuant to documentation in form and substance acceptable to Fannie Mae; (2) enter into a reimbursement agreement and such other documentation deemed necessary by Fannie Mae to evidence and secure its reimbursement and other obligations to Fannie Mae; (3) agree to credit enhancement pricing and, if applicable, liquidity pricing that shall be determined by Fannie Mae; and (4) amend, modify, supplement or amend and restate the Related Bond Documents and the Bond Property Loan Documents with respect to such Bond Property, all as deemed necessary by Fannie Mae;

                 (viii) the Borrowers shall have obtained the consent of the Issuer with respect to the Related Bonds, the Related Trustee and each other party to the Related Bond Documents and the Bond Property Loan Documents if such consent to a transfer of a Bond Property is required under the terms of such documents;

                 (ix) all documentation relating to the foregoing shall be acceptable to Fannie Mae in all respects, including legal opinions, release documentation and any amendments to this Agreement or the other Transaction Documents;

                 (x) the Borrowers or the Permitted Transferee shall have paid to Fannie Mae its customary transfer and assumption fees consisting of a $3000 non-refundable application fee and, upon completion of the Proposed Transfer transaction, a transfer fee equal to one percent (1%) of the Allocable Facility Amount of the Bond Property that is






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         proposed to be transferred.  In addition, the Borrowers shall have paid or caused to have been paid to Fannie Mae and Servicer, customary due diligence fees plus all costs and expenses (including reasonable legal fees and expenses) incurred by Fannie Mae or Servicer in connection with the foregoing, to the extent such expenses exceed $3000. Such additional amounts shall be paid by the Borrowers promptly upon receipt of invoices therefor, and shall be payable regardless of whether the Bond Property is or is not (for any reason) ultimately transferred; and

                 (xi) the Borrowers or the Permitted Transferee shall have paid to the appropriate parties all other fees, costs and expenses (including legal fees and expenses) payable by the Borrowers to each of the related Issuer, the Related Trustee, the related Remarketing Agent, Fannie Mae and Servicer under the terms of the Bond Property Loan Documents and the Bond Documents with respect to such Bond Property in connection with the Proposed Transfer.

                 (b) PERMITTED TRANSFERS. Fannie Mae's consent to a Proposed Transfer shall become effective upon (i) Fannie Mae's determination, that each of the conditions set forth in section 5.6(a) above have been satisfied in full, and (ii) Fannie Mae's execution and delivery to the Borrowers of a written instrument confirming that each of the conditions set forth in section 5.6(a) above have been satisfied in full and releasing the Borrowers from their Obligations under this Agreement from and after the transfer date, solely to the extent such Obligations relate to the Bond Property to be released. Any transfer of a Bond Property consented to by Fannie Mae in accordance with the provisions set forth above (a "PERMITTED TRANSFER") shall be made together with and subject to (1) the Related Bonds,
(2) the other Related Bond Documents (subject to any amendments and modifications required by Fannie Mae in accordance with subsection (a) above),
(3) the Bond Property Loan Documents with respect to such Bond Property (subject to any amendments and modifications required by Fannie Mae in accordance with subsection (a) above), and (4) appropriate Fannie Mae credit enhancement with respect to such Bond Property. Notwithstanding anything herein or in the Bond Property Loan Documents with respect to such Bond Property to the contrary, the Borrowers shall not be required to pay the Prepayment Premium otherwise required under any the Related Mortgage Note in connection with a Permitted Transfer.

7                CERTAIN PREPAYMENT PREMIUM WAIVERS.

                 Notwithstanding anything to the contrary contained in this Agreement, any Related Fannie Mae Credit Enhancement Instrument or any Related Mortgage Note, the Borrowers shall not be required to pay the Prepayment Premium otherwise required under any of the Related Mortgage Notes upon the release or substitution of any Bond Property in accordance with section 5.2 or section 5.3 hereof, except to the extent that, after giving effect to such prepayment, either (i) the Aggregate Facility Amount is less than either (a) $91,000,000.00, if such prepayment occurs prior to the addition of the Falkland Chase Bond Transaction to the Fannie Mae Credit Facility, or (b) $117,000,000.00, if such prepayment occurs upon or after the






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addition of the Falkland Chase Bond Transaction to the Fannie Mae Credit
Facility, or (ii) the amount of any such prepayment when added to the aggregate amount of all prior reductions in the Aggregate Facility Amount exceeds $10,000,000.00.

8                CERTAIN PERMITTED CHANGES IN CONTROL.

                 Notwithstanding anything to the contrary contained in this Agreement or any of the Mortgages, Fannie Mae acknowledges and agrees that Fannie Mae will not unreasonably withhold its consent to a "Change of Control" under the Uniform Covenant 19(b)(iii) of the Mortgages, provided that Collateral Inc. gives Fannie Mae not less than forty-five (45) days prior written notice of such Change of Control. The Borrowers acknowledge and agree that time is of the essence with respect to such notice and that the preceding agreement of Fannie Mae and the remaining provisions of this section 5.8 shall be null and void unless such notice is timely given by Collateral Inc. If Fannie Mae shall have received such notice not less than forty-five (45) days prior to any such Change of Control and Fannie Mae determines in its reasonable discretion not to grant its consent to such Transfer, then Fannie Mae and the Borrowers acknowledge and agree that (a) within one hundred and eighty (180) days from the date that Fannie Mae provides Collateral Inc. with written notice of its refusal to grant its consent to such Transfer, the Borrowers shall cause the Related Trustees to replace each and every Facility with alternate credit enhancement in accordance with the requirements of section 6.2 and (b) notwithstanding the provisions of Section 6.2(e), the Borrowers shall not be required to pay the Prepayment Premium otherwise required under any of the Related Mortgage Notes.






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VI.

                 SERVICING; REPLACEMENT OF CREDIT ENHANCEMENT

1                Servicing.

                 The Borrowers acknowledge that Fannie Mae has designated or may designate an independent contractor to service the Mortgage Loans, the Bond Property Loan Documents and the Reimbursement Loan Documents. The Borrowers agree that to the extent that any provision in this Agreement or any other Transaction Document requires, at stipulated dates or at the request of Fannie Mae, the delivery by the Borrowers of certain notices, documents, certificates, opinions, and financial or other information to Fannie Mae or the Lender (as such term is used and defined in the Mortgage Documents), all such items shall instead be delivered to, or at the request of, Servicer, subject to the provisions of this section. The Borrowers acknowledge and agree that Fannie Mae has delegated or may delegate certain functions to Servicer with respect to the Transaction Documents, subject to and in accordance with the Servicing Agreement. The Borrowers further acknowledge and agree that in connection with any provision in this Agreement or in any other Transaction Document requiring that any notices, documents or other information shall be given to Servicer, or that Servicer shall have the right to request any documents or other information from the Borrowers, Fannie Mae shall have the right to instruct the Borrowers to instead (a) deliver such items directly to Fannie Mae or to such other Person as Fannie Mae may, from time to time, designate, and (b) act in accordance with the instructions of Fannie Mae with respect to any such items or any other rights Servicer may have under this Agreement or under any other Transaction Document. In addition, the Borrowers agree that any right of Fannie Mae to give or deliver to the Borrowers any notice or other communications, or to receive from the Borrowers any document or other information, may be given, delivered or received by Servicer, unless otherwise directed by Fannie Mae. The Borrowers shall act in accordance with any instructions received from Fannie Mae pursuant to this section. The Borrowers further acknowledge and agree that Fannie Mae reserves the unconditional right to remove or replace Servicer with or without cause, with a substitute Servicer chosen by Fannie Mae and upon any such removal or replacement, Fannie Mae shall notify the Borrowers of the identity of the new servicer, if any.

2                REPLACEMENT OF FANNIE MAE CREDIT ENHANCEMENT.

                 Except as otherwise permitted upon a substitution or release of a Property pursuant to section 5.2 or section 5.3, respectively, the Borrowers will not cause any Related Trustee to terminate any Facility (except in connection with the repayment of all of the outstanding Related Securities or in connection with a Permitted Transfer) or replace any Facility with alternate credit enhancement unless prior to or simultaneously with the effectiveness of such termination or replacement:






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                 (a)      Fannie Mae's Facility is replaced or terminated with
respect to all of the outstanding Bonds, and all of the Related Fannie Mae Credit Enhancement Instruments are terminated in full except to the extent that such Related Fannie Mae Credit Enhancement Instruments continue to impose liability on Fannie Mae for any avoidance, recovery or disgorgement risk that is addressed to Fannie Mae's satisfaction in accordance with the requirements of subsection 6.2(d);

                 (b) the alternate credit enhancer's short term debt obligations are rated in the highest short term category and long term debt obligations are rated at least "A" by the Rating Agencies;

                 (c) the Borrowers shall have received a statement from Fannie Mae to the effect that the Borrowers have paid to Fannie Mae the amount of all Advances, Activity Fees and any other outstanding obligations of the Borrowers to Fannie Mae hereunder, whether or not such Advances, Activity Fees or other amounts are otherwise then due;

                 (d) Fannie Mae reasonably determines, in light of such opinions of legal counsel, opinions of certified public accountants that prepare the audited financial statements of the Borrowers and Guarantor and such other similar information and opinions as may be provided by the Borrowers to Fannie Mae, that no part of any payments made by the Borrowers prior to or concurrently with the credit enhancement termination or replacement will likely result in an avoidance or any other recovery or disgorgement pursuant to the Bankruptcy Code (including sections 544, 547, 549 or 550 thereof) or any other applicable bankruptcy or insolvency law which would result in Fannie Mae having any liability under any Related Fannie Mae Collateral Agreement, or the Borrowers will provide cash collateral or make other arrangements acceptable to Fannie Mae in its discretion to ameliorate such risk of avoidance, recovery or disgorgement; and

                 (e) the Borrowers shall have paid the Prepayment Premium with respect to the Mortgage Loans in accordance with the requirements of the Related Mortgage Notes calculated based on the assumption that the Mortgage Loan is being prepaid in full on the day immediately preceding the effective date of the alternative credit enhancement.






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VII.

                       EVENTS OF DEFAULT AND REMEDIES

1                EVENTS OF DEFAULT.

                 Each of the following events shall constitute an "Event of Default" under this Agreement, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrowers, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental
Authority:

                 (a) the occurrence of an "EVENT OF DEFAULT" under any other Transaction Document or the occurrence of any other default under any Transaction Document beyond any specified cure period set forth therein; or

                 (b) the failure by any Borrower to pay when due any amount payable by such Borrower under any Related Mortgage Note, any Mortgage, this Agreement or any other Transaction Document, including any fees, costs or expenses; or

                 (c) the failure by any Borrower to perform or observe any covenant set forth in subsections 2.2(b), (c), (g), (h), (j) or (q), in subsections 2.3 (a), (b), (d), (e), (g) to (i) inclusive or (k), in section 2.4, in section 2.5, in section 2.6, in section 2.7 or in Article III; or

                 (d) the failure by any Borrower to perform or observe any covenant set forth in subsection 2.2(a), (e), (d), or (k) to (m), inclusive, hereunder, within ten (10) days after receipt of notice from Servicer or Fannie Mae; or

                 (e) the failure by any Borrower to perform or observe any covenant set forth in subsection 2.2(i) or 2.3(j) hereunder, within twenty (20) days after receipt of notice from Servicer or Fannie Mae; or

                 (f) any warranty, representation or other written statement made by or on behalf of any Borrower contained in this Agreement, any other Transaction Document or in any instrument furnished in compliance with or in reference to any of the foregoing, is false or misleading in any material respect on any date when made or deemed made; or

                 (g) any other Indebtedness in an aggregate amount in excess of $100,000 of or assumed by the Borrowers (i) is not paid when due nor within any applicable grace period in any agreement or instrument relating to such Indebtedness or (ii) becomes due and payable before its normal maturity by reason of a default or event of default, however described, or any other event






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of default shall occur and continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or

                 (h) (i) any Borrower or Guarantor shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts as they become due, (F) make a general assignment for the benefit of creditors, (G) assert that the any Borrower or Guarantor has no liability or obligations under this Agreement or any other Transaction Document to which it is a party, or (H) take any action for the purpose of effecting any of the foregoing; or (ii) a case or other proceeding shall be commenced against any Borrower or Guarantor in any court of competent jurisdiction seeking (A) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding upon or composition or adjustment of debts, or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of any Borrower or Guarantor, or of all or a substantial part of the property, domestic or foreign, of any Borrower or Guarantor and any such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or any order granting the relief requested in any such case or proceeding against any Borrower or Guarantor (including an order for relief under such Federal bankruptcy laws) shall be entered; or

                 (i) if any provision of this Agreement or any other Transaction Document or the lien and security interest purported to be created hereunder or under any Transaction Document shall at any time for any reason cease to be valid and binding in accordance with its terms on any Borrower or shall be declared to be null and void, or the validity or enforceability hereof or thereof or the validity or priority of the lien and security interest created hereunder or under any other Transaction Document shall be contested by any Borrower seeking to establish the invalidity or unenforceability hereof or thereof, any Borrower shall deny that it has any further liability or obligation hereunder or thereunder; or

                 (j) if a "Transfer" (as defined in any Related Mortgage) or a "Change in Control" (as defined in any Related Mortgage) shall occur in violation of Uniform Covenant 19(b) of any Related Mortgage or if any Property or any part thereof is otherwise conveyed, assigned, mortgaged, pledged, leased or encumbered in any way other than as permitted under this Agreement or any Related Mortgage without the prior written consent of Fannie Mae; or

                 (k) (x) the execution by any Borrower of a chattel mortgage or other security agreement on any materials, fixtures or articles used in the construction or operation of the






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improvements located on any Property or on articles of personal property located therein, excluding equipment leases and security interests granted in the ordinary course of business in office equipment at Borrowers' rental office, or (y) if any such materials, fixtures or articles are purchased pursuant to any conditional sales contract or other security agreement or otherwise so that the ownership thereof will not vest unconditionally in any of the Borrowers free from encumbrances, or (z) if the Borrowers do not furnish to Fannie Mae upon request the contracts, bills of sale, statements, receipted vouchers and agreements, or any of them, under which any Borrower claims title to such materials, fixtures, or articles; or

                 (l) failure of any Borrower, upon request, to furnish to Fannie Mae the results of official searches made by any Governmental Authority, or failure by any Borrower to comply with any requirement of any Governmental Authority within 30 days after written notice of such requirement shall have been given to the Borrowers by such Governmental Authority; provided that, if action is commenced and diligently pursued by the Borrowers within such 30 days, then the Borrowers shall have an additional 30 days to comply with such requirement; or

                 (m) a dissolution or liquidation for any reason (whether voluntary or involuntary) of any Borrower or Guarantor; or

                 (n) if any Borrower shall fail to qualify as a "qualified REIT subsidiary" of Guarantor under Subchapter M of the Code; or

                 (o) if Guarantor shall fail to qualify as a real estate investment trust under Subchapter M of the Code;

                 (p) the failure by Guarantor to perform or observe any term, covenant, condition or agreement under the Guaranty within ten (10) days after receipt of notice from Servicer or Fannie Mae;

                 (q) any judgment against any of the Borrowers or any attachment or other levy against any portion of the assets of any Borrower with respect to a claim in an amount in excess of $100,000.00 individually, and/or $250,000.00 in the aggregate for all such claims for all of the Borrowers, remains unpaid, unstayed on appeal, undischarged, unbonded, not fully insured or undismissed for a period of sixty (60) days; or

                 (r) if, following an optional or mandatory tender of Related Bonds in accordance with the Related Indenture in any Floating Rate Bond Transaction, the Related Bonds have not been remarketed, but have been purchased by the Related Trustee on behalf of and as agent for the applicable Borrower with funds provided by Fannie Mae under the Related Fannie Mae Collateral Agreement and such Related Bonds have not been remarketed as of the ninetieth (90th) day following such purchase, then, at any time following such ninetieth (90th) day, and provided the Related Bonds have not then been remarketed, such failed remarketing shall, at Fannie Mae's option, constitute an Event of Default under this Agreement; or






                                      122
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                 (s)      the failure by any Borrower to maintain insurance
with respect to each Property in accordance with the terms of the Related Mortgage with respect to each such Property; or

                 (t) the failure by any Borrower to perform or observe the covenants with respect to Hazardous Materials or Hazardous Materials Laws set forth in any Mortgages or in any other Transaction Document including, the covenants set forth in Paragraph D of the Rider to Multifamily Instrument constituting a part of each Mortgage; or

                 (u) the failure by any Borrower to perform or observe any term, covenant, condition or agreement hereunder, other than as set forth in subsections (a) through (t) above, or in any other Transaction Document, within thirty (30) days after receipt of notice from Servicer or Fannie Mae identifying such failure; provided, however, that if in Fannie Mae's judgment,
(i) the cure of such failure requires a period in excess of 30 days, (ii) such failure will not result in a Material Adverse Effect, and (iii) corrective action is instituted by the Borrowers within such period and pursued diligently and in good faith, then such failure shall not constitute an Event of Default unless such failure is not cured by the Borrowers within sixty (60) days after receipt of notice from Servicer or Fannie Mae identifying such failure; or

                 (v) any Borrower or Guarantor shall have asserted that it has no liability or obligations under this Agreement or under any Transaction Document to which it is a party or that the liens and the security interests purported to be created by the Mortgage Loan Documents shall not be a valid and perfected first priority security interest subject to no Liens except Permitted Liens; or (b) any Governmental Authority having jurisdiction over any Borrower or Guarantor shall find or rule that any material provision of this Agreement or any Transaction Document to which it is a party is not valid and binding on such person or that the lien and the security interest purported to be created by any Mortgage Loan Document shall not be a valid and perfected first priority security interest subject to no Liens except Permitted Liens; or

                 (w) a Reset Period expires and the Borrowers have not either (i) received the prior written consent of Fannie Mae to a change in Mode or the maintenance of the existing Mode or (ii) delivered Alternate Credit Facilities in accordance with the terms of the Related Bond Documents and section 6.2.

2                REMEDIES.

                 Upon the occurrence of an Event of Default and, solely with respect to subsection (d) below, upon the occurrence of a Potential Event of Default, Fannie Mae may in its discretion, but shall not be obligated to, exercise any or all of the following remedies:

                 (a) declare all amounts payable by the Borrowers under this Agreement or the other Transaction Documents to be forthwith due and payable, and the same shall thereupon






                                      123
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become due and payable without demand, presentment, protest or notice of any kind, all of which are hereby expressly waived; or

                 (b) exercise all or any of its rights and remedies as it may otherwise have under Applicable Law and under this Agreement or the other Transaction Documents or otherwise by such suits, actions, or special proceedings in equity or at law, or by proceedings in the office of any board or officer having jurisdiction, either for specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document, or in aid or execution of any power therein granted or for the enforcement of any proper legal or equitable remedy; or

                 (c) demand and the Borrowers shall provide cash collateral or Government Obligations in the full amount of the outstanding obligations under all of the Bonds whether or not due and payable; or

                 (d) apply all or any portion of the Collateral to any Obligations or other obligation of the Borrowers under this Agreement or any other Transaction Document, in such amounts, at such times and in such order as determined by Fannie Mae in its discretion. The Borrowers acknowledge that this may include, among other things, applying funds or directing any Related Trustee to apply funds on deposit in a Principal Reserve Fund or the Cash Management Account to prepay the applicable Related Securities or to prepay any other Related Securities or reimbursement or other payment obligations under this Agreement or any other Transaction Document. Such funds may be applied to prepay or reduce amounts outstanding under one or more issues of Related Securities regardless of whether such amounts are then due and owing; or

                 (e) deliver to the Related Trustees written notice that an Event of Default has occurred under this Agreement and directing the Related Trustees to take such action pursuant to the Transaction Documents as Fannie Mae may determine, including a request that the Related Trustees declare the principal of all or a portion of the Related Securities then outstanding and the interest accrued thereon to be immediately due and payable in accordance with the terms and conditions of the Related Indentures.

No failure or delay on the part of Fannie Mae to exercise any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any further exercise thereof or the exercise of any further right or remedy hereunder or under any other Transaction Document. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or under any Transaction Document.
No exercise by Fannie Mae of any remedy under any Transaction Document shall operate as a limitation on any rights or remedies of Fannie Mae under this Agreement.

In order to entitle Fannie Mae to exercise any remedy reserved to Fannie Mae in this Article, it shall not be necessary to give any notice, other than such notice as may be required under the






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
applicable provisions of any of the Transaction Documents. The rights and remedies of Fannie Mae specified in this Agreement are for the sole and exclusive benefit, use and protection of Fannie Mae, and Fannie Mae is entitled, but shall have no duty or obligation to the Borrowers, any Issuer, any Related Trustee, any Bondholder with respect to any of the Bonds, or otherwise, (a) to exercise or to refrain from exercising any right or remedy reserved to Fannie Mae hereunder, or (b) to cause any Related Trustee or any other party to exercise or to refrain from exercising any right or remedy available to it under any of the Transaction Documents.

VIII.

                                MISCELLANEOUS

1                WAIVERS, AMENDMENTS.

                 This Agreement may be amended only by a written instrument duly executed by each of the parties hereto. The Borrowers may take any action herein prohibited or omit to perform any act herein required to be performed or omit to perform any act herein required to be performed by it, only if the Borrowers shall first obtain the written consent of Fannie Mae thereto. No course of dealing between the Borrowers and Fannie Mae, nor any delay in exercising any rights hereunder, shall operate as a waiver of any rights of Fannie Mae hereunder. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

2                SURVIVAL OF REPRESENTATION AND WARRANTIES.

                 All statements contained in any Transaction Document or in any certificate, financial statement or other instrument delivered by or on behalf of any Borrower pursuant to or in connection with this Agreement (including any such statement made in or in connection with any amendment hereto or thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement (a) shall be made and shall be true at and as of the date of this Agreement, the Fannie Mae Facility Closing Date and the date of each Advance, and (b) shall survive the execution and delivery of this Agreement, regardless of any investigation made by Fannie Mae or on its behalf.






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
3                NOTICES.

                 All notices, directions, certificates or other communications hereunder shall be given by certified or registered mail, return receipt requested, OR by overnight courier addressed to the appropriate notice address set forth below. Any of the parties hereto may, by a notice to the other party specifically captioned "Notice of Change of Address pursuant to section 8.3 of the Master Reimbursement Agreement", designate any further or different address to which subsequent notices, certificates or other communications shall be sent without any requirement of execution of any amendment to this Agreement. Any such notice, certificate or communication shall be deemed to have been given as of the date of actual delivery or the date of failure to deliver by reason of refusal to accept delivery or changed address of which no notice was given pursuant to this section 8.3. Unless otherwise directed by Fannie Mae pursuant to section 8.19, all notices pursuant to this Agreement shall also be given to Servicer in accordance with this section 8.3. The notice addresses are as follows:

                 (a)      if to Borrowers:

                                  c/o Avalon Properties, Inc.
                                  5904 Richmond Highway, Suite 300
                                  Alexandria, Virginia 22303
                                  Attention:  Chief Financial Officer

                          with copies to:

                                  c/o Avalon Properties, Inc.
                                  15 River Road, Suite 210
                                  Wilton, Connecticut 06897
                                  Attention:  Joanne Lockridge

                          and to:

                                  Baber & Kalinowski, P.C.
                                  3050 Chain Bridge Road, Suite 305
                                  Fairfax, Virginia  22030
                                  Attention:  Brant Baber, Esq.

                 (b)      if to Fannie Mae:

                          if by mail or overnight courier:

                                  Fannie Mae
                                  3900 Wisconsin Avenue, N.W.






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
                                  Washington, D.C.  20016
                                  Attention:  Senior Vice President -
                                                   Multifamily Activities

                          if by messenger:

                                  Fannie Mae
                                  3939 Wisconsin Avenue, N.W.
                                  Washington, D.C.  20016
                                  Attention:  Senior Vice President -
                                                   Multifamily Activities

                          in each case, with copies to:

                                  Fannie Mae
                                  Southeast Regional Office
                                  950 East Paces Ferry Road
                                  Suite 1900
                                  Atlanta, Georgia 30326
                                  Attention:  Vice President - Multifamily
                                                   Activities

                                  and to:

                                  Fannie Mae
                                  3900 Wisconsin Avenue, N.W.
                                  Washington, D.C.  20016
                                  Attention:     Multifamily Mortgage
                                                   Operations-Manager
                                                 Multifamily Deliveries

                 (c)      if to Servicer:

                          Washington Capital DUS, Inc.
                          1616 North Fort Myer Drive, Suite 1210
                          Arlington, Virginia 22209
                          Attention:       Bridget O. Schmitz
                                           Executive Vice President






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
4                PAYMENT PROCEDURE.

                 The Borrowers agree that, unless otherwise directed pursuant to section 6.1, all amounts due to Fannie Mae under Article 4 of this Agreement shall be paid to Servicer for remittance to Fannie Mae pursuant to the Servicing Agreement. All payments to be made to Servicer, for the account of Fannie Mae, pursuant to this Agreement shall be paid in immediately available funds to Servicer in accordance with the Related Mortgage Note or in accordance with instructions given to the Borrowers by Servicer. Except as otherwise provided above in this section 8.4, all payments to be made to Fannie Mae pursuant to this Agreement shall be made before 2:00 p.m., Washington, D.C. time, on the date when due, in lawful currency of the United States of America and in immediately available funds by wire transfer to an account designated in writing by Fannie Mae unless the Borrowers are otherwise instructed in writing by Fannie Mae. Notwithstanding the foregoing, in connection with Borrowers' obligation to reimburse Fannie Mae by 2:00 p.m., Washington, D.C. time for certain payments made by Fannie Mae as provided in Article 4 of this Agreement, such payment will, unless otherwise directed pursuant to section 8.19, be deemed to have been timely made if made to Servicer, for remittance to Fannie Mae, by wire transfer to an account designated in writing by Servicer, before 2:00 p.m., Washington, D.C. time.

5                CONTINUING OBLIGATION.

                 This Agreement is a continuing obligation of the Borrowers and shall, until the later of the date upon which all amounts due and owing to Fannie Mae hereunder shall have been paid in full and the date Fannie Mae's obligations under the last remaining Related Fannie Mae Credit Enhancement Instrument are terminated, (a) be binding upon the Borrowers and its successors and assigns and (b) inure to the benefit of and be enforceable by Fannie Mae and its successors, transferees and assigns; provided, that the Borrowers may not assign all or any part of this Agreement without the prior written consent of Fannie Mae. Notwithstanding the foregoing, the Obligations of (i) Chase Ridge Inc. shall terminate upon Chase Ridge Inc.'s receipt of a release from Fannie Mae in accordance with Section 5.3(e) or Section 5.5(b)(ii) and (ii) Chase Lea Inc. shall terminate upon Chase Lea Inc.'s receipt of a release from Fannie Mae in accordance with Section 5.3(e) or Section 5.5(b)(ii).

6                SATISFACTION REQUIREMENT.

                 If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to, or subject to the satisfaction of, Fannie Mae, then, unless otherwise expressly specified herein, the determination of such satisfaction shall be made by Fannie Mae in its sole and exclusive judgment.






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
7                CONSENT OF FANNIE MAE.

                 If any provision of this Agreement provides for the approval, consent, election, determination, exercise of discretion, choice, designation, judgment or waiver of or by Fannie Mae and if a basis for Fannie Mae granting such approval, consent, determination, election, exercise of discretion, choice, designation, judgment or waiver is not otherwise stated (i.e., that such approval, consent, election, determination, exercise of discretion, choice, designation, judgment or waiver will be "reasonable"), then in each case such approval, consent, determination, election, exercise of discretion, choice, designation, judgment or waiver will be given by Fannie Mae in its sole and absolute discretion.

8                GOVERNING LAW.

                 This Agreement shall be construed and enforced in accordance with, and the rights and remedies of the parties hereto shall be governed by, the laws of the District of Columbia without regard to conflicts of law, principles, except to the extent that Federal laws may prevail; provided, however, that matters respecting the creation, perfection, priority and foreclosure of the Lien on each Property granted pursuant to or in connection with the Transaction Documents shall be governed by, and construed and enforced in accordance with, the internal law of the state or commonwealth in which such Property is situated without giving effect to the conflicts of law principles of such state or commonwealth.

9                JURISDICTION, CONSENT TO SERVICE .

                 (a) Each of the Borrowers hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any District of Columbia court or Federal court of the United States of America sitting in the District of Columbia, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Bond Documents, the Mortgage Documents, the Custodial Receipts Documents and every other Transaction Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such District of Columbia court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall effect any right that Fannie Mae may otherwise have to bring any action or proceeding relating to this Agreement, the Bond Documents, the Mortgage Documents, the Custodial Receipts Documents or the other Transaction Documents against any Borrower or its properties in the courts of any jurisdiction.

                 (b) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Bond Documents, the Mortgage Documents, the Custodial Receipts Documents or the other Transaction Documents in any District of Columbia or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                 (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in section 8.3. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

10               WAIVERS OF JURY TRIAL.

                 BORROWERS AND FANNIE MAE (A) COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS TRIABLE BY A JURY AND (B) WAIVE ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL BY EACH BORROWER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. FURTHER, EACH BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF FANNIE MAE (INCLUDING, BUT NOT LIMITED TO, THE FANNIE MAE'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO OWNER THAT FANNIE MAE WILL NOT SEEK TO ENFORCE THE PROVISIONS OF THIS SECTION 8.10.

11               COUNTERPARTS.

                 This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.






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12               SEVERABILITY.

                 Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction and the remaining portion of such provision and all other remaining provisions will be construed to render them enforceable to the fullest extent. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

13               BUSINESS DAYS.

                 If any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in any case be included in computing interest, if any, in connection with such payment.

14               ENTIRE AGREEMENT.

                 This Agreement and the other Transaction Documents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Transaction Documents. Nothing in this Agreement or the other Transaction Documents, expressed or implied, is intended to confer upon any party other than the respective parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Transaction Documents; provided, however, that as to Persons other than Fannie Mae and the Borrowers that are parties to any of the Transaction Documents, such Persons shall not have any rights, remedies, obligations or liabilities under this Agreement or any of the Transaction Documents except under such Transaction Documents as to which such Persons are direct parties.

15               HEADINGS.

                 Section, subsection and paragraph headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

16               FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS.

                 To the extent permitted by law, the parties to this Agreement agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements to this Agreement and such further instruments as Fannie Mae may request and as may be reasonably required in the opinion of Fannie Mae or its counsel to effectuate the intention of or facilitate the performance of this Agreement or any other Transaction Document.

17               ASSIGNMENT; TRANSFERS; THIRD-PARTY RIGHTS.

                 The Borrowers shall not assign this Agreement, or delegate any of the Obligations hereunder, without the prior written consent of Fannie Mae. This Agreement may not be transferred in any respect without the prior written consent of Fannie Mae. Nothing in this Agreement shall confer any right upon any holder of any Bond or any other Person other than the parties hereto and their successors and permitted assigns; provided, however, that notwithstanding anything to the contrary herein, Servicer shall be a third-party beneficiary with respect to Borrowers' covenants and obligations under section 4.5.

18               WAIVER OF CLAIMS.

                 IN ORDER TO INDUCE FANNIE MAE TO EXECUTE AND DELIVER THE AGREEMENTS, THE BORROWERS HEREBY REPRESENT AND WARRANT THAT THEY HAVE NO CLAIMS, SET-OFFS OR DEFENSES AS OF THE FANNIE MAE FACILITY CLOSING DATE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR IN CONNECTION WITH ANY OF THE OTHER TRANSACTION DOCUMENTS. TO THE EXTENT ANY SUCH CLAIMS, SET-OFFS OR DEFENSES MAY EXIST, WHETHER KNOWN OR UNKNOWN, THEY ARE EACH HEREBY WAIVED AND RELINQUISHED IN THEIR ENTIRETY.

19               DISCLAIMER; ACKNOWLEDGEMENTS.

                 Approval by Fannie Mae of the Borrowers, the Mortgage Loans, the Bonds or otherwise shall not constitute a warranty or representation by Fannie Mae as to any matter. Nothing set forth in this Agreement, in any of the Transaction Documents or in the subsequent conduct of the parties shall be deemed to constitute Fannie Mae as the partner or joint venturer of any person for any purpose whatsoever.






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20               CONFLICTS BETWEEN AGREEMENTS.

                 Any terms and conditions contained in this Agreement that may also be contained in any of the Related Mortgage Notes, any of the Related Mortgages, any of the Reimbursement Loan Documents or any other Transaction Document to which any of the Borrowers and Fannie Mae are parties, shall not, to the extent reasonably practicable, be construed to be in conflict with each other but rather shall be construed as duplicative, confirming, additional, or cumulative provisions. To the extent that any ultimate conflict is determined to exist between the terms and conditions of this Agreement and those set forth in any of the Related Mortgage Notes, any of the Related Mortgages, any of the Reimbursement Loan Documents or any of the other Transaction Document to which any of the Borrowers and Fannie Mae are parties, the terms and conditions of this Agreement shall control.

21               JOINT AND SEVERAL LIABILITY.


         (a) JOINT AND SEVERAL LIABILITY. Notwithstanding anything contained in this Agreement or any of the other Transaction Documents to the contrary (but subject, however, to the provisions of subsection 8.21(b)), all Obligations of any or all the Borrowers under this Agreement and the other Loan Documents shall be joint and several Obligations of each Borrower.

         (b)     MAXIMUM LIABILITY OF EACH BORROWER; CONTRIBUTION AMONG
BORROWERS.

                 (i) Maximum Liability of each Borrower. Notwithstanding anything contained in this Agreement or any of the other Transaction Documents to the contrary, if the Obligations of any Borrower hereunder exceed the limitations imposed under any Fraudulent Transfer Law (as hereinafter defined), then such Obligations of such Borrower shall be limited to a maximum aggregate amount equal to the largest amount that would not render its Obligations subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of such Borrower, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Borrower in respect of intercompany indebtedness to any other Borrower or any other Affiliate of the Borrowers to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Borrower in respect of the Obligations) and after giving effect (as assets) to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Borrower pursuant to applicable law or pursuant to the terms of any agreement.

                 (ii) Contribution Among Borrowers. The Borrowers together desire to allocate among themselves in a fair and equitable manner, their Obligations arising under this Agreement. Accordingly, in the event any payment or distribution is made on any date by any Borrower under this Agreement that exceeds its Fair Share (as defined below) as of such date, that Borrower shall be entitled to a contribution from each of the other the Borrowers in the amount of such other Borrower's Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Borrower's Aggregate Payments (as defined below) to equal its Fair Share as of such date provided, however, that notwithstanding the foregoing, no Borrower shall be entitled to receive contribution payments which exceed the amount of payments such Borrower has made on account of the Obligations as of any date of determination. "FAIR SHARE" means, with respect to a Borrower as of any date of determination, an amount equal to (a) the ratio of (X) the Adjusted Maximum Amount (as defined below) with respect to such Borrower to (Y) the aggregate of the Adjusted Maximum Amounts with respect to all the Borrowers multiplied by (b) the aggregate amount paid or distributed on or before such date by all the Borrowers hereunder in respect of the Obligations. "FAIR SHARE SHORTFALL" means, with respect to a Borrower as of any date of determination, the excess, if any, of the Fair Share of such Borrower over the Aggregate Payments of such Borrower. "ADJUSTED MAXIMUM AMOUNT" means, with respect to a Borrower as of any date of determination, the maximum aggregate amount of the Obligations of such Borrower under this Agreement determined as of such date in accordance with subsection 8.21(b)(i); provided that, solely for purposes of calculating the "Adjusted Maximum Amount" with respect to any Borrower for purposes of this subsection 8.21(b)(ii), any assets or liabilities of such Borrower arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Borrower. "AGGREGATE PAYMENTS" means, with respect to a Borrower as of any date of determination, an amount equal to (a) the aggregate amount of all payments and distributions made on or before such date by such Borrower in respect of this Agreement (including in respect of this subsection 8.21(b)(ii)) minus (b) the aggregate amount of all payments received on or before such date by such Borrower from the other Borrowers as contributions under this subsection 8.21(b)(ii). The amounts payable as contributions under this subsection 8.21(b)(ii) shall be determined as of the date on which the related payment or distribution is made by the applicable Borrower. The allocation among the Borrowers of their obligations as set forth in this subsection 8.21(b)(ii) shall not be construed in any way to limit the liability of any Borrower hereunder.

         (c) BORROWERS' RIGHTS OF SUBROGATION, ETC.. Until the Obligations shall have been paid and performed in full, each Borrower shall withhold exercise of any right of subrogation, contribution, reimbursement or indemnity (whether contractual (including any such right under subsection 8.21(b)(ii)), statutory, equitable, under common law or otherwise) and any other rights to enforce any claims or remedies which it now has or may hereafter have against any other Borrower or any of the Collateral or against any other guarantor or security for the

Obligations. Each Borrower further agrees that, to the extent its agreement to withhold exercise of such rights of subrogation, contribution, reimbursement and indemnity and such other rights as set forth above is found by a court of competent jurisdiction to be void or voidable for any reason, any such rights such Borrower may have against any other Borrower, any Collateral or any other guarantor or security for the Obligations shall be junior and subordinate to any rights Fannie Mae may have against such Borrower, such Collateral, such guarantor or such security.

         (d) SUBORDINATION OF OBLIGATIONS BETWEEN BORROWERS. Any indebtedness of a Borrower (a "DEBTOR AFFILIATE") now or hereafter held by any other Borrower (a "CREDITOR AFFILIATE") is hereby subordinated to the Obligations of such Debtor Affiliate to Fannie Mae. If Fannie Mae so requests after an Event of Default has occurred and is continuing, such indebtedness shall be collected, enforced and received by such Creditor Affiliate as trustee for Fannie Mae and be paid over to Fannie Mae on account of the Obligations.

         (e) FANNIE MAE' RIGHTS. Each Borrower hereby agrees that Fannie Mae may, without demand and at any time and from time to time and without the consent of, or notice to, such Borrower, without incurring responsibility to such Borrower, and without impairing or releasing the obligations of such Borrower hereunder, upon or without any terms or conditions and in whole or in part:

                 (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Obligations of any other Borrower, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Obligations of such Borrower shall apply to the Obligations of such other Borrower as so changed, extended, renewed or altered;

                 (ii) subject to the limitations imposed by subsection 8.21(b)(i), if any, take and hold security for the payment of the Obligations of any other Borrower and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, such Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                 (iii) exercise or refrain from exercising any rights against any other Borrower or any Collateral;

                 (iv) release or substitute any one or more endorsers, guarantors, or other obligors in respect of the Obligations of any other Borrower;

                 (v) settle or compromise any of the Obligations of any other Borrower, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, or subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of such other Borrower to its creditors other than Fannie Mae;

                 (vi) subject to the limitations imposed by subsection 8.21(b)(i), if any, apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any other Borrower to Fannie Mae regardless of what liability or liabilities of such Borrower to Fannie Mae remain unpaid; and/or

                 (vii) consent to or waive any breach by any other Borrower of, or any act, omission or default by any other Borrower under, this Agreement or any of the other Transaction Documents.

         (f) OBLIGATIONS ABSOLUTE. No invalidity, irregularity or unenforceability of all or any part of the Obligations of any Borrower shall affect, impair or be a defense to the Obligations of any other Borrower in respect thereof, and the Obligations of each Borrower under subsection 8.21(a) in respect of the Obligations of each other Borrower shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor for the Obligations of such other Borrower except payment and performance in full thereof.

         (g) RELIANCE. Fannie Mae shall not be required to inquire into the capacity or powers of any Borrower, or any of the officers, directors, partners or agents acting or purporting to act on behalf of any Borrower, as a condition to the liability of any other Borrower hereunder, and any Obligations made or created in reliance upon the professed exercise of such powers shall become Obligations of such other Borrower hereunder.

         [The remainder of this page has been intentionally left blank]

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the date hereof.


                                 AVALON COLLATERAL, INC., a Maryland corporation



                                 By:
                                      -----------------------------
                                      Thomas J. Sargeant
                                      Chief Financial Officer and Secretary

                                 AVALON CHASE RIDGE, INC., a Maryland
                                 corporation



                                 By:
                                      -----------------------------
                                      Thomas J. Sargeant
                                      Chief Financial Officer and Secretary



                                 AVALON CHASE LEA, INC., a Maryland corporation



                                 By:
                                      -----------------------------
                                      Thomas J. Sargeant
                                      Chief Financial Officer and Secretary


                                 FEDERAL NATIONAL MORTGAGE ASSOCIATION


                                 By:
                                      -----------------------------
                                      Thomas W. White
                                      Senior Vice President

                                    EXHIBIT A
               BOND PROPERTIES, ISSUERS AND RELATED INFORMATION

SECTION A.  FLOATING RATE BOND PROPERTIES:


                                                                    Bond/Loan               Bond
Project                                Issuer                        Amount                Trustee
-------                                ------                        ------                -------
 1.  Avalon Meadows            Howard County,                       $11,500,000          Crestar Bank
       Apartments Project      Maryland
     Howard County, MD




 2.  Avalon at Hampton I       Hampton Redevelopment                 $8,060,000          Crestar Bank
       Project                 and Housing Authority
     City of Hampton, VA



 3.  Avalon Pointe Project     Hampton Redevelopment                 $6,387,000          Crestar Bank
     Stafford County, VA       and Housing Authority





                                                              Fees
                                                ------------------
                                 Issuer        Trustee     Remark.         Total
Project                                                     Agent                                       Bonds
-------                                                                                                 -----
 1.  Avalon Meadows                   --      .0374%         .125%         .1624%     Howard County, Maryland Multifamily Housing
     Apartments Project                                                               Revenue Refunding Bonds (Avalon Meadows
     Howard County, MD                                                                Apartments Project), Series 1996




 2.  Avalon at Hampton I              --     .05335%         .125%        .17835%     Hampton Redevelopment and Housing Authority
     Project                                                                          Multifamily Housing Revenue Refunding Bonds
     City of Hampton, VA                                                              Series 1996A (Avalon at Hampton I Project)



 3.  Avalon Pointe Project            --    .067325%         .125%       .192325%     Hampton Redevelopment and Housing Authority
     Stafford County, VA                                                              Multifamily Housing Revenue Bonds 1996 Series
                                                                                      (Avalon Pointe Project)








NY1-419670
(AVALON Master Reimbursement Agreement)

SECTION B.  FIXED RATE BOND PROPERTIES:


                                                                Bond/Loan          Bond
Project                                 Issuer                   Amount           Trustee
-------                                 ------                   ------           -------
 1.  Avalon Landing Apartments    Anne Arundel County,         $7,000,000       Crestar Bank
     Project                      Maryland
     Anne Arundel County, MD



 2.  Avalon Knoll Apartments      Housing                     $14,130,000       Crestar Bank
     Montgomery County, MD        Opportunities
                                  Commission of
                                  Montgomery County





                                                Mortgage Loan Interest Components
                                           -----------------------------------------
                                         Pass-         Servicing     Facility      Actual
Project                                 Through           Fee           Fee       Note Rate                  Bonds
-------                                   Rate                                                               -----
 1.  Avalon Landing Apartments          6.15%(1)             .09%      .50%          6.74%    Anne Arundel County, Maryland
     Project                                                                                  Multifamily Housing Revenue
     Anne Arundel County, MD                                                                  Refunding Bonds (Avalon Landing
                                                                                              Apartments Project), Series 1996


 2.  Avalon Knoll Apartments             6.287%(2)           .09%      .50%         6.877%    Housing Opportunities Commission
     Montgomery County, MD                                                                    of Montgomery County Multifamily
                                                                                              Housing Revenue Bonds (Avalon
                                                                                              Knoll Apartments) 1996 Issue C


-----------------------------

    (1) The Pass-Through Rate for the Anne Arundel County, Maryland Multifamily Housing Revenue Refunding Bonds (Avalon Landing Apartments Project), Series 1996 includes the Trustee's fee equal to .0472% per annum of the outstanding principal amount of the related Mortgage Loan. There is no Issuer's fee payable in connection with this transaction.

    (2) The Pass-Through Rate for the Housing Opportunities Commission of Montgomery County Multifamily Housing Revenue Bonds (Avalon Knoll Apartments), 1996 Issue C includes the Trustee's fee equal to .02357% per annum of the outstanding principal amount of the related Mortgage Loan and the Issuer's Fee equal to .145% per annum of the outstanding principal amount of the related Mortgage Loan.



                                   Exh. A-2

SECTION C. CUSTODIAL RECEIPTS PROPERTIES:

         Project                                 Bond Issuer                                 Bonds
         -------                                 -----------                                 -----
         1.  Avalon Ridge              Community Development              Community Development Administration
             Montgomery County, MD     Administration, Department of      Multifamily Development Revenue Bonds, 1985
                                       Economic and Community             Issue A (Chase Ridge)
                                       Development State of Maryland

         2.  Avalon Lea                Community Development              Community Development Administration
             Baltimore County, MD      Administration, Department of      Multifamily Development Revenue Bonds, 1985
                                       Economic and Community             Issue B (Chase Lea)
                                       Development State of Maryland



         Project                             Custodial Receipts              Amount
         -------                             ------------------              ------
         1.  Avalon Ridge               Avalon Properties, Inc.,             $26,815,000
             Montgomery County, MD      Custodial Receipts,
                                        Series 1995 A

         2.  Avalon Lea                 Avalon Properties, Inc.,             $16,835,000
             Baltimore County, MD       Custodial Receipts,
                                        Series 1995-B

                                    Exh. A-3